Execution Version

AMENDMENT NO. 4 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 4 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this

“Amendment”) is made as of this 31st day of March, 2025 (the “Fourth Amendment Effective Date”), by and among SHIMMICK CONSTRUCTION COMPANY, INC., a California corporation (“Shimmick”), RUST CONSTRUCTORS INC., a Delaware corporation, THE LEASING CORPORATION, a Nevada corporation, (collectively, the “Borrowers” and each individually, a “Borrower”), SHIMMICK CORPORATION (f/k/a SCCI National Holdings, Inc.), a Delaware corporation (“Holdings”), ALTER DOMUS (US) LLC, a Delaware limited liability company, as Agent, and the financial institutions or other entities parties hereto, each as a Lender.

RECITALS

A.
Agent, Lenders, Borrowers and Holdings have entered into that certain Credit, Security and Guaranty Agreement, dated as of May 20, 2024, as amended by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of September 25, 2024, by that certain Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of January 30, 2025, and by that certain Amendment No. 3 and Limited Waiver to Credit, Security and Guaranty Agreement, dated as of March 12, 2025 (as amended, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.
Borrowers and Holdings have requested, and Agent and all Lenders have agreed, to amend certain provisions of the Existing Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrowers and Holdings hereby agree as follows:

1.
Recitals. This Amendment shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended as follows, which such amendments shall immediately and automatically become effective upon the effectiveness of this Amendment in accordance with Section 4 below:
(a)
the Existing Credit Agreement is hereby amended as set forth on Exhibit A attached hereto; and

(b)
Schedule 3.17(a) of the Credit Agreement is hereby amended as set forth on Schedule 3.17(a) attached hereto.

3.
Representations and Warranties; Reaffirmation of Security Interest; No Liens.
(a)
Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
(b)
Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Amendment constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
(c)
Each Credit Party hereby confirms that as of the Fourth Amendment Effective Date, no Liens exist other than Permitted Liens.
4.
Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent and the Lenders in their sole discretion:
(a)
Agent and the Lenders shall have received a copy of this Amendment, dated as of even date herewith, duly-executed by each Credit Party, Agent and the Lenders.
(b)
Agent and the Lenders shall have a received true, correct and complete copies of the executed (i) Ansley Park Credit Agreement, (ii) Ansley Park Subordination Agreement and (iii) “Loan Documents” (as defined in the Ansley Park Credit Agreement), each in form and substance reasonably satisfactory to the Lenders.
(c)
Agent and the Lenders shall have received a certificate from an officer (or another authorized person) of each Borrower in form and substance reasonably satisfactory to the Agent and Lenders certifying as to (i) the names and signatures of each officer or authorized signatories of such Borrower authorized to execute and deliver this Amendment and all documents executed in connection herewith, (ii) the Organizational Documents (as defined in the Credit Agreement) of such Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, (iii) the resolutions of such Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of such Borrower in each applicable jurisdiction;
(d)
Agent and the Lenders shall have received opinions of the Credit Parties’ counsel in form and substance satisfactory to Agent and the Lenders;
(e)
all representations and warranties of Credit Party contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

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(f)
prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents;
(g)
Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent and the Lenders may reasonably request; and
(h)
payment of all fees, expenses and other amounts due and payable under this Amendment, including all reasonable and documented legal fees and expenses of Agent and Lenders.
5.
Costs and Fees. Credit Parties shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of counsel and other advisors of the Lenders and of the Agent, as applicable, incurred in connection with the preparation, negotiation, execution and delivery of (i) this Amendment, (ii) the Ansley Park Subordination Agreement and (iii) any related Financing Documents.
6.
Release.
(a)
In consideration of, among other things, Agent’s and the Lenders’ execution and delivery of this Amendment, each Borrower and each other Credit Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims, whether known or unknown, (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents, including this Amendment, or transactions contemplated thereby or any actions or omissions in connection therewith, and (ii) any aspect of the dealings or relationships between or among Borrowers and the other Credit Parties, on the one hand, and any or all of the Agent and Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by a Borrower or any other Credit Party of any Loans or financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any Loans or other financial accommodations. In entering into this Amendment, Borrowers and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Financing Documents and payment in full of the Obligations.
(b)
Each Borrower and each other Credit Party hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities,

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obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Financing Documents, this Amendment or any other document executed and/or delivered in connection herewith or therewith. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower and other Credit Party agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Amendment, the Credit Agreement, the other Financing Documents and the payment in full of the Obligations.
(c)
Each Borrower and each other Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Credit Party pursuant to Section 6(a) hereof. If a Borrower, any other Credit Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, Borrowers and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.
7.
No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended above, the Credit Agreement, and all other Financing

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Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b)
No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
(c)
Governing Law. THIS AMENDMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.
(d)
WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SECTION 9(d) SHALL LIMIT THE CREDIT PARTIES’ INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN SECTION 11.6 OF THE CREDIT AGREEMENT TO THE EXTENT SUCH SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNITEE IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER; (iii) EACH PARTY HEREBY CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND

(iv) EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT, THE FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9(d).

(e)
Incorporation of Credit Agreement Provisions. The provisions contained in Section

11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.19 (Surety Rights) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(f)
Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
(g)
Counterparts; Integration. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any

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document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Amendment, the Credit Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)
Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Time of the Essence. Time is of the essence in Borrower’s and each other Credit Party’s performance under this Amendment and all other Financing Documents.
(j)
Successors/Assigns. This Amendment shall be binding upon and inure to the benefit of Credit Parties and Agent and each Lender and their respective successors and permitted assigns.
(k)
Agent. Each of the undersigned Lenders, by their execution of this Amendment, directs the Agent to execute this Amendment and the Ansley Park Subordination Agreement. In doing so, the Agent shall be entitled to all rights, benefits and protections set forth in the Credit Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Amendment to be executed the day and year first above mentioned.

AGENT: ALTER DOMUS (US) LLC,

as Agent

By:

Name: Pinju Chiu

Title: Associate Counsel

LENDERS: AECOM,

as Lender

By:

Name: Morgan Jone•

Title: Vice President, Treasury

BERKSHIRE HATHAWAY SPECIALITY INSURANCE COMPANY,

as Lender

By: Name:

Title:

LENDERS: AECOM,

as Lender

By: Name:

Title:

BERKSHIRE HATHAWAY SPECIALITY INSURANCE COMPANY,

as Lender

Jeffrey Jubera

V.P. - Global Surety ClaimsBy: Name:

Title:

BORROWERS: SHIMMICK CONSTRUCTION COMPANY, INC.

By: Name: Amanda Mobley

Title: Chief Financial Officer; Treasurer; Executive Vice President

RUST CONSTRUCTORS INC.

By: Name: Dylan Ellsworth

Title: General Counsel; Secretary; Vice President

THE LEASING CORPORATION

By: Name: Amanda Mobley

Title: Chief Financial Officer; Treasurer; Executive Vice President

GUARANTORS: SHIMMICK CORPORATION

By: Name: Amanda Mobley

Title: Chief Financial Officer; Treasurer; Executive Vice President

Exhibit A

[See attached.]

Exhibit A

CREDIT, SECURITY AND GUARANTY AGREEMENT

dated as of May 20, 2024

by and among

SHIMMICK CONSTRUCTION COMPANY, INC., RUST CONSTRUCTORS INC., THE LEASING CORPORATION,

and

the other entities shown on the signature pages hereto and any additional borrower that hereafter becomes party hereto,

each as a Borrower, and collectively as Borrowers,

and

SHIMMICK CORPORATION,

and

any guarantor that hereafter becomes party hereto, each as Guarantor, and collectively as Guarantors,

and

ALTER DOMUS (US) LLC,

as Agent,

and

THE LENDERS

FROM TIME TO TIME PARTY HERETO

TABLE OF CONTENTS

Page

1

ARTICLE 1 - DEFINITIONS 6

Section 1.1 Certain Defined Terms 6

Section 1.2 Accounting Terms and Determinations 44

Section 1.3 Other Definitional and Interpretive Provisions 44

Section 1.4 Settlement and Funding Mechanics 45

Section 1.5 Time is of the Essence 45

Section 1.6 Time of Day 45

Section 1.7 MFN Override. 45

Section 1.8 Rates 45

ARTICLE 2 - LOANS 45

Section 2.1 Loans 45

Section 2.2 Interest, Interest Calculations and Certain Fees 46

Section 2.3 Notes 49

Section 2.4 [Reserved] 49

Section 2.5 Prepayments 49

Section 2.6 General Provisions Regarding Payment; Loan Account 51

Section 2.7 Maximum Interest 52

Section 2.8 Taxes; Capital Adequacy; Increased Costs; Inability to Determine Rates; Illegality 52

Section 2.9 Appointment of Borrower Representative 57

Section 2.10 Joint and Several Liability; Rights of Contribution; Subordination and Subrogation 58

Section 2.11 [Reserved] 60

Section 2.12 Termination; Restriction on Termination 60

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES 60

Section 3.1 Existence and Power 60

Section 3.2 Organization and Governmental Authorization; No Contravention 61

Section 3.3 Binding Effect 61

Section 3.4 Capitalization 61

Section 3.5 Financial Information 61

Section 3.6 Litigation 61

Section 3.7 Ownership of Property 62

Section 3.8 No Default 62

Section 3.9 Labor Matters 62

Section 3.10 Investment Company Act 62

Section 3.11 Margin Regulations 62

Section 3.12 Compliance With Laws; Anti-Terrorism Laws 62

Section 3.13 Taxes 63

Section 3.14 Compliance with ERISA 63

Section 3.15 Brokers 64

Section 3.16 EEA Financial Institutions 64

Section 3.17 Material Contracts 64

Section 3.18 Compliance with Environmental Requirements; No Hazardous Materials 64

Section 3.19 Intellectual Property 65

Section 3.20 Solvency 65

Section 3.21 Full Disclosure 65

Section 3.22 [Reserved] 66

Section 3.23 Subsidiaries 66

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Section 3.24 [Reserved] 66

Section 3.25 Collateral; Governmental Contracts; Governmental Account Debtors 66

ARTICLE 4 - AFFIRMATIVE COVENANTS 67

Section 4.1 Financial Statements and Other Reports and Notices 67

Section 4.2 Payment and Performance of Obligations 70

Section 4.3 Maintenance of Existence 70

Section 4.4 Maintenance of Property; Insurance 70

Section 4.5 Compliance with Laws and Material Contracts 71

Section 4.6 Inspection of Property, Books and Records 72

Section 4.7 Use of Proceeds 72

Section 4.8 [Reserved] 72

Section 4.9 Notices of Material Contracts, Litigation and Defaults 72

Section 4.10 Environmental Matters 73

Section 4.11 Further Assurances 73

Section 4.12 Rolling Stock 75

Section 4.13 Power of Attorney 75

Section 4.14 Milestone Schedule 76

Section 4.15 Schedule Updates 76

Section 4.16 Post-Closing Covenants 76

ARTICLE 5 - NEGATIVE COVENANTS 77

Section 5.1 Debt; Contingent Obligations 77

Section 5.2 Liens 77

Section 5.3 Distributions 77

Section 5.4 Restrictive Agreements 77

Section 5.5 Payments and Modifications of Subordinated Debt 78

Section 5.6 Consolidations, Mergers and Sales of Assets 78

Section 5.7 Purchase of Assets, Investments 78

Section 5.8 Transactions with Affiliates 79

Section 5.9 Modification of Organizational Documents 79

Section 5.10 Modification of Certain Agreements 79

Section 5.11 Conduct of Business 80

Section 5.12 [Reserved] 80

Section 5.13 Limitation on Sale and Leaseback Transactions 80

Section 5.14 Deposit Accounts and Securities Accounts; Payroll and Benefits

Accounts 80

Section 5.15 Compliance with Anti-Terrorism Laws 81

Section 5.16 [Reserved] 81

Section 5.17 Permitted Activities of Holdings 81

Section 5.18 Permitted Servicing Joint Ventures 81

Section 5.19 AECOM Side Letter 81

Section 5.20 Capital Expenditures 81

Section 5.21 Approved Budget and Milestone Schedule 81

Section 5.22 Material Project Documents. 82

Section 5.23 Public Filings and Disclosures. 82

Section 5.24 Borrowing of First Lien Loans 83

ARTICLE 6 – FINANCIAL COVENANTS 83

Section 6.1 Leverage Ratio 83

Section 6.2 Evidence of Compliance 83

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ARTICLE 7 - CONDITIONS 83

Section 7.1 Conditions to Closing 83

Section 7.2 Conditions to Each Loan 85

Section 7.3 Searches 86

ARTICLE 8 - [RESERVED] 86

ARTICLE 9 - SECURITY AGREEMENT 86

Section 9.1 Generally 86

Section 9.2 Representations and Warranties and Covenants Relating to Collateral 87

Section 9.3 Intercreditor Agreement. 91

ARTICLE 10 - EVENTS OF DEFAULT 91

Section 10.1 Events of Default 91

Section 10.2 Acceleration and Suspension or Termination of Revolving Loan

Commitment 94

Section 10.3 UCC Remedies 94

Section 10.4 Protective Advances 96

Section 10.5 Default Rate of Interest 96

Section 10.6 Setoff Rights 97

Section 10.7 Application of Proceeds 97

Section 10.8 Waivers 97

Section 10.9 Injunctive Relief 99

Section 10.10 Marshalling; Payments Set Aside 99

ARTICLE 11 - AGENT 99

Section 11.1 Appointment and Authorization 100

Section 11.2 Agent and Affiliates 100

Section 11.3 Action by Agent 100

Section 11.4 Consultation with Experts 100

Section 11.5 Liability of Agent. 100

Section 11.6 Indemnification 101

Section 11.7 Right to Request and Act on Instructions 102

Section 11.8 Credit Decision 102

Section 11.9 Collateral Matters 102

Section 11.10 Agency for Perfection 102

Section 11.11 Notice of Default 103

Section 11.12 Assignment by Agent; Resignation of Agent; Successor Agent 103

Section 11.13 Payment and Sharing of Payment 103

Section 11.14 [Reserved] 105

Section 11.15 [Reserved]. 105

Section 11.16 Amendments and Waivers 105

Section 11.17 Assignments and Participations 106

Section 11.18 Funding and Settlement Provisions Applicable When Non-Funding

Lenders Exist 109

Section 11.19 Delegation of Duties 109

Section 11.20 Erroneous Payments 109

Section 11.21 Agent May File Proofs of Claim 111

ARTICLE 12 - GUARANTY 111

Section 12.1 Guaranty 111

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Section 12.2 Payment of Amounts Owed 111

Section 12.3 Certain Waivers by Guarantor 112

Section 12.4 Guarantor’s Obligations Not Affected by Modifications of Financing

Documents 113

Section 12.5 Reinstatement; Deficiency 114

Section 12.6 Subordination of Borrowers’ Obligations to Guarantors; Claims in Bankruptcy 114

Section 12.7 Maximum Liability 115

Section 12.8 Guarantor’s Investigation 115

Section 12.9 Termination 115

Section 12.10 Representative 115

Section 12.11 Guarantor Acknowledgement 115

ARTICLE 13 - MISCELLANEOUS 116

Section 13.1 Survival 116

Section 13.2 No Waivers 116

Section 13.3 Notices 116

Section 13.4 Severability 119

Section 13.5 Headings 119

Section 13.6 Confidentiality 119

Section 13.7 Waiver of Consequential and Other Damages 119

Section 13.8 GOVERNING LAW; SUBMISSION TO JURISDICTION 120

Section 13.9 WAIVER OF JURY TRIAL 120

Section 13.10 Publication 121

Section 13.11 Counterparts; Integration 121

Section 13.12 No Strict Construction 121

Section 13.13 Lender Approvals 121

Section 13.14 Expenses; Indemnity 122

Section 13.15 [Reserved] 124

Section 13.16 Reinstatement 124

Section 13.17 Successors and Assigns 124

Section 13.18 USA PATRIOT Act Notification 124

Section 13.19 Surety Rights 124

Section 13.20 Intercreditor Agreement 124

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ANNEXES, EXHIBITS AND SCHEDULES

ANNEXES

Annex A Commitment Annex

EXHIBITS

Exhibit A [Reserved]

Exhibit B Form of Compliance Certificate

Exhibit C Form of Assignment Agreement

Exhibit D Form of Notice of Borrowing

Exhibit E Form of Budget

Exhibit F-1 Form of U.S. Tax Compliance Certificate Exhibit F-2 Form of U.S. Tax Compliance Certificate Exhibit F-3 Form of U.S. Tax Compliance Certificate Exhibit F-4 Form of U.S. Tax Compliance Certificate Exhibit G Form of Cash Interest Election

Exhibit H Form of Monthly Report

Exhibit I Form of Variance Report

SCHEDULES

Schedule 1.1 Milestone Schedule

Schedule 3.1 Existence, Organizational ID Numbers, Foreign Qualification, Prior Names Schedule 3.4 Capitalization

Schedule 3.6 Litigation Schedule 3.17(a) Material Contracts Schedule 3.17(b) Legacy Projects

Schedule 3.18 Environmental Compliance Schedule 3.19 Intellectual Property

Schedule 3.25 Governmental Contract Matters

Schedule 4.9 Litigation, Governmental Proceedings and Other Notice Events Schedule 5.1 Debt; Contingent Obligations

Schedule 5.2 Liens

Schedule 5.7 Permitted Investments Schedule 5.8(a) Affiliate Transactions

Schedule 5.8(f) Affiliate Transactions with Directors and Officers Schedule 5.11 Business Description

Schedule 5.13 Sale Leaseback Transactions

Schedule 5.14 Deposit Accounts and Securities Accounts Schedule 9.2(b) Location of Collateral

Schedule 9.2(d) Chattel Paper, Letters of Credit Rights, Commercial Tort Claims, Instruments, Documents, Investment Property

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CREDIT, SECURITY AND GUARANTY AGREEMENT

THIS CREDIT, SECURITY AND GUARANTY AGREEMENT (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Agreement”) is dated as of May 20, 2024, by and among SHIMMICK CONSTRUCTION COMPANY, INC., a California corporation (“Shimmick”), RUST CONSTRUCTORS INC., a Delaware corporation (“Rust”), THE LEASING CORPORATION, a Nevada corporation (“Leasing Corporation”), and each additional borrower that may hereafter be added to this Agreement (collectively, together with each of their successors and permitted assigns, each individually as a “Borrower”, and collectively as “Borrowers”), SHIMMICK CORPORATION, f/k/a SCCI National Holdings, Inc., a Delaware corporation (“Holdings”), and any entities that become party hereto as Guarantors (together with each of their successors and permitted assigns, each individually as a “Guarantor”, and collectively as “Guarantors”), ALTER DOMUS (US) LLC, a Delaware limited liability company, as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender.

RECITALS

The Credit Parties have requested that Lenders make available to Borrowers the financing facilities as described herein. Lenders are willing to extend such credit to Borrowers under the terms and conditions herein set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Credit Parties, Lenders and Agent agree as follows:

ARTICLE 1- DEFINITIONS

Section 1.1 Certain Defined Terms. The following terms have the following meanings:

“Account Debtor” means “account debtor”, as defined in Article 9 of the UCC, and any other obligor in respect of an Account.

“Accounts” means, collectively, (a) any right to payment of a monetary obligation, whether or not earned by performance, (b) without duplication, any “account” (as defined in the UCC), any accounts receivable (whether in the form of payments for services rendered or goods sold, rents, license fees or otherwise), any “payment intangibles” (as defined in the UCC) and all other rights to payment and/or reimbursement of every kind and description, whether or not earned by performance, (c) all accounts, “general intangibles” (as defined in the UCC), Intellectual Property, rights, remedies, Guarantees, “supporting obligations” (as defined in the UCC), “letter-of-credit rights” (as defined in the UCC) and security interests in respect of the foregoing, all rights of enforcement and collection, all books and records evidencing or related to the foregoing, and all rights under the Financing Documents in respect of the foregoing, (d) all information and data compiled or derived by any Borrower or to which any Borrower is entitled in respect of or related to the foregoing, and (e) all proceeds of any of the foregoing.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger or consolidation with such other Person, or otherwise causing any Person to become a Subsidiary of a Credit Party, or (c) any merger or consolidation or any other combination with another Person.

“AECOM” means AECOM, a Delaware corporation, and its successors and assigns.

“AECOM Side Letter” means that certain Side Letter, dated as of the Closing Date, between AECOM and Holdings, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender” has the meaning set forth in Section 11.17(c).

“Affiliate” means, with respect to any Person, (a) any Person that directly or indirectly controls such Person, (b) any Person which is controlled by or is under common control with such controlling Person, and (c) each of such Person’s (other than, with respect to any Lender, any Lender’s) officers or directors (or Persons functioning in substantially similar roles). As used in this definition, the term “control” of a Person means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” means Alter Domus (US) LLC, in its capacity as administrative agent for itself and for Lenders hereunder, and as collateral agent for the Lenders and the other secured parties, as such capacity is established in, and subject to the provisions of, Article 11, and the successors and assigns in such capacity.

“Agent Fee Letter” means that certain fee letter, dated as of the Closing Date, by and between the Borrower and the Agent, as it may be amended, amended and restated or modified from time to time.

“Agent Indemnitees” has the meaning set forth in Section 11.16.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Ansley Park Credit Agreement” means that Loan and Security Agreement, dated as of March 31, 2025, by and among Rust and Leasing Corporation, as the borrowers, and the Ansley Park Lender (as amended, restated, amended and restated, supplemented, waived, or otherwise modified to the extent permitted thereunder, hereunder and under the Intercreditor Agreement).

“Ansley Park Credit Facility” means the term loan facility incurred by the Borrowers pursuant to and governed by the Ansley Park Credit Agreement in an amount not to exceed $16,500,000 (such amount, the “Ansley Park Debt Cap”).

“Ansley Park Lender” means AQCF Titling Trust, a Delaware trust and an affiliate of Ansley Park Capital LLC, a Delaware limited liability company, as lender under the Ansley Park Credit Facility.

“Ansley Park Subordination Agreement” means that certain Subordination Agreement, dated as of March 31, 2025, by and among the Agent, the Lenders party thereto and the Ansley Park Lender.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Credit Party or Subsidiary thereof from time to time concerning or relating to bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and Sanctions.

“Applicable Margin” means (i) with respect to Revolving Loans and all other Obligations bearing interest at a rate based on SOFR Interest Rate, three and one half of one percent (3.50%) and (ii) with respect to Revolving Loans and all other Obligations bearing interest at the Base Rate, four and one half of one percent (4.50%).

“Approved Budget” means the Budget most recently approved by the Required Lenders pursuant to Section 5.21. Except as expressly stated otherwise, any reference herein or in the other Financing Documents to the Approved Budget shall refer to the Approved Budget then in effect.

“Approved Fund” means any (a) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business, or (b) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (a) and that, with respect to each of the preceding clauses (a) and (b), is administered or managed by

(i) a Lender, (ii) an Affiliate of a Lender, or (iii) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.

“Ares Agent” means ACF FINCO I LP, as agent under the Ares Credit Facility.

“Ares Credit Agreement” means that Credit Agreement, dated as of March 12, 2025, by and among the Borrowers, as the borrower, Holdings, and Ares Agent (as amended, restated, amended and restated, supplemented, waived, or otherwise modified to the extent permitted thereunder, hereunder and under the Intercreditor Agreement).

“Ares Credit Facility” means the revolving credit facility incurred by the Borrowers pursuant to and governed by the Ares Credit Agreement in an aggregate principal amount not to exceed $16,500,000 (such amount, the “Ares Debt Cap”).

“Ares First Lien Guaranty” means that certain Guaranty Agreement, dated as of March 12, 2025, by AECOM in favor of Ares Agent.

“Ares Subordination Agreement” means that certain Subordination Agreement, dated as of March 12, 2025, by and among the Agent, the Lenders party thereto and the Ares Agent.

“Asset Disposition” means any sale, lease, license, transfer, assignment or other consensual disposition (including by merger, amalgamation, allocation of assets (including allocation of assets to any series of a limited liability company), division, consolidation or amalgamation) (and including any assignment in whole or in part of any Contractual Obligation, any disposition of a business or any part of a business, and any disposition of equipment, real property (including by way of a sale-leaseback transaction) or any other property or asset) by any Credit Party or any Subsidiary thereof of any asset of such Credit Party or Subsidiary.

“Assignment Agreement” means an assignment agreement substantially in the form of Exhibit C, or such other form acceptable to Agent.

“Available Tenor” means, as of any date of determination with respect to the then-current Benchmark, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof)

that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” or similar term pursuant to Section 2.2(o).

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto.

“Bankruptcy Court” means any United States Bankruptcy Court or any appellate court having jurisdiction over any Cases from time to time.

“Bankruptcy Law” has the meaning set forth in Section 12.11.

“Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate in effect on such day plus ½ of 1%, Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively. For the avoidance of doubt, if the Base Rate shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Base Rate Loan” means a Loan that bears interest at a rate based on the Base Rate. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark

Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.2(o).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of:

(a) the alternate benchmark rate that has been selected by the Agent (in consultation with of the Required Lenders and the Borrower Representative) (which alternate benchmark rate shall be administratively feasible as determined by the Agent) giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Financing documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for the Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent (in consultation with the Required Lenders and the Borrower Representative) (and which shall be administratively feasible as determined by the Agent) giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means, the earliest to occur of the following events with respect to the then-current Benchmark:

(a)
in the case of clauses (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the Available Tenor of such Benchmark (or such component thereof); or
(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non- representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if the Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clauses (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to the Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Available Tenor of such Benchmark (or such component thereof);
(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof) permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Available Tenor of such Benchmark (or such component thereof); or

(c)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that the Available Tenor of such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to the then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Financing document in accordance with Section 2.2(o) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Financing document in accordance with Section 2.2(o).

“BHSI” means Berkshire Hathaway Specialty Insurance Company, a Nebraska corporation, and its successors and assigns.

“BHSI GAI” means that certain General Agreement of Indemnity, dated as of February 26, 2021, among Holdings, each Borrower; and Rust Constructors Puerto Rico Inc., each as indemnitors, and BHSI, as surety, pursuant to which BHSI may and has issued surety bonds or underwritten surety business.

“BHSI Project Financing Facility” means that certain Project Financing Agreement, dated March 26, 2024, by and among Holdings, each Borrower, and Rust Constructors Puerto Rico, Inc., and any and all affiliates, subsidiaries, successors and assigns thereof, as indemnitors; and Berkshire Hathaway Specialty Insurance Company, National Liability & Fire Insurance Company and National Indemnity Company and any and all affiliates, subsidiaries, successors and assigns thereof, as surety.

“BHSI Surety Documents” means the BHSI GAI, pursuant to which BHSI may and has issued surety bonds or underwritten surety business, all surety bonds issued pursuant to the BHSI GAI, and all other documents evidencing such obligations.

“BHSI Surety Liens” means the liens granted by the Credit Parties under the BHSI GAI to BHSI, solely to the extent perfected as of the Closing Date by the following UCC financing statements:

(a)
UCC financing statement naming Holdings and each other Credit Party, as debtor, and BHSI, as secured party, filed with the Secretary of State of Colorado on February 5, 2024, with the initial filing no: 20242011281;
(b)
UCC financing statement naming Holdings and each other Credit Party, as debtor, and BHSI, as secured party, filed with the Secretary of State of Delaware on February 5, 2024, with the initial filing no: 2024 0772879;
(c)
UCC financing statement naming Holdings and each other Credit Party, as debtor, and the BHSI Surety Providers, as secured party, filed with the Secretary of State of California on February 5, 2024, as file no: U240011698224; and
(d)
UCC financing statement naming Holdings and each other Credit Party, as debtor, and the BHSI Surety Providers, as secured party, filed with the Secretary of State of Nevada on February 5, 2024, with the initial filing no: 2024381581-7.

“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise the subject of the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224,

(c)
with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti- Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list or is named as a “listed person” or “listed entity” on other lists made under any Anti-Terrorism Law or (f) any Person resident in, organized under the laws of or incorporated in a Sanctioned Country.

“Bonded Projects” means each Project for which BHSI (or its Affiliate), solely in its capacity as a surety provider, is the lead surety provider for Shimmick.

“Borrower” and “Borrowers” has the meaning set forth in the introductory paragraph of this Agreement.

“Borrower Representative” means Shimmick, in its capacity as Borrower Representative pursuant to the provisions of Section 2.9, or any successor Borrower Representative selected by Borrowers and approved by Agent (acting at the direction of the Required Lenders).

“Budget” means a 13-week cash flow budget for each of the Credit Parties and their Subsidiaries, including a detailed capital expenditures budget and segregated line items for each Project, in the form of Exhibit E attached hereto, prepared by the Borrower Representative and delivered to the Lenders pursuant to Section 5.21, as updated or amended from time to time in accordance with the terms hereof.

“Business Day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in New York, New York are authorized by Law to close.

“California Fire Project” means the debris removal project for Palisades and Eaton Fires to be undertaken by Shimmick.

“Capital Lease” of any Person means any lease of any Property by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease or finance lease on the balance sheet of such Person.

“Case” means, with respect to any Credit Party or its Subsidiaries, any case with the Bankruptcy Court that is pending under Chapter 11 of the Bankruptcy Code.

“Cash Equivalents” means, as of any date of determination, any of the following: (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (c) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally; (d) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s.

“Cash Interest Election” means an election of cash interest substantially in the form of Exhibit G, or such other form acceptable to Agent.

“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of any Credit Party or Subsidiary.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. § 9601 et seq., as the same may be amended from time to time.

“Change in Control” shall be deemed to occur if:

(a)
any person or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) any employee benefit plan of Holdings and its subsidiaries and any person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) and (ii) AECOM and its Affiliates), in a single transaction or in a related series of transactions, shall at any time have acquired direct or indirect beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of Voting Stock of Holdings having more than 35.0% of the ordinary voting power of all of the outstanding Voting Stock of Holdings; or
(b)
any Person (other than a Person or group of or Persons are owned or controlled by the same Persons existing on the Closing Date) has the ability to elect, directly or indirectly, a majority of the members of the board of directors of Holdings, including, without limitation, by the acquisition of revocable or irrevocable proxies for the election of directors, in each case regardless whether such Persons or Persons are owned or controlled by the same Persons which owned or controlled such Equity Interests of the Holdings;
(c)
Holdings shall fail to beneficially own, directly or indirectly, 100% of the issued and outstanding Equity Interests of each of the Borrowers (other than, in the case of any Subsidiary

Borrower, as a result of any liquidation, dissolution, merger, consolidation or amalgamation of such Borrower into Holdings or any other Borrower consummated in accordance with Section 5.6);

(d)
the Borrowers shall cease to own, directly or indirectly, 100% of the Equity Interests of each Subsidiary (except in connection with (i) an Asset Disposition of 100% of the Equity Interests of a Subsidiary permitted under this Agreement, or (ii) any Permitted Servicing Joint Venture);
(e)
any Person (other than Holdings) has the ability to elect, directly or indirectly, a majority of the members of the board of directors of the Borrower, including, without limitation, by the acquisition of revocable or irrevocable proxies for the election of directors, in each case regardless whether such Persons or Persons are owned or controlled by the same Persons which owned or controlled such Equity Interests of the Borrower;
(f)
the transfer, conveyance or other disposition (in one transaction or a series of related transactions) of all or substantially all of the properties or assets of Holdings and its Subsidiaries, taken as a whole, or of the Borrowers and their Subsidiaries, taken as a whole;
(g)
the approval by the holders of Equity Interests of Holdings or any Borrower of any plan or proposal for the liquidation or dissolution of Holdings or such Borrower; or
(h)
“Change in Control” (or comparable term) occurs under any First Lien Credit Facility or any Subordinated Debt.

“Chick Lock Proceeds” has the meaning set forth in Section 4.14(b).

“Chick Lock Project” means Project 34693 – Chickamauga Lock Chamber Replacement Contract No. W912P517C0007, dated September 28, 2017, by and between Shimmick Construction Company, Inc. (as successor to AECOM Energy & Construction, Inc.) and U.S. Army Corps of Engineers.

“Chief Transformation Officer” means that independent Person, acceptable to the Required Lenders, appointed by the Special Committee and whose rights and responsibilities are designated by resolution of the Special Committee.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Collateral” means all Property, other than Excluded Property, now existing or hereafter acquired, mortgaged or pledged to, or purported to be subjected to a Lien in favor of, Agent, for the benefit of Agent and Lenders, pursuant to this Agreement and the Security Documents, including, without limitation, all of the Property described in Schedule 9.2(b) hereto.

“Commitment Annex” means Annex A to this Agreement.

“Compliance Certificate” means a certificate, duly executed by a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit B hereto.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and/or frequency of determining rates, making interest payments, giving borrowing requests, prepayment, conversion or continuation notices, or length of lookback periods, the applicability of Section 2.8 and other technical, administrative or operational matters) that the Agent (in consultation with the Required Lenders) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent (in consultation with the Required Lenders) decides that adoption of any portion of such market practice is not administratively feasible or if the Agent (in consultation with the Required Lenders) determines that no market practice for the administration of any such rate exists, in such other manner of administration as (x) the Agent (in consultation with the Required Lenders) decides is reasonably necessary in connection with the administration of this Agreement and the other Financing documents and (y) the Agent determines is administratively feasible).

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person: (a) with respect to any Debt of another Person (a “Third Party Obligation”) if the purpose or intent of such Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such Third Party Obligation that such Third Party Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Third Party Obligation will be protected, in whole or in part, against loss with respect thereto; (b) with respect to any undrawn portion of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for the reimbursement of any drawing; (c) under any Swap Contract, to the extent not yet due and payable; (d) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (e) for any obligations of another Person pursuant to any Guarantee or pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any Property constituting security therefor, to provide funds for the payment or discharge of such obligation or to preserve the solvency, financial condition or level of income of another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so Guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so Guaranteed or otherwise supported.

“Contractual Obligation” means as to any Person, any provision of any security issued by such Person or any agreement, instrument or other written undertaking to which such Person is a party or by which any Person or any of its Property is bound.

“Controlled Group” means all members of any group of corporations and all members of a group of trades or businesses (whether or not incorporated) under common control which, together with any Credit Party, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA and, solely for purposes of Section 412 and 436 of the Code, Section 414(m) or (o) of the Code.

“Credit Party” means each Borrower and Guarantor; and “Credit Parties” means all such Persons, collectively.

“Credit Party Restricted Cash” means restricted cash and Cash Equivalents of the Credit Parties including cash and Cash Equivalents (a) deposited in an L/C Cash collateral Account or (b) for the payment of a drawn or committed but unpaid check, draft, ACH or EFT transaction.

“Credit Party Unrestricted Cash” means (a) cash and Cash Equivalents held or owned by (either directly or indirectly), credited to the account of or would otherwise be required to be reflected as an asset on the balance sheet of the Credit Parties or any of their Subsidiaries minus (b) the lesser of (i) Credit Party Restricted Cash and (ii) $5,000,000.

“Debt” of a Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising and paid on a timely basis and in the Ordinary Course of Business,

(d)
all Capital Leases of such Person, (e) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (f) Disqualified Equity Interests, (g) all obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (h) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts,

(i) all Debt of others Guaranteed by such Person, (j) off-balance sheet liabilities and/or Pension Plan or Multiemployer Plan liabilities of such Person, (k) obligations arising under non-compete agreements, (l) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business and (m) obligations in respect of documented litigation settlement agreements or similar written arrangements. Without duplication of any of the foregoing, Debt of Credit Parties shall include any and all Loans.

“Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulted Lender” means, (i) so long as such failure shall remain in existence and uncured, any Lender which shall have failed to make any Loan or other credit accommodation, disbursement, settlement or reimbursement required pursuant to the terms of any Financing Document, (ii) any Lender that has notified the Credit Parties or Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing or public statement) cannot be satisfied), or (iii) any Lender that has, or has a direct or indirect parent company that has, (a) become the subject of any proceeding under the Bankruptcy Code or any other insolvency, debtor relief or debt adjustment or similar law (whether state, provincial, territorial, federal or foreign), or (b) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided, that a Lender shall not be a Defaulted Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulted Lender under any one or more of clauses (i) through (iii) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulted Lender upon delivery of written notice of such determination to Agent and each Lender.

“Defined Period” means, for purposes of calculating the Leverage Ratio (and any component thereof) for any given fiscal quarter, the twelve (12) month period immediately preceding any such fiscal quarter.

“Deposit Account” means a “deposit account” (as defined in Article 9 of the UCC), an investment account, or other account in which funds are held or invested for credit to or for the benefit of any Credit Party.

“Deposit Account Control Agreement” means an agreement, in form and substance satisfactory to Agent, among Agent, any Credit Party and each financial institution in which such Credit Party maintains a Deposit Account (which is not an Excluded Account), which agreement provides that such financial institution shall comply with instructions originated by Agent directing disposition of the funds in such Deposit Account without further consent by the applicable Credit Party.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or any other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Equity Interests that are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale, liquidation or similar event), (b) is redeemable at the option of the holder thereof (other than for Equity Interests that are not otherwise Disqualified Equity Interests), in whole or in part (except as a result of a change of control or asset sale, liquidation or similar event), (c) provides for and requires scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Debt or any other Equity Interest that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date in effect at the time of issuance.

“Distribution” means as to any Person (a) any dividend or other distribution or payment (whether in cash, securities or other Property) on, or in respect of, any Equity Interest in such Person (except those payable solely in its Equity Interests other than Disqualified Equity Interests), (b) any payment by such Person on account of (i) the purchase, redemption, retirement, defeasance, surrender, cancellation, termination or acquisition of any Equity Interests in such Person or any claim respecting the purchase or sale of any Equity Interest in such Person, or (ii) any option, warrant or other right to acquire any Equity Interests in such Person, (c) any management fees, salaries or other fees or compensation to any Person holding an Equity Interest in a Credit Party or a Subsidiary of a Credit Party (other than reasonable and customary (i) payments of salaries to individuals, (ii) directors fees, and (iii) advances and reimbursements to employees or directors, all in the Ordinary Course of Business), an Affiliate of a Credit Party or an Affiliate of any Subsidiary of a Credit Party, (d) any lease or rental payments to an Affiliate or Subsidiary of a Credit Party (which is not itself a Credit Party), or (e) repayments of or debt service on loans or other indebtedness (other than conversion to Equity Interests other than Disqualified Equity Interests) held by any Person holding an Equity Interest in a Credit Party or a Subsidiary of a Credit Party, an Affiliate of a Credit Party or an Affiliate of any Subsidiary of a Credit Party unless permitted under and made pursuant to a Subordination Agreement applicable to such loans or other indebtedness.

“Dollars” or “$” means the lawful currency of the United States of America. “EBITDA” means, for the applicable Defined Period, the sum of:

(a)
Net income (or loss) for the Defined Period of Holdings and its consolidated Subsidiaries, but excluding the income (or loss) of any Person accrued prior to the date it became a Subsidiary of Borrowers or is merged into or consolidated with Borrowers; plus
(b)
any provision for (or minus any benefit from) income and franchise taxes deducted in the determination of net income for the Defined Period; plus

(c)
interest expense, net of interest income, deducted in the determination of net income for the Defined Period; plus
(d)
amortization and depreciation deducted in the determination of net income for the Defined Period; plus
(e)
to the extent deducted from net income, any non-cash costs or expenses incurred by Holdings or any of its Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement; plus
(f)
[reserved]; plus
(g)
the amount of fees, costs and expenses incurred by the Credit Parties in connection with the initial closing of this Agreement and the other Financing Documents executed in connection herewith and the transactions contemplated hereunder to occur on the Closing Date, to the extent incurred within 60 days after the Closing Date; plus
(h)
losses (or minus any gains) realized in connection with the receipt of Extraordinary Project Proceeds;
(i)
the amount of any loss recognition resulting from purchase price accounting adjustments made in connection with or otherwise relating to the acquisition of Holdings by its current owners; plus
(j)
unusual or non-recurring fees, costs and expenses, in each case to the extent approved by the Required Lenders in writing; plus
(k)
any other adjustments which may be agreed to by the Required Lenders in their sole discretion, in writing.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, the United Kingdom, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” has the meaning set forth in Section 13.11.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and

(d) any other Person (other than a natural person) approved by the Required Lenders and the Agent;

provided, however, that notwithstanding the foregoing,

“Eligible Assignee” shall not include any Borrower or any of a Borrower’s Affiliates. “Employee Stock Plan” means each of (a) that certain SCCI National Holdings, Inc. 2021 Stock

Plan (incorporated by reference to Exhibit 10.2 of Holding’s Registration Statement on Form S-1 (No. 333-

274870) filed on October 5, 2023) and (b) Shimmick Corporation 2023 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 of Holding’s Registration Statement on Form S-1 (No. 333-274870) filed on October 24, 2023).

“Environmental Laws” means any present and laws, statutes, ordinances, rules, regulations, standards, policies, codes, orders, decrees, judgements and other governmental directives or requirements, as well as common law, pertaining to the environment, natural resources, pollution, health (including any environmental clean-up statutes and all regulations adopted by any local, state, federal or other Governmental Authority, and any statute, ordinance, code, order, decree, law rule or regulation all of which pertain to or impose liability or standards of conduct concerning medical waste or medical products, equipment or supplies), safety or clean-up, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.

§ 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), the Residential Lead-Based Paint Hazard Reduction Act (42 U.S.C. § 4851 et seq.), any analogous state or local laws, any amendments thereto, and the regulations promulgated pursuant to said laws, together with all amendments from time to time to any of the foregoing and judicial interpretations thereof.

“Equipment” means “equipment” as defined in Article 9 of the UCC.

“Equity Interests” means, with respect to any Person, all shares of capital stock, partnership interests, membership interests in a limited liability company or other ownership in participation or equivalent interests (however designated, whether voting or non-voting) of such Person’s equity capital (including any warrants, options or other purchase rights with respect to the foregoing), whether now outstanding or issued after the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

“ERISA Plan” means any “employee benefit plan”, as such term is defined in Section 3(3) of ERISA (other than a Multiemployer Plan), which any Credit Party maintains, sponsors or contributes to, or, in the case of an employee benefit plan which is subject to Section 412 of the Code or Title IV of ERISA, to which any Credit Party or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Erroneous Payment” has the meaning specified therefor in Section 11.20(b).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning set forth in Section 10.1.

“Excess Cash” means the amount by which (A) Credit Party Unrestricted Cash exceeds

(B) $10,000,000.

“Excluded Accounts” means (a) segregated Deposit Accounts into which the only funds deposited are those intended solely to cover wages and payroll for employees of a Credit Party for a period of service no longer than two weeks at any time (and related contributions to be made on behalf of such employees to health and benefit plans) plus balances for outstanding checks for wages and payroll from prior periods, (b) segregated Deposit Accounts constituting employee withholding accounts and contain only funds deducted from pay otherwise due to employees for services rendered to be applied toward the tax obligations of such employees, (c) segregated Deposit Accounts in which there is not maintained at any point in time funds on deposit greater than $500,000 in the aggregate for all such accounts, (d) segregated Deposit Accounts maintained by any Permitted Servicing Joint Venture, including Deposit Accounts for receipt of collections and payment of operating expenses, so long as Credit Parties and their Subsidiaries are in compliance with Section 5.18, (e) segregated Deposit Accounts or Securities Accounts holding cash or Cash Equivalents described in clauses (p) and (q) of the definition of Permitted Liens (and subject to the caps set forth therein); and (f) the Deposit Accounts described on Schedule B-1 of the Ares Credit Agreement (as such schedule may be updated from time to time); provided, however, each such Deposit Account shall only constitute an Excluded Account for purposes of determining whether a Deposit Account Control Agreement is required in respect thereof prior to the date that the Ares Credit Facility is paid in full (it being agreed and understood that upon payment in full of the Ares Credit Facility, each such Deposit Account shall immediately and automatically cease to be an Excluded Account and a Deposit Account Control Agreement shall be required in respect thereof with ten (10) days after such date); provided, further that during such time as the Ares Credit Facility remains outstanding, the Agent, for the benefit of the Lenders, shall hold a validly perfected and enforceable second priority Lien in each Designated Account pursuant to the applicable bailee for perfection provisions (or equivalent provisions) of the applicable Intercreditor Agreement); provided that the accounts described in clauses (a) through (f) above shall be used solely for the purposes described in such clauses.

“Excluded Property” means, collectively:

(a)
any lease, license, contract, permit, letter of credit, purchase money arrangement, instrument or agreement to which any Credit Party is a party or any of its rights or interests thereunder if and to the extent that the grant of such security interest shall constitute a result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Credit Party therein or (ii) result in a breach or termination pursuant to the terms of, or default under, any such lease, license, contract, permit, letter of credit, purchase money arrangement, instrument or agreement;
(b)
any governmental licenses or state or local franchises, charters and authorizations, to the extent that Agent may not validly possess a security interest in any such license, franchise, charter or authorization under applicable Law;
(c)
Excluded Accounts (it being agreed and understood that the Deposit Accounts described on Schedule B-1 of the Ares Credit Agreement (as such schedule may be updated from time to time) shall not constitute Excluded Accounts for this purpose);
(d)
any “intent-to-use” trademarks or service mark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051 Section 1(c) or Section 1(d), respectively or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively by the United States Patent and Trademark Office; and

(e)
any asset which is subject to a purchase money Lien or Capital Lease permitted hereunder to the extent the granting of a security interest in such asset is prohibited pursuant to the terms of the contract governing such purchase money Lien or Capital Lease;

provided that (x) any such limitation described in the foregoing clauses (a) and (b) on the security interests granted hereunder shall apply only to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law (including Sections 9-406, 9-407 and 9-408 of the UCC) or principles of equity, (y) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in such contract, agreement, permit, lease or license or in any applicable Law, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such contract, agreement, permit, lease, license, franchise, authorization or asset shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder, and (z) all rights to payment of money due or to become due pursuant to, and all products and proceeds (and rights to the proceeds) from the sale of, any Excluded Property shall be and at all times remain subject to the security interests created by this Agreement (unless such proceeds would independently constitute Excluded Property).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to Agent, any Lender or any other recipient of any payment to be made by or on behalf of any obligation of Credit Parties hereunder or the Obligations or required to be withheld or deducted from a payment to Agent, such Lender or such recipient (including any interest and penalties thereon): (a) Taxes to the extent imposed on or measured by Agent’s, any Lender’s or such recipient’s net income (however denominated), branch profits Taxes, and franchise Taxes and similar Taxes, in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under which Agent, such Lender or such recipient is organized, has its principal office or conducts business with respect to entering into any of the Financing Documents or taking any action thereunder or (ii) that are Other Connection Taxes; (b) in the case of a Lender, United States withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans pursuant to a Law in effect on the date on which (i) such Lender becomes a party to this Agreement other than as a result of an assignment requested by a Credit Party under the terms hereof or (ii) such Lender changes its lending office for funding its Loan, except in each case to the extent that, pursuant to Section 2.8, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Revolving Loan Commitment, or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Lender’s failure to comply with Section 2.8(c); and (d) any U.S. federal withholding taxes imposed in respect of a Lender under FATCA.

“Extraordinary Project Proceeds” has the meaning set forth in Section 2.5(b)(ii).

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations or official interpretations thereof and any agreement entered into pursuant to the implementation of Section 1471(b)(1) of the Code, and any intergovernmental agreement between the United States Internal Revenue Service, the U.S. Government and any governmental or taxation authority under any other jurisdiction which agreement’s principal purposes deals with the implementation of such sections of the Code.

“Federal Funds Rate” means, for any day, the greater of (a) the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) quoted to the Agent by three major banks of recognized standing (as selected by the Agent) on such day on such transactions as determined by the Agent and (b) 0%.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System. “Fee Letter” means the Agent Fee Letter.

“Financial Covenants” shall mean the Leverage Ratio.

“Financing Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, each Intercreditor Agreement, any Notes, the Agent Fee Letter, the Security Documents, each Subordination Agreement and any other subordination or intercreditor agreement pursuant to which any Debt and/or any Liens securing such Debt is subordinated to all or any portion of the Obligations and all other documents, instruments and agreements related to the Obligations and heretofore executed, executed concurrently herewith or executed at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“First Amendment” means that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, Holdings, Agent and the Lenders.

“First Amendment Effective Date” means September 25, 2024.

“First Lien Agent” means the “Agent” (or the “Lender” in the Ansley Park Credit Agreement) or equivalent term as defined in any First Lien Credit Agreement.

“First Lien Credit Agreement” means (a) the Ares Credit Agreement, (b) the Ansley Park Credit Agreement, or (c) each other credit agreement governing a First Lien Credit Facility, in each case as the context requires.

“First Lien Credit Facility” means (a) the Ares Credit Facility, (b) each other revolving credit facility that refunds, refinances or replaces the Ares Credit Facility, (c) the Ansley Park Credit Facility and

(d) each other revolving credit facility or term loan facility that refunds, finances or replaces the Ansley Park Credit Facility; provided, that, (i) in each case of clauses (a) and (b), the aggregate principal amount of commitments and other availability thereunder does not exceed the Ares Debt Cap, (ii) in each case of clauses (c) and (d), the aggregate principal amount of commitments and other availability thereunder does not exceed the Ansley Park Debt Cap, (iii) at no time shall any Person other than the Credit Parties provide guarantees or security (other than any guaranties or security granted under the Ares First Lien Guaranty as in effect on the Third Amendment Effective Date) for or otherwise be obligated in respect of the Debt and other obligations arising thereunder, (iv) such facility shall not differentiate among the lenders thereunder with respect to right of payment or priority of lien, (v) the provisions of such facility shall not restrict any payments in respect of the Obligations under the Financing Documents in any manner or to any extent more burdensome than the restrictions contained in the Ares Credit Facility as in effect on the Third Amendment

Effective Date or the Ansley Park Credit Facility as in effect on the Fourth Amendment Effective Date, (vi) the agent thereunder, on behalf of itself and each lender or other secured party thereunder, shall have executed and delivered an Intercreditor Agreement or a joinder to the applicable Intercreditor Agreement and such other documents required pursuant to the terms hereof, (vii) the use of proceeds for such credit facility shall be limited to general working capital in the ordinary course of business, (viii) to the extent there are more than one of any such credit facility that benefits from payment subordination by the Agent and the Lenders, such credit facilities must have an intercreditor agreement or other mechanic in place such that the Agent and the Lenders may make payments to one such credit facility in satisfaction of any turn- over obligations under the payment subordinations of all such credit facilities (which such intercreditor agreement or other mechanic must be acceptable to the Agent and the Lenders in their reasonable discretion) and (ix) to the extent any such facility contains any financial maintenance covenants, affirmative covenants, negative covenants or events of default that are not contained in the Financing Documents or that are more restrictive on the Credit Parties than the corresponding provisions in the Financing Documents, the Borrowers shall have offered to amend the Financing Documents to incorporate such more restrictive provisions (and shall have executed an amendment giving effect to such terms if so accepted by the Required Lenders) (this clause (ix), the “MFN Provision” and the amendment to the Financing Documents described herein, an “MFN Amendment”)).

“First Lien Debt Cap” means an aggregate principal amount not to exceed the sum of (a) the Ares Debt Cap plus (b) the Ansley Park Debt Cap.

“First Lien Lenders” has the meaning provided to the term “Lenders” in any First Lien Credit Agreement, and “First Lien Lender” has the correlative meaning.

“First Lien Loan” means the “Loan” or “Loans” as defined in any First Lien Credit Agreement. “First Lien Subordination Agreements” means (a) the Ares Subordination Agreement, (b) the

Ansley Park Subordination Agreement and (c) any other subordination agreement entered into by the Agent and the Lenders pursuant to any other First Lien Credit Facility.

“Floor” means (i) in respect of any SOFR Loan, 1.00% per annum and (ii) in respect of any Loan bearing interest at the Base Rate, 2.00% per annum.

“Foreign Lender” has the meaning set forth in Section 2.8(c)(i).

“Fourth Amendment” means that certain Amendment No. 4 to Credit, Security and Guaranty Agreement, dated as of the Fourth Amendment Effective Date, by and among the Borrowers, Holdings, Agent and the Lenders.

“Fourth Amendment Effective Date” means March 31, 2025.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination.

“General Intangible” means any “general intangible” as defined in Article 9 of the UCC, and any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas or other minerals before extraction, but including payment intangibles and software.

“Golden Gate Bridge Project” means Job 208 – Golden Gate Bridge Physical Suicide Deterrent System – Contract No. 2016-B-01, dated as of January 6, 2017, by and between Shimmick / Danny’s Joint Venture and Golden Gate Bridge, Highway and Transportation District.

“Governmental Authority” means any nation or government, any state, local or other political subdivision thereof, and any agency, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.

“Governmental Contract” means any contract between the United States or any department, agency or instrumentality of the United States and a Credit Party.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or

(b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” and “Guarantors” has the meaning set forth in the introductory paragraph of this Agreement.

“Guaranty” has the meaning set forth in Section 12.1.

“Hazardous Materials” means (a) any “hazardous substance” as defined in CERCLA, (b) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, (c) asbestos, (d) polychlorinated biphenyls, (e) petroleum and its derivatives, by-products and other hydrocarbons, (f) per- and polyfluoroalkyl substances and (g) any other pollutant, waste, material or substance regulated under, or for which liability or standards of conduct may be imposed pursuant to, Environmental Laws.

“Hazardous Materials Contamination” means contamination (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air, other elements on or of the relevant Property or any other environmental media by Hazardous Materials, or any derivatives thereof, or on or of any other Property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from, under or through or disposed of in connection with the relevant Property.

“Holdings” has the meaning set forth in the introductory paragraph of this Agreement. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrowers or any other Credit Party under any Financing Documents and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 13.14(a).

“Information Certificate” means the information certificate dated as of the Closing Date containing certain information and schedules delivered by the Credit Parties to Agent and the Lenders (as such information certificate may be supplemented from time to time in accordance with the terms of this Agreement).

“Initial Interest Period” means the period beginning on the Closing Date to May 31, 2024. For the avoidance of doubt, interest due on May 31, 2024, will be all interest accrued on Revolving Loans outstanding during the period commencing on the Closing Date to May 31, 2024.

“Instrument” means “instrument”, as defined in Article 9 of the UCC.

“Intellectual Property” means, with respect to any Person, all patents, patent applications and like protections, including improvements divisions, continuation, renewals, reissues, extensions and continuations in part of the same, trademarks, trade names, trade styles, trade dress, service marks, logos and other business identifiers and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Person connected with and symbolized thereby, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative works, whether published or unpublished, technology, know-how and processes, operating manuals, trade secrets, computer hardware and software, rights to unpatented inventions and all applications and licenses therefor, used in or necessary for the conduct of business by such Person and all claims for damages by way of any past, present or future infringement of any of the foregoing.

“Intercreditor Agreement” means (a) each First Lien Subordination Agreement and (b) any other Intercreditor Agreement, in the form and substance satisfactory to the Required Lenders and the Agent, entered into by the Agent, the Lenders and any First Lien Agent in connection with any First Lien Credit Facility or replacement or refinancing of any First Lien Credit Agreement pursuant to the terms hereof.

“Interest Period” means, as to any SOFR Loan, the Initial Interest Period, and thereafter, the period commencing on the date such SOFR Loan is disbursed or continued as a SOFR Loan and ending on the date one (1) month thereafter; provided that:

(a)
the Interest Period shall commence on the date of advance of any SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;
(b)
if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
(c)
any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
(d)
no Interest Period shall extend beyond the Maturity Date; and
(e)
there shall be no more than six (6) Interest Periods in effect at any time.

“Inventory” means “inventory” as defined in Article 9 of the UCC.

“Investment” means, with respect to any Person, directly or indirectly, (a) to purchase or acquire any stock or stock equivalents, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, (b) to make or commit to make any Acquisition, or

(c) make or purchase any advance, loan, extension of credit or capital contribution to, or any other investment in, any Person. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto.

“IRS” has the meaning set forth in Section 2.8(c)(i).

“Joinder Requirements” has the meaning set forth in Section 4.11(c).

“L/C Cash Collateral Accounts” means, collectively, each segregated Deposit Account from time to time identified to Agent in writing established by Borrower for the sole purpose of securing Borrower’s obligations under clause (h) of the definition Permitted Contingent Obligations and containing only such cash or Cash Equivalents that have been required to be pledged to secure such obligations of Borrower; provided, that the aggregate amount of cash or Cash Equivalents deposited in all such L/C Cash Collateral Accounts does not, at any time, exceed $15,000,000 in the aggregate.

“Laws” means any and all federal, state, provincial, territorial, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, governmental agreements and governmental restrictions, whether now or hereafter in effect, which are applicable to any Credit Party in any particular circumstance. “Laws” includes, without limitation, Environmental Laws and applicable U.S. and non-U.S. export control laws and regulations, including without limitation the Export Administration Regulations.

“Legacy Project Contract” means each Project Contract relating to a Legacy Project.

“Legacy Projects” means (a) each Project listed on Schedule 3.17(b), including the Chick Lock Project, Golden Gate Bridge Project, (b) each Project for which Liberty or Chubb Group of Insurance Companies is the lead surety provider and (3) each Project for which AECOM is an indemnitor on the surety bonds.

“Legacy Reporting Projects” has the meaning assigned to it in Schedule 3.17(b).

“Lender” means each of (a) AECOM, in its capacity as a lender hereunder, (b) BHSI, solely in its capacity as a lender hereunder and not in any other capacity, (c) each other Person party hereto in its capacity as a lender hereunder, (d) each other Person that becomes a party hereto as Lender pursuant to Section 11.17, and (e) the respective successors of all of the foregoing, and “Lenders” means all of the foregoing. For the avoidance of doubt, it is agreed and understood that notwithstanding BHSI being a Lender hereunder, BHSI shall maintains all rights and obligations as surety, pursuant to the BHSI Surety Documents and applicable Law, which rights remain in full force and effect notwithstanding anything to the contrary herein.

“Lender Indemnitees” has the meaning set forth in Section 13.14(a).

“Lender Side Letter” means that certain Side Letter, dated as of the Closing Date, between AECOM and BHSI, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Leverage Ratio” means, for any Defined Period, the ratio of (a) Total Debt as of the last day of such Defined Period to (b) EBITDA of the Credit Parties and their Subsidiaries for such Defined Period.

“Liabilities” has the meaning set forth in Section 12.11.

“Liberty” means Liberty Mutual Insurance Company.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, in respect of such asset. For the purposes of this Agreement and the other Financing Documents, any Credit Party or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

“Litigation” means any action, suit or proceeding before any court, mediator, arbitrator or Governmental Authority.

“Loan(s)” means the Revolving Loans.

“Loan Account” has the meaning set forth in Section 2.6(b).

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U, or X of the Federal Reserve Board.

“Material Adverse Effect” means with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the condition (financial or otherwise), operations, business or properties of the Credit Parties, taken as a whole, (b) the rights and remedies of Agent or Lenders under any Financing Document or the ability of Agent or Lenders to enforce the Obligations or realize upon the Collateral, or the ability of any Credit Party to pay or perform any of its obligations under any Financing Document to which it is a party, (c) the legality, validity or enforceability of any Financing Document, (d) the existence, perfection or priority of any security interest granted in any Financing Document, or (e) the value of any material portion of the Collateral.

“Material Contracts” means (a) the agreements listed on Schedule Section 3.17(a), (b) each Non- Project Contract and (c) each other agreement or contract to which such Credit Party or its Subsidiaries is a party, the termination of which would reasonably be expected to result in a Material Adverse Effect.

“Material Project Documents” means (a) each Legacy Project Contract, (b) each Project Contract relating to a Bonded Project and (c) each Project Contract relating to a Non-Bonded Project (x) which has an aggregate value in excess of $15,000,000 or (y) the termination of which could reasonably be expected to have a Material Adverse Effect.

“Maturity Date” means the date that is five (5) years following the Closing Date; provided, that if such date is not a Business Day, the Maturity Date shall be the immediately succeeding Business Day.

“Maximum Lawful Rate” has the meaning set forth in Section 2.7.

“Maximum Liability” has the meaning set forth in Section 12.7.

“Milestone” means, as applicable, the event described in each row under the “Milestone” column set forth on the Milestone Schedule.

“Milestone Date” means, with respect to any Milestone, the applicable “Estimated Completion Date” set forth on the Milestone Schedule.

“Milestone Schedule” means the schedule as set forth on Schedule 1.1, prepared by the Borrower Representative and delivered to the Lenders pursuant to Section 4.14(a), as updated or amended from time to time in accordance with the terms hereof. Except as expressly stated otherwise, any reference herein or in the other Financing Documents to the Milestone Schedule shall refer to the Milestone Schedule then in effect.

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any Credit Party or any other member of the Controlled Group (or any Person who in the last five years was a member of the Controlled Group) is making or accruing an obligation to make contributions or has within the preceding five plan years (as determined on the applicable date of determination) made contributions.

“Net Proceeds” means the aggregate cash proceeds received by a Credit Party or any Subsidiary in respect of any sale, lease, conveyance, disposition or other transfer of Property (including any cash subsequently received upon the sale or other disposition or collection of any non-cash consideration received in any sale), any incurrence of Debt (other than any Permitted Refinancing), or Casualty Event, net of (a) the bona fide direct costs relating to such sale of Property, incurrence of Debt, or any Casualty Event (including (i) reasonable and documented out-of-pocket legal, accounting and investment banking fees, and sales commissions paid to unaffiliated third parties, and (ii) solely with respect to any cash proceeds received in connection with any Casualty Event, expenses reasonably necessary to repair, restore or replace the Property lost due to or damaged by such Casualty Event) provided that if the Borrower shall, prior to the date of the required prepayment offer, deliver to the Agent a certificate of a Responsible Officer of the Borrower to the effect that the Borrower intends to cause the Net Available Cash with respect to such Disposition (or a portion of such Net Available Cash specified in such certificate) to be applied within 365 days after receipt of such Net Available Cash (or has entered into a binding agreement within such 365 day period to apply such Net Available Cash within 180 days of entering into such agreement) to acquire or construct real property, equipment or other assets to be used in the business of the Borrower or its Restricted Subsidiaries or to replace, improve or expand existing capital assets of the Borrower or its Restricted Subsidiaries (provided, that any Net Available Cash attributable to the Borrower or any Subsidiary Guarantor must be reinvested in assets of the Borrower or a Subsidiary Guarantor)), (b) Taxes arising on account thereof, (c) mandatory repayments in respect of each First Lien Credit Facility and any other Debt (other than the Obligations) which is secured by a Permitted Lien upon any of the assets being sold and which must be repaid as a result of such sale and which has a lien priority superior to the lien of the Agent in respect of such assets, (d) any reasonable reserve for any contingent liabilities or indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser undertaken by the applicable Credit Party in connection with any such sale of Property; provided that any proceeds reserved for any contingent liabilities or indemnification payments pursuant to this subpart (d) that are subsequently determined by the Borrower Representative in good faith to exceed such contingent liabilities or indemnification payments excluded from Net Proceeds pursuant to this subpart (d), or otherwise released from such reserve, shall, in each case, be classified as Net Proceeds, and the Borrower Representative shall promptly deliver to the Agent written notice of such determination or event together with reasonably detailed calculations supporting such determination, (e) the deduction of appropriate amounts required to be provided as a reserve, in accordance with GAAP, for liabilities associated with such transfer and retained by the seller thereof (such amounts to become Net Proceeds at the time, and if, such amounts are released to a Credit Party or Subsidiary or such reserve terminates), and (f) any amounts held in escrow pending determination of any applicable purchase price adjustment in connection with any such sale of Property (such amounts to become Net Proceeds at the time such amounts are released to a Credit Party or Subsidiary).

“Non-Bonded Projects” any Project other than a Legacy Project for which BHSI is not the lead surety provider for Shimmick.

“Non-Consenting Lender” means any Lender that does not approve any amendment, waiver or consent of or under any Financing Document that requires the approval of all Lenders or all affected Lenders in accordance with Section 11.14 and has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulted Lender at such time.

“Non-Funding Lender” has the meaning set forth in Section 11.18.

“Non-Project Contracts” means each Contractual Obligation of any Credit Party or any of their respective Subsidiaries, other than a Project Contract, which has an aggregate value in excess of $500,000.

“Notes” has the meaning set forth in Section 2.3.

“Notice of Borrowing” means a notice of a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit D hereto, or such other form acceptable to the Agent.

“Obligations” means all obligations, liabilities and indebtedness (monetary (including, without limitation, the payment of interest fees, expenses and indemnities and other amounts arising after the commencement of any case with respect to any Credit Party under the Bankruptcy Code or any similar statute which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case) or otherwise) of each Credit Party under this Agreement or any other Financing Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control. “Operating Net Cash Flow” means Total Receipts minus Total Operating Distributions.

“Ordinary Course of Business” means, in respect of any transaction involving any Credit Party or any Subsidiary, the ordinary course of business of such Credit Party or Subsidiary, as conducted by such Credit Party in accordance with past practices and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Financing Document.

“Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement, joint venture agreement or an operating, limited liability company or members agreement), including any and all shareholder agreements or voting agreements relating to the capital stock or other Equity Interests of such Person.

“Other Connection Taxes” means taxes imposed as a result of a present or former connection between Agent or any Lender and the jurisdiction imposing such tax (other than connections arising from Agent or such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, engaged in any other transaction pursuant to or enforced any Financing Document, or sold or assigned an interest in any Loans or any Financing Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Financing Document, except any such taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.8(i)).

“Participant Register” has the meaning set forth in Section 11.17(a)(iii).

“Payment Account” means the account specified to the Borrower Representative and the Lenders, which all payments by or on behalf of each Borrower to Agent under the Financing Documents shall be made, or such other account as Agent shall from time to time specify by notice to Borrower Representative.

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“Pension Plan” means any ERISA Plan that is subject to Section 412 of the Code or Title IV of

ERISA.

“Permits” means all licenses, authorizations, supplier numbers, registrations, permits, certificates, franchises, qualifications, accreditations, consents, variances, exemptions, waivers and approvals.

“Permitted Asset Dispositions” means the following Asset Dispositions:

(a)
dispositions of Property consented to by the Required Lenders in writing prior to such disposition; provided that the Net Proceeds received from such disposition shall be prepaid in accordance with Section 2.5;
(b)
dispositions of Inventory in the Ordinary Course of Business and not pursuant to any bulk sale;
(c)
dispositions of furniture, fixtures and equipment (including Rolling Stock) in the Ordinary Course of Business that the applicable Borrower or Subsidiary determines in good faith is no longer used or useful in the business of such Borrower and its Subsidiaries;
(d)
abandonment of immaterial Intellectual Property that is, in the reasonable good faith judgment of a Borrower, no longer useful in the conduct of the business of the Borrowers or any of their Subsidiaries;
(e)
dispositions consisting of the use or payment of cash or Cash Equivalents in the Ordinary Course of Business for equivalent value and in a manner that is not prohibited by the terms of this Agreement or the other Financing Documents; provided, that this clause (d) shall not be available for transactions between any Credit Party and any Affiliate thereof (which such transactions are addressed in clause (f) below)
(f)
dispositions or transfers of cash among Credit Parties pursuant to cash management arrangements in the ordinary Course of Business (“Permitted Cash Management Transactions”);

(g)
sales, forgiveness or discounting, on a non-recourse basis and in the Ordinary Course of Business, of past due Accounts in connection with the settlement of delinquent Accounts or in connection with the bankruptcy or reorganization of suppliers or customers in accordance with the applicable terms of this Agreement;
(h)
to the extent constituting an Asset Disposition, the granting of Permitted Liens;
(i)
(i) any termination of any lease, sublease, license or sub-license (other than any licenses constituting Material Contracts) in the Ordinary Course of Business (and any related Asset Disposition of improvements made to leased real property resulting therefrom), (ii) any expiration of any option agreement in respect of real or personal property, and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the Ordinary Course of Business; and
(j)
other dispositions of tangible personal property (and not, for the avoidance of doubt, any Intellectual Property, Equity Interests or other intangible assets) to Persons who are not Affiliates of any Credit Party so long as (i) the assets subject to such Asset Dispositions are sold for fair value, as determined by the Borrowers in good faith, (ii) at least 75% of the consideration therefor is cash or Cash Equivalents, and (iii) no Event of Default has occurred and is continuing at the time such Assets Dispositions are made or would result therefrom.

“Permitted Contest” means, with respect to any tax obligation or other obligation allegedly or potentially owing from any Credit Party or its Subsidiary to any governmental tax authority or other third party, a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made on the books and records and financial statements of the applicable Credit Party(ies); provided, however, that (a) compliance with the obligation that is the subject of such contest is effectively stayed during such challenge; (b) Credit Parties’ and their Subsidiaries’ title to, and its right to use, the Collateral is not adversely affected thereby and Agent’s Lien and priority on the Collateral are not adversely affected, altered or impaired thereby; (c) Credit Parties have given prior written notice to Agent and each Lender of a Credit Party’s or its Subsidiary’s intent to so contest the obligation;

(d) the Collateral or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Credit Parties or their Subsidiaries; (e) Credit Parties have given Agent written notice of the commencement of such contest and upon request by Agent, from time to time, notice of the status of such contest by Credit Parties and/or confirmation of the continuing satisfaction of this definition; and (f) upon a final determination of such contest, Credit Parties and their Subsidiaries shall promptly comply with the requirements thereof.

“Permitted Contingent Obligations” means:

(a)
Contingent Obligations arising in respect of the Debt under the Financing Documents;
(b)
Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business;
(c)
Contingent Obligations outstanding on the Closing Date and set forth on Schedule

5.1 (but not including any refinancings, extensions, increases or amendments to the indebtedness underlying such Contingent Obligations other than extensions of the maturity thereof without any other change in terms);

(d)
Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations;
(e)
Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;
(f)
Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 5.6 or in connection with any other commercial agreement entered into by a Credit Party or a Subsidiary thereof in the Ordinary Course of Business;
(g)
so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing or arising under any other Swap Contract, provided, however, that such obligations are (or were) entered into by Credit Party, Subsidiary or an Affiliate in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or Property held or reasonably anticipated by such Person and not for purposes of speculation;
(h)
Contingent Obligations existing or arising in connection with any letter of credit for the in the Ordinary Course of Business, provided that the aggregate amount of all such letter of credit reimbursement obligations does not at any time exceed $15,000,000 outstanding;
(i)
Contingent Obligations arising under, and subject to the terms of, the Settlement Agreement;
(j)
other Contingent Obligations not permitted by clauses (a) through (h) above, not to exceed $500,000 in the aggregate at any time outstanding.

“Permitted Debt” means:

(a)
Credit Parties’ (x) Debt to each Lender under this Agreement and the other Financing Documents and (y) subject to the First Lien Debt Cap, Loans under each First Lien Credit Facility (or the other Loan Documents (as defined in each First Lien Credit Agreement) related thereto), subject in all respects to the applicable Intercreditor Agreement;
(b)
Debt incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business;
(c)
purchase money Debt (including Capital Leases): (i) with respect to the California Fire Project not to exceed $6,000,000 at any time (whether in the form of a loan or a lease), or (ii) with respect to all other Projects other than the California Fire Project not to exceed $500,000 at any time (whether in the form of a loan or a lease), in each case used solely to acquire equipment used in the Ordinary Course of Business and secured only by such equipment and any Permitted Refinancing thereof;
(d)
Debt existing on the date of this Agreement and described on Schedule 5.1 (but not including any refinancings, extensions, increases or amendments to such Debt other than Permitted Refinancings);
(e)
[reserved];

(f)
Debt in the form of insurance premiums financed through the applicable insurance company;
(g)
trade accounts payable arising and paid on a timely basis and in the Ordinary Course of Business;
(h)
to the extent constituting Debt (without duplication) Permitted Contingent Obligations;
(i)
Subordinated Debt;
(j)
Debt consisting of unsecured intercompany loans and advances incurred by any Credit Party owing to any other Credit Party to the extent constituting a Permitted Cash Management Transaction; provided that any such Debt shall be subordinated to the Obligations;
(k)
Debt in respect of netting services, overdraft protections and other like services, in each case incurred in the Ordinary Course of Business;
(l)
Debt arising out of judgments, attachments or awards (to the extent not covered or paid by insurance as to which the relevant insurance company has acknowledged coverage) in an amount not otherwise resulting in an Event of Default;
(m)
Debt in respect of workers’ compensation claims, self-insurance obligations and bankers acceptances issued for the account of any Credit Party, in each case, in the Ordinary Course of Business;
(n)
[reserved]; and
(o)
other unsecured Debt not to exceed $500,000 in the aggregate at any time at any time outstanding.

“Permitted Distributions” means the following Distributions:

(a)
dividends or distributions by any Subsidiary or Joint Venture of any Borrower to such parent Borrower;
(b)
[reserved];
(c)
repurchases of stock of former employees, directors or consultants pursuant to stock purchase agreements made pursuant to the terms of the Employee Stock Plans so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase; provided, however, that such repurchase does not exceed $250,000 in the aggregate per fiscal year;
(d)
Distributions to Holdings to permit such Person to pay the costs and expenses of their respective board of directors (or other similar governing body), including observer’s fees and expenses, provided that any directors’ fees shall only be paid to independent directors in an aggregate amount not to exceed (i) the amounts previously disclosed in Holdings’ Form DEF 14A plus (ii) any incremental amounts payable to any new directors appointed pursuant to the AECOM Side Letter and other payments to members serving on the Special Committee;

(e)
so long as a Borrower files a consolidated federal income tax return (or any combined, consolidated, unitary or other state or local tax return) with Holdings, such Borrower may make distributions to Holdings to permit Holdings to pay the consolidated, combined, unitary or other federal, state and local income, profits, franchise and capital Taxes then due and owing by Holdings in respect of such Borrower, so long as the amount of such Taxes shall not be greater, nor the receipt by such Borrower of Tax benefits less, than they would have been had such Borrower not filed consolidated income tax returns with Holdings; and
(f)
cash dividends in the Ordinary Course of Business to Holdings to the extent necessary to permit Holdings (A) to pay general administrative costs and expenses (including corporate overhead, legal or similar expenses) and franchise fees and taxes and similar fees, taxes and expenses required to maintain the organizational existence of Holdings or otherwise comply with obligations required by virtue of Holdings being a publicly traded company, in each case, which are reasonable and customary and incurred in the Ordinary Course of Business, plus any reasonable and customary indemnification claims made by directors, officers, members of management or employees of Holdings, in each case, to the extent attributable to the ownership or operations of Holdings or any of its Subsidiaries and (B) to pay audit and other accounting and reporting expenses at Holdings to the extent relating to the ownership or operations of its Subsidiaries, in an aggregate amount not to exceed the amounts set forth in the Approved Budget.

“Permitted Investments” means:

(a)
Investments shown on Schedule 5.7 and existing on the Closing Date;
(b)
To the extent constituting an Investment, cash and Cash Equivalents owned by such Person;
(c)
Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business;
(d)
Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrowers or their Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrowers’ Board of Directors (or other governing body), but the aggregate of all such loans and advances outstanding pursuant to this clause (d) may not exceed $500,000 in the aggregate;
(e)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business;
(f)
Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business, provided, however, that this subpart (f) shall not apply to Investments of any Credit Party in any Subsidiary;
(g)
Investments consisting of Deposit Accounts or Securities Accounts in which Agent has received a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable;

(h)
Investments amongst Credit Parties to the extent constituting a Permitted Cash Management Transaction;
(i)
Investments of cash and Cash Equivalents in any Permitted Servicing Joint Ventures but solely to the extent that (i) no Event of Default has occurred or would occur as a result of such Investments, (ii) the aggregate net amount of such Investments (after taking into account the amount of any dividends or distributions made in cash to Credit Parties from the Permitted Servicing Joint Ventures) made with respect to all Permitted Servicing Joint Ventures (other than the Permitted Servicing Joint Venture known as Shimmick Construction Company Inc. / Danny’s Construction Co., LLC) does not exceed $10,000,000 in any fiscal year and (iii) such amount has been expressly set forth in and approved by the Required Lenders pursuant to the Approved Budget;
(j)
[reserved]; and
(k)
other Investments in an amount not exceeding $500,000 in the aggregate. “Permitted Liens” means:

(a)
deposits or pledges of cash to secure obligations under workmen’s compensation, social security or similar laws, or under unemployment insurance (but excluding Liens arising under ERISA, or with respect to any Pension Plan or Multiemployer Plan, the Code) pertaining to a Borrower’s or its Subsidiary’s employees, if any;
(b)
deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money or the deferred purchase price of Property or services), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business;
(c)
carrier’s, warehousemen’s, mechanic’s, workmen’s, materialmen’s or other like Liens on Collateral arising in the Ordinary Course of Business with respect to obligations which are not due, or which are being contested pursuant to a Permitted Contest;
(d)
Liens on Collateral for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or the subject of a Permitted Contest;
(e)
attachments, appeal bonds, judgments and other similar Liens on Collateral for sums not exceeding $1,000,000 in the aggregate arising in connection with court proceedings; provided, however, that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Permitted Contest;
(f)
Liens and encumbrances securing Permitted Debt permitted pursuant to clause (a) of the definition of “Permitted Debt”, and, in the case of clause (a)(y) of the definition of “Permitted Debt”, subject to the applicable Intercreditor Agreement and the limitations in respect of any First Lien Credit Facility;
(g)
the BHSI Surety Liens;
(h)
Liens on Collateral existing on the date hereof and set forth on Schedule 5.2;
(i)
any Lien on any equipment securing Debt permitted under clause (c) of the definition of Permitted Debt, provided, however, that such Lien attaches concurrently with or within twenty (20) days after the acquisition thereof;
(j)
Liens with respect to real estate, easements, rights of way, restrictions, minor defects or irregularities of title, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Security Documents, materially affect the value or marketability of the Collateral, impair the use or operation of the Collateral for the use currently being made thereof or impair Borrowers’ ability to pay the Obligations in a timely manner or impair the use of the Collateral or the ordinary conduct of the business of any Borrower or any Subsidiary and which, in the case of any real estate that is part of the Collateral, are set forth as exceptions to or subordinate matters in the title insurance policy accepted by Agent insuring the lien of the Security Documents;
(k)
Liens that are rights of set-off, bankers’ liens or similar non-consensual Liens relating to deposit or securities accounts in favor of banks, other depositary institutions and securities intermediaries solely to secure payment of fees and similar costs and expenses and arising in the Ordinary Course of Business;
(l)
purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases or consignments of personal property entered into the Ordinary Course of Business;
(m)
Liens granted in the Ordinary Course of Business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under clause (f) of the definition of Permitted Debt;
(n)
Liens that are rights of set-off, bankers’ liens or similar non-consensual Liens relating to Deposit Accounts or Securities Accounts in favor of banks, other depositary institutions and securities intermediaries solely to secure payment of fees and similar costs and expenses and arising in the Ordinary Course of Business;
(o)
Leases or subleases of real property granted in the Ordinary Course of Business;
(p)
Liens, deposits and pledges encumbering cash and Cash Equivalents with a value not to exceed $500,000 in the aggregate at any time, to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), public or statutory obligations, surety, indemnity, performance or other similar bonds or other similar obligations arising in the Ordinary Course of Business;
(q)
Liens solely in respect of the L/C Cash Collateral Accounts and amounts deposited therein to the extent securing obligations permitted pursuant to clause (h) of the definition of Permitted Contingent Obligations; and
(r)
Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the Ordinary Course of Business.

“Permitted Modifications” means such amendments or modifications to a Credit Party’s or Subsidiary’s Organizational Documents (other than those involving a change in the name of a Credit Party or Subsidiary or involving a reorganization of a Credit Party or Subsidiary under the laws of a different jurisdiction) that would not adversely affect the rights and interests of Agent or any Lender and fully disclosed in writing to Agent and Lenders within thirty (30) days after such amendments or modifications have become effective.

“Permitted Refinancing” means Debt constituting a refinancing, extension or renewal of Debt; provided that the refinanced, extended, or renewed Debt (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of the Debt being refinanced or extended (plus any reasonable and customary interest, fees, premiums and costs and expenses) (b) has a weighted average maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of the Debt being refinanced or extended, (c) is not entered into as part of a sale leaseback transaction, (d) is not secured by a Lien on any assets other than the collateral securing the Debt being refinanced or extended,

(e) the obligors of which are the same as the obligors of the Debt being refinanced or extended, (f) is otherwise on terms no less favorable to Credit Parties and their Subsidiaries, taken as a whole, than those of the Debt being refinanced or extended, (g) no Event of Default has occurred and is continuing at the time such refinancing, extension or renewal occurs or would result therefrom, (h) has been approved by the Special Committee pursuant to a duly executed resolution thereof, and (i) has been consented to by the Required Lenders.

“Permitted Servicing Joint Venture” means a joint venture, limited liability company or other business entity between a Credit Party and one or more third parties whether created through a contractual arrangement or ownership of Equity Interests (each, a “Joint Venture”) that is set forth on Schedule 5.7 as a Joint Venture or which is otherwise permitted pursuant to Section 5.18 and meets each and all of the following criteria: (a) the formation and governing documents for the Joint Venture provide that the liability of the Credit Party that is a party thereto (as among all of the parties to the Joint Venture) is expressly limited to no more than such Credit Party’s pro rata portion of the scope of services and/or other liabilities arising from the Joint Venture, (b) the terms of which formation and governing documents provide for indemnification of such Credit Party against any damages (other than special, indirect or consequential) caused by any other member of the Joint Venture, (c) the scope of the services to be provided by the Joint Venture shall be consistent with the scope of services currently provided by the Credit Parties in the Ordinary Course of Business (taking into account any services that may be currently subcontracted by the Credit Parties in the Ordinary Course of Business), (d) the Joint Venture shall be formed solely for the purpose of bidding upon and entering into one or more contracts with one or more customers and (e) such Credit Party, the Joint Venture or the customer or customers of the Joint Venture shall obtain customary liability and commercial insurance, in amounts and from a reputable insurer as may be necessary for prudent execution of the work by the Joint Venture. For the avoidance of doubt, with respect to any unincorporated Joint Venture, the term “formation and governing documents” as used in this definition shall include the applicable contractual arrangement(s) between a Credit Party and one or more third parties pursuant to which such Joint Venture is operated.

“Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“PIK Interest” has the meaning set forth in Section 2.2(a)(i).

“Pledge Agreement” means that certain Pledge Agreement, executed by Holdings and the other pledgors named therein in favor of the Agent, for the benefit of the Lenders, on the Closing Date, as amended, restated, supplemented or otherwise modified from time to time.

“Pre-Closing Date Funded Amount” means the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Pre-Closing Date Funded Amount” (if such Lender’s name is not so set forth thereon, then the dollar amount on the Commitment Annex for the Pre-Closing Date Funded Amount for such Lender shall be deemed to be $0).

“Prime Rate” shall mean, as of any day, the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15

(519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Agent). The Agent or any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

“Pro Rata Share” means (a) with respect to a Lender’s obligation to make Revolving Loans, such Lender’s right to receive the unused line fee described in Section 2.2(a)(ii) the Revolving Loan Commitment Percentage of such Lender, (b) with respect to a Lender’s right to receive payments of principal and interest with respect to Revolving Loans, such Lender’s Revolving Loan Exposure with respect thereto; and (c) for all other purposes (including, without limitation, the indemnification obligations arising under Section 11.6) with respect to any Lender, the percentage obtained by dividing (i) the sum of the Revolving Loan Commitment Amount of such Lender (or, in the event the Revolving Loan Commitment shall have been terminated, such Lender’s then existing Revolving Loan Outstandings), by

(ii) the sum of the Revolving Loan Commitment (or, in the event the Revolving Loan Commitment shall have been terminated, the then existing Revolving Loan Outstandings) of all Lenders.

“Project” means each project of the Credit Parties and their Subsidiaries, including the Legacy Projects.

“Project Contract” means each offer, contract, bid, agreement or other Contractual Obligation pursuant to which a Credit Party or any of their respective Subsidiaries is awarded, has agreed, or is otherwise obligated or permitted to develop, construct, maintain, manage, administer, own, use, provide services related to or otherwise perform with respect to any Project.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, real property, cash, securities, accounts, equipment, contracts and contract rights.

“Protective Advance” means all sums expended by Agent (as applicable) or any Lender in accordance with the provisions of this Agreement to (a) protect the priority, validity and enforceability of any lien on, and security interests in, any Collateral and the instruments evidencing and securing the Obligations, (b) prevent the value of any Collateral from being diminished, or (c) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken.

“PSA” means the Purchase and Sale Agreement, dated December 9, 2020, between AECOM, URS Holdings, Inc. and Holdings.

“Register” has the meaning set forth in Section 11.17(a)(iii).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, brokers, trustees, administrators, managers, advisors and representatives, including accountants, auditors, and legal counsel of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Replacement Lender” has the meaning set forth in Section 11.17(c).

“Required Lenders” means (a) if there are fewer than three non-Affiliated Lenders at such time, all Non-Defaulting Lenders, and (b) if there are three or more non-Affiliated Lenders at such time, (i) at any time while no Loans is outstanding, two or more Non-Defaulting Lenders that are not Affiliates of one another having more than fifty percent (50%) of the Revolving Loan Commitment of all Non-Defaulting Lenders; and (ii) at any time while any Loans are outstanding, two or more Non-Defaulting Lenders holding more than fifty percent (50%) of the outstanding aggregate principal amount of the Loans of all Non-Defaulting Lenders (without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 11.17(b)); provided, however, in all cases, as long as AECOM or any Affiliate of AECOM is a Non-Defaulting Lender, the Required Lenders must include AECOM (or such Affiliate) and as long as BHSI or any Affiliate of BSHI is a Non-Defaulting Lender, the Required Lenders must include BSHI (or such Affiliate).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, for so long as there is a Chief Transformation Officer, the Chief Transformation Officer, and any other time, the Chief Financial Officer or any other officer of the applicable Credit Party reasonably acceptable to Required Lenders.

“Revolving Lender” means each Lender having a Revolving Loan Commitment Amount in excess of Zero Dollars ($0) (or, in the event the Revolving Loan Commitment shall have been terminated at any time, each Lender at such time having Revolving Loan Outstandings in excess of Zero Dollars ($0)).

“Revolving Loan(s)” has the meaning set forth in Section 2.1(b)(i).

“Revolving Loan Availability” means, at any time, the Revolving Loan Limit minus the Revolving Loan Outstandings.

“Revolving Loan Borrowing” means a borrowing of a Revolving Loan.

“Revolving Loan Commitment” means, as of any date of determination, the aggregate Revolving Loan Commitment Amounts of all Lenders as of such date.

“Revolving Loan Commitment Amount” means, as to any Lender, the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Revolving Loan Commitment Amount” (if such Lender’s name is not so set forth thereon, then the dollar amount on the Commitment Annex for the Revolving Loan Commitment Amount for such Lender shall be deemed to be $0), as such amount may be adjusted from time to time by (a) any amounts assigned (with respect to such Lender’s portion of Revolving Loans outstanding and its commitment to make Revolving Loans) pursuant to the terms of any and all effective assignment agreements to which such Lender is a party. For the avoidance of doubt, the aggregate Revolving Loan Commitment Amount of all Lenders on the Closing Date shall be

$60,000,000 and, for purposes of determining remaining availability under any Revolving Loan Commitment Amount, such remaining availability shall be calculated exclusive of any PIK Interest that has served to increase the outstanding principal amount of the Loans at any time.

“Revolving Loan Commitment Percentage” means, as to any Lender, (a) on the Closing Date, the percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Revolving Loan Commitment Percentage” (if such Lender’s name is not so set forth thereon, then, on the Closing Date, such percentage for such Lender shall be deemed to be zero), and (b) on any date following the Closing Date, the percentage equal to the Revolving Loan Commitment Amount of such Lender on such date divided by the Revolving Loan Commitment on such date.

“Revolving Loan Exposure” means, with respect to any Lender on any date of determination, the percentage equal to the amount of such Lender’s Revolving Loan Outstandings on such date divided by the aggregate Revolving Loan Outstandings of all Lenders on such date.

“Revolving Loan Limit” means the Revolving Loan Commitment.

“Revolving Loan Outstandings” means, at any time of calculation, (a) the then existing aggregate outstanding principal amount of Revolving Loans, and (b) when used with reference to any single Lender, the then existing outstanding principal amount of Revolving Loans advanced by such Lender; provided that, on the Closing Date, each Lender shall have been deemed to have funded Revolving Loans in the amount equal to such Lender’s Pre-Closing Date Funded Amount and such Pre-Closing Date Funded Amount shall constitute Revolving Loan Outstandings as of the Closing Date; provided further any PIK Interest accrued and capitalized shall not constitute Revolving Loan Outstandings for purposes of calculating the Revolving Loan Availability.

“Revolving Loans” has the meaning set forth in Section 2.1(b).

“Rolling Stock” means trucks, tractors, trailers, service vehicles, forklifts, cranes and other vehicles that are subject to a certificate of title registration requirement pursuant to applicable State law.

“Sanctioned Country” means any country or territory that is itself subject to comprehensive sanctions maintained by OFAC including at the time of this Agreement, Cuba, Iran, North Korea, Syria and the Crimea, Donetsk People’s Republic and Luhansk People’s Republic.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the

U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“SEC” means the United States Securities and Exchange Commission. “SEC Required Disclosures” has the meaning set forth in Section 5.23(a).

“Second Amendment” means that certain Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of January 30, 2025, by and among the Borrowers, Holdings, Agent and the Lenders.

“Securities Account” means a “securities account” (as defined in Article 9 of the UCC), an investment account, or other account in which investment property or securities are held or invested for credit to or for the benefit of any Credit Party.

“Securities Account Control Agreement” means an agreement, in form and substance satisfactory to Agent, among Agent, any applicable Credit Party and each securities intermediary in which such Credit Party maintains a Securities Account pursuant to which Agent shall obtain “control” (as defined in Article 9 of the UCC) over such Securities Account.

“Securitization” has the meaning set forth in Section 13.6(b).

“Security Document” means this Agreement, the Pledge Agreement, each Intercreditor Agreement, the Information Certificate and any other agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which one or more Credit Parties or any other Person either (a) Guarantees payment or performance of all or any portion of the Obligations, and/or (b) provides, as security for all or any portion of the Obligations, a Lien on any of its assets in favor of Agent for its own benefit and the benefit of the Lenders, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement and each Intercreditor Agreement.

“Settlement Agreement” means that certain Settlement Agreement and Mutual Release dated as of January 31, 2022, by and among SCC Group, LLC, AECOM and URS Holdings, Inc.

“Settlement and Release Agreement” has the meaning assigned to it in the AECOM Side Letter. “Settlement Date” has the meaning set forth in Section 11.17(a)(v).

“Settlement Service” has the meaning set forth in Section 11.17(a)(v).

“Share Issuance Agreement” has the meaning assigned to it in the AECOM Side Letter. “Shimmick” has the meaning set forth in the introductory paragraph of this Agreement.

“SOFR Interest Rate” means, with respect to each day during which interest accrues on a Loan, the rate per annum (expressed as a percentage) equal to (a) Term SOFR for the applicable Interest Period for such day; or (b) if the then-current Benchmark has been replaced with a Benchmark Replacement pursuant to Section 2.2(o), such Benchmark Replacement for such day. Notwithstanding the foregoing, the SOFR Interest Rate shall not at any time be less the Floor.

“SOFR Loan” means any Loan bearing interest at a rate based on SOFR Interest Rate.

“Solvent” means, with respect to any Person, that such Person (a) owns and will own assets the fair saleable value of which are (i) greater than the total amount of its debts and liabilities (including subordinated and Contingent Obligations), and (ii) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and

(c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

“Special Committee” means that certain committee established by the Board of Directors of Holdings which is comprised of three independent directors and to which has been designated authority to oversee transactions, asset sales, employee compensation and retention and settlement discussions as well as such other duties as detailed in the establishing resolution or charter thereof.

“Stated Rate” has the meaning set forth in Section 2.7.

“Subordinated Debt” means any Debt of Credit Parties incurred pursuant to the terms of the Subordinated Debt Documents and with the prior written consent of Required Lenders, all of which documents must be in form and substance acceptable to Required Lenders, provided, that in each case the applicable Subordinated Debt remains subject to a Subordination Agreement.

“Subordinated Debt Documents” means any documents evidencing and/or securing Debt governed by a Subordination Agreement, all of which documents must be in form and substance acceptable to the Required Lenders and the Agent, as applicable.

“Subordination Agreement” means each agreement between Agent and another creditor of Credit Parties, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Debt owing from any Credit Party and/or the Liens securing such Debt granted by any Credit Party to such creditor are subordinated in any way to the Obligations and the Liens created under the Security Documents, the terms and provisions of such Subordination Agreements to have been agreed to by and be acceptable to the Required Lenders and the Agent.

“Subsidiary” means, with respect to any Person, (a) any corporation (or any foreign equivalent thereof) of which an aggregate of more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of such Equity Interests whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company (or any foreign equivalents thereof) in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner; provided, that notwithstanding the foregoing, in no event shall any Permitted Servicing Joint Venture be deemed to be a Subsidiary hereunder. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Credit Party.

“Swap Contract” means any “swap agreement”, as defined in Section 101 of the Bankruptcy Code, that is obtained by Borrower to provide protection against fluctuations in interest or currency exchange rates, but only if Agent provides its prior written consent to the entry into such “swap agreement”.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means the greater of (a) Term SOFR Reference Rate for a tenor comparable to the Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator and (b) the Floor; provided, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the Available Tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the

Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the earliest to occur of (a) the Maturity Date, (b) any date on which the maturity of the Loans is accelerated pursuant to Section 10.2, or (c) the termination date stated in any notice of termination of this Agreement provided by Borrowers in accordance with Section 2.12.

“Testing Period” has the meaning set forth in Section 4.1(p)(iii).

“Third Amendment” means that certain Amendment No. 3 and Limited Waiver to Credit, Security and Guaranty Agreement, dated as of the Third Amendment Effective Date, by and among the Borrowers, Holdings, Agent and the Lenders.

“Third Amendment Effective Date” means March 12, 2025.

“Total Debt” means, without duplication, an amount equal to the total aggregate principal amount of Debt of the Credit Parties and their Subsidiaries of the types described in clauses (a), (b), (d), (e) and (g) of the definition of “Debt”.

“Total Operating Distributions” means the amounts identified in the applicable Budget as “Total Operating Distributions”.

“Total Receipts” means the amounts identified in the applicable Budget as “Total Receipts”. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a

Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.8(c)(i).

“UCC” means the Uniform Commercial Code of the State of New York or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States” means the United States of America.

“Voting Stock” shall mean, with respect to any person, such person’s Equity Interests having the right to vote for the election of directors of such person under ordinary circumstances.

“Withholding Agent” means each Credit Party or Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including, without limitation, determinations made pursuant to the exhibits hereto) shall be made, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of each Credit Party and its consolidated Subsidiaries delivered to Agent and each of the Lenders on or prior to the Closing Date. If at any time any change in GAAP would affect the computation of any financial ratio or financial requirement set forth in any Financing Document, and either Borrowers or the Required Lenders shall so request, Agent, the Lenders and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, however, that until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrowers shall provide to Agent and the Lenders financial statements and other documents required under this Agreement which include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a capital lease obligation under GAAP as in effect prior to giving effect to FASB Accounting Standards Update No. 2016-02, Leases, shall not be treated as a capital lease obligation solely as a result of the adoption of changes in GAAP, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

Section 1.3 Other Definitional and Interpretive Provisions. References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits”, or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided. Any term defined herein may be used in the singular or plural. “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”. Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person. References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively. References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations. All amounts used for purposes of financial calculations required to be made herein shall be without duplication. References to any statute or act, without additional reference, shall be deemed to refer to federal statutes and acts of the United States. References to any agreement, instrument or document shall include all schedules, exhibits, annexes and other attachments thereto. References to capitalized terms that are not defined herein, but are defined in the UCC, shall have the meanings given them in the UCC. All references herein to a merger, transfer, consolidation, amalgamation, assignment, sale or transfer, or analogous term, will be construed to also mean a division of or by a limited liability company, as if it were a merger, transfer, consolidation, amalgamation, assignment, sale or transfer, or similar term, as applicable. Any series of limited liability company shall be considered a separate Person.

Section 1.4 Settlement and Funding Mechanics. Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds.

Section 1.5 Time is of the Essence. Time is of the essence in Borrower’s and each other Credit Party’s performance under this Agreement and all other Financing Documents.

Section 1.6 Time of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight savings or standard, as applicable).

Section 1.7 MFN Override. Notwithstanding anything to the contrary contained herein or in any Financing Document, in the event that, following the Closing Date, any transaction, event, occurrence or circumstance (financial or otherwise) would trigger a default or event of default under any First Lien Credit Facility absent consent from the agent or any lender thereunder, then (regardless of whether such consent is obtained) any such transaction, event, occurrence or circumstance shall also be deemed to trigger a Default or Event of Default, as the case may be, hereunder unless consented to by the Agent or the Required Lenders, as the case may be.

Section 1.8 Rates. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE 2- LOANS

Section 2.1 Loans.

(a)
[Reserved].
(b)
Revolving Loans.

(i)
Revolving Loans and Borrowings. On the terms and subject to the conditions set forth herein, each Lender severally agrees to make loans to Borrowers from time to time as set forth herein (each a “Revolving Loan”, and collectively, “Revolving Loans”) equal to such Lender’s Revolving Loan Commitment Percentage of Revolving Loans requested by Borrowers hereunder, provided, however, that after giving effect thereto, the Revolving Loan Outstandings shall not exceed the Revolving Loan Limit. Borrowers shall deliver to Agent a Notice of Borrowing with respect to each proposed Revolving Loan Borrowing, such Notice of Borrowing to be delivered before 1:00 p.m. (Eastern time) three (3) Business Days prior to the date of such proposed borrowing. Each Notice of Borrowing shall specify (i) the aggregate amount of the requested Borrowing, (ii) the date of the Borrowing, (iii) the account of the Borrower Representative to which funds are to be sent. Promptly following receipt of a Notice of Borrowing, the Agent shall advise each applicable Lender of the details thereof and such Lender’s portion of each resulting Revolving Borrowing.
(ii)
Funding of Revolving Loan Borrowings. Each Lender shall make the amount of each Revolving Loan Borrowing to be made by it hereunder available to the Agent by wire transfer in immediately available funds not later than 12:00 p.m. noon (Eastern time) on the proposed date thereof. Upon receipt of all requested funds, the Agent will make all such funds so received available to the Borrower in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable Notice of Borrowing. The Borrower hereby agrees that unless the Borrower has notified the Agent in writing that it has not received such proceeds by 4:00

p.m. (Eastern time) on the date of the Borrowing, the Agent, in reliance on the Notice of Borrowing, shall record such Revolving Loan in the Register without any liability for doing so.

(iii)
Mandatory Revolving Loan Repayments and Prepayments.
(A)
The Revolving Loan Commitment shall terminate on the Termination Date. On such Termination Date, there shall become due, and Borrowers shall pay, the entire outstanding principal amount of each Revolving Loan, together with accrued and unpaid Obligations (other than unasserted contingent indemnification obligations) pertaining thereto incurred to, but excluding the Termination Date; provided, however, that such payment is made not later than 12:00 Noon (Eastern time) on the Termination Date.
(B)
If at any time the Revolving Loan Outstandings exceed the Revolving Loan Limit, then, on the next succeeding Business Day, Borrowers shall repay the Revolving Loans in an aggregate amount equal to such excess.
(C)
Principal payable on account of Revolving Loans shall be payable by Borrowers to Agent (I) immediately upon the receipt by any Borrower or Agent of any payments on or proceeds from any of the Accounts, to the extent of such payments or proceeds, as further described in Section 2.11 below, and (II) in full on the Termination Date.
(c)
[Reserved].

Section 2.2 Interest, Interest Calculations and Certain Fees.

(a)
Interest.
(i)
From and following the Closing Date, except as expressly set forth in this Agreement, Loans and the other Obligations shall bear interest at the sum of the SOFR Interest Rate plus the Applicable Margin. Interest on the Loans shall be paid monthly in arrears on the first (1st) Business Day of each month and on the maturity of such Loans (each, an “Interest Payment Date”, whether by acceleration or otherwise. Interest on all other Obligations shall be payable upon demand. Interest on each Loan shall be paid at the election of the Borrower Representative (1) by adding all or a portion of such interest to the principal amount of the outstanding Loans (“PIK Interest”) in arrears on each Interest Payment Date or (2) in cash; provided, that if the Borrower Representative does not make any election, the Borrower Representative shall be deemed to have elected to PIK Interest in arrears on each Interest Payment Date. PIK Interest shall be deemed due and payable on the Interest Payment Date and thereupon, the principal amount of the Loans shall automatically be increased by an amount equal to such PIK Interest and evidenced by this Agreement and, if applicable, any Notes. To make an election to make payment of all or a portion of interest due in cash pursuant to this Section 2.2(a), the Borrower shall notify the Agent and each Lender of such election in writing pursuant to the delivery of a Cash Interest Election by no later than 1:00 pm (Eastern time) at least six (6) Business Days prior to each applicable Interest Payment Date indicating the amount of interest to be paid in kind and the amount of interest to be paid in cash in respect of the Loans on such Interest Payment Date.
(ii)
[Reserved].
(iii)
[Reserved].
(b)
[Reserved].
(c)
[Reserved].

(d)
[Reserved].
(e)
[Reserved].
(f)
[Reserved].
(g)
[Reserved].
(h)
[Reserved].
(i)
Audit Fees. Borrowers shall pay to Agent, for its own account and not for the benefit of any other Lenders, all reasonable and documented fees and expenses in connection with audits and inspections of Borrowers’ books and records, audits, valuations or appraisals of the Collateral, audits of Borrowers’ compliance with applicable Laws and such other matters as Agent shall deem appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Agent of a written request for payment thereof to Borrowers, in each case, subject to the limitations set forth in Section 4.6 (in the case of audits and field examinations) and Section 4.4(d) (in the case of valuations or appraisals of the Collateral).
(j)
Wire Fees. Borrowers shall pay to Agent, for its own account and not for the account of any other Lenders, on written demand, fees for incoming and outgoing wires made for the account of Borrowers, such fees to be based on Agent’s then current wire fee schedule (available upon written request of the Borrowers).
(k)
[Reserved].
(l)
Computation of Interest and Related Fees. All interest and fees under each Financing Document shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The date of funding of a Loan shall be included in the calculation of interest. The date of payment of a Loan shall be excluded from the calculation of interest. If a Loan is repaid on the same day that it is made, one (1) day’s interest shall be charged.
(m)
[Reserved]
(n)
Agent Fee Letter. In addition to the other fees set forth herein, the Borrowers agree to pay to Agent, the fees set forth in the Agent Fee Letter, which shall be non-refundable and earned upon receipt.
(o)
Benchmark Replacement Setting; Conforming Changes.
(i)
Notwithstanding anything to the contrary herein or in any other Financing Document, upon the occurrence of a Benchmark Transition Event, the Agent (in consultation with Required Lenders) and the Borrower Representative may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement (and the Lenders hereby (i) authorize and direct the Agent to enter into any such amendments that have been consented or agreed to by the Required Lenders or in respect of which the Agent has received a direction from the Required Lenders to execute and (ii) acknowledge and agree that the Agent shall be entitled to all of the exculpations, protections and indemnifications provided for in this Agreement in favor of the Agent in entering into any such amendment that has been consented or agreed to by the Required Lenders, or in respect of which the Agent has received a direction from the Required Lenders to executed). Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00

p.m. on the tenth Business Day after the Agent has posted such proposed amendment to all affected Lenders and the Borrower Representative so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.2(o)(i) will occur prior to the applicable Benchmark Transition Start Date.

(ii)
In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Financing Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Financing Document (and the Lenders hereby (i) authorize and direct the Agent to make any Conforming Changes (and to enter into any modifications to this Agreement or other Financing Documents implementing such Conforming Changes) that have been consented or agreed to by the Required Lenders or in respect of which the Agent has received a direction from the Required Lenders to implement and

(ii) acknowledge and agree that the Agent shall be entitled to all of the exculpations, protections and indemnifications provided for in this Agreement in favor of the Agent in implementing any Conforming Changes (or in entering into any modifications to this Agreement or the other Financing Documents implementing the same).

(iii)
The Agent will promptly notify the Borrower Representative and the Lenders of (A) the implementation of any Benchmark Replacement, (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement, and (C) the commencement and conclusion of any Benchmark

Unavailability Period. The Agent will promptly notify the Borrower Representative of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.2(o)(iv). Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.2(o)(iii) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Financing Document, except, in each case, as expressly required pursuant to this Section 2.2(o).

(iv)
Notwithstanding anything to the contrary herein or in any other Financing Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (2) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(v)
Upon Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, any outstanding affected Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period.

Section 2.3 Notes. The portion of the Loans made by each Lender shall be evidenced, if so requested by such Lender, by one or more promissory notes executed by the Borrowers on a joint and several basis (each, a “Note”) in an original principal amount equal to such Lender’s Revolving Loan Commitment Amount.

Section 2.4 [Reserved].

Section 2.5 Prepayments.

(a)
Optional Prepayments.
(i)
Subject to and in accordance with the terms of the applicable Intercreditor Agreement, the Borrowers may prepay the Loans on any Business Day (together with any amounts due pursuant to Section 2.2), in whole or in part, in an aggregate minimum amount equal to (a) if being prepaid in whole, the Obligations and (b) if being prepaid in part, US$250,000 and integral multiples of US$250,000 in excess of that amount. The Borrower Representative shall notify the Agent in writing of any prepayment hereunder not later than 12:00 Noon (Eastern time), one (1)

Business Day prior to the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Loans or portion thereof to be prepaid. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become irrevocably due and payable on the prepayment date specified therein. For the avoidance of doubt, (x) any refinancing of the Obligations and (y) any acceleration (voluntary or involuntary), redemption, prepayment, repayment, or payment of the Obligations shall, in each case, constitute an optional prepayment thereof under this Section 2.5(a)(i).

(ii)
Amounts prepaid pursuant to Section 2.5(a)(i) shall be applied to the Obligations pursuant to Section 11.13.
(b)
Mandatory Repayments. Subject to and in accordance with the terms of the applicable Intercreditor Agreement:
(i)
The Borrowers shall promptly (not to exceed three Business Days) cause the Net Proceeds attributable to any Asset Disposition or Casualty Event to be applied to the repayment of the Obligations; provided that if the Borrower Representative shall, prior to the date of the required prepayment, deliver to the Agent a certificate of a Responsible Officer of the Borrower to the effect that the Borrowers intend to cause the Net Proceeds attributable to a Casualty Event (or a portion of such Net Proceeds specified in such certificate) to be applied within 60 days after receipt of such Net Proceeds to repair, restore or replace the Property lost due to or damaged by such Casualty Event then, as long as no Default or Event of Default is outstanding at any time during the reinvestment period, no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent that any such Net Proceeds has not been so applied by the end of such period, or if the Borrower Representative decides to not so reinvest, at which time a prepayment shall be required in an amount equal to such Net Proceeds that has not been so applied.
(ii)
Following any Credit Party’s receipt of payments received other than in the Ordinary Course of Business (which shall include, without limitation, litigation settlements, change orders, insurance proceeds and contract retainage releases), proceeds or claim or settlement recoveries received in connection with the Legacy Projects (the “Extraordinary Project Proceeds”), the Borrowers shall promptly (and in any event on the same Business Day) cause 100% of such Extraordinary Project Proceeds to be applied to the repayment of the Obligations.
(iii)
If, on the last Business Day of every second week commencing on the date that is two weeks following the Closing Date, (i) there are outstanding Loans and (ii) the Credit Parties have Excess Cash as of the end of such Business Day, the Borrowers shall, within two (2) Business Days, prepay such Loans, which prepayment shall be in an amount equal to the lesser of

(A) the amount of such Excess Cash and (B) the amount of such outstanding Loans; provided that if the date of such prepayment falls on the last Business Day of any fiscal quarter, then required date for such prepayment shall be moved to the next succeeding Business Day.

(iv)
Following the incurrence of any Debt (other than Permitted Debt) by any Credit Party or any Subsidiary, the Borrowers shall promptly (and in any event on the same Business Day) cause 100% of the gross proceeds received in respect of such Debt to be applied to the repayment of the Obligations. Nothing in this paragraph is intended to permit any Credit Party or Subsidiary to incur Debt other than Permitted Debt, and any such incurrence of Debt shall be a violation of Section 5.1, a breach of this Agreement, and result in an immediate Event of Default.
(v)
If, in the case of any outstanding First Lien Loans, on the fifth (5th) Business Day immediately succeeding any drawing in respect of such First Lien Loans, (i) there are outstanding First Lien Loans and (ii) the Credit Parties have not used such First Lien Loans as specified in the most recent Approved Budget delivered in connection with the issuance of such

First Lien Loans, then, as of the end of such Business Day, the Borrowers shall, within two (2) Business Days, prepay such First Lien Loans, which prepayment shall be in an amount equal to the lesser of (A) the amount of such First Lien Loans that were not used as specified in the such Approved Budget and (B) the amount of outstanding First Lien Loans; provided that if the date of such prepayment falls on the last Business Day of any fiscal quarter, then required date for such prepayment shall be moved to the next succeeding Business Day; provided, however, if the Credit Parties failed to comply with Section 5.24 of this Agreement in connection with such drawing of First Lien Loans, the Borrower shall immediately prepay such First Lien Loans in an amount equal to the total amount of the applicable drawing of First Lien Loans.

(c)
Notwithstanding anything to the contrary in this Section 2.5, and unless otherwise requested by the Special Committee and approved by the Required Lenders, each mandatory prepayment of Loans required pursuant to this Section 2.5 shall be applied (i) to the extent there are First Lien Loans outstanding under any First Lien Credit Facility, to prepay the outstanding First Lien Loans under the applicable First Lien Credit Facility and (ii) if there are not any First Lien Loans outstanding under any First Lien Credit Facility, by the Borrower Representative as a mandatory prepayment hereunder in accordance with the relevant terms of this Section 2.5.
(d)
The Borrower shall provide the Agent, with a copy to each Lender, with written notice of any such mandatory prepayment, including a calculation of such prepayment and signed by a Responsible Officer of the Borrower, and such written notice must be received by the Agent not later than noon (Eastern time) one (1) Business Day before the date of prepayment.
(e)
Subject to and in accordance with the terms of the applicable Intercreditor

Agreement:

(i)
notwithstanding anything herein to the contrary, so long as an Event of Default has not occurred and is continuing, any prepayment of any Loan made pursuant to Section 2.5 may be applied to the Obligations as directed by the Borrower; and
(ii)
after the occurrence and during the continuance of any Event of Default, all payments in respect of any Obligations and all proceeds of Collateral shall be applied in accordance with Section 10.7(c).

Section 2.6 General Provisions Regarding Payment; Loan Account.

(a)
All payments to be made by each Borrower under any Financing Document, including payments of principal and interest made hereunder and pursuant to any other Financing Document, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension (it being understood and agreed that, solely for purposes of calculating financial covenants and computations contained herein and determining compliance therewith, if payment is made, in full, on any such extended due date, such payment shall be deemed to have been paid on the original due date without giving effect to any extension thereto). Any payments received in the Payment Account before 12:00 Noon (Eastern time) on any date shall be deemed received by Agent on such date, and any payments received in the Payment

Account at or after 12:00 Noon (Eastern time) on any date may, in the Agent’s discretion, be deemed received by Agent on the next succeeding Business Day.

(b)
Agent shall maintain a loan account (the “Loan Account”) on its books to record Loans and other extensions of credit made by the Lenders hereunder or under any other Financing Document, and all payments thereon made by each Borrower. All entries in the Loan Account shall be made in accordance with Agent’s customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded in Agent’s books and records at any time shall be conclusive and binding evidence of the amounts due and owing to Agent by each Borrower absent manifest error; provided, however, that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower’s duty to pay all amounts owing hereunder or under any other Financing Document. Agent shall provide Borrowers with a statement regarding the Loan Account (but neither Agent nor any Lender shall have any liability if Agent shall fail to provide any such statement) upon loan activity. Unless any Borrower notifies Agent in writing of any objection to any such statement (specifically describing the basis for such objection) within ninety (90) days after the date of receipt thereof, it shall be deemed final, binding and conclusive upon Borrowers in all respects as to all matters reflected therein.

Section 2.7 Maximum Interest. In no event shall the interest charged with respect to the Loans or any other Obligations of any Borrower under any Financing Document exceed the maximum amount permitted under the laws of the State of New York or of any other applicable jurisdiction. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable hereunder or under any Note or other Financing Document (the “Stated Rate”) would exceed the highest rate of interest permitted under any applicable law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, each Borrower shall, to the extent permitted by law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received is equal to the total interest which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply. In no event shall the total interest received by any Lender exceed the amount which it could lawfully have received had the interest been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the prior sentence, any Lender has received interest hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to Borrowers. In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

Section 2.8 Taxes; Capital Adequacy; Increased Costs; Inability to Determine Rates; Illegality.

(a)
All payments of principal and interest on the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future Taxes, except as required by applicable Law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and if any such withholding or deduction is in respect of any Indemnified Taxes, then the Borrowers shall pay such additional amount or amounts as is necessary to ensure that the net amount actually received by Agent and each Lender will equal the full amount Agent and such Lender would have received had no such withholding or deduction been required (including, without limitation, such withholdings and deductions applicable to additional sums payable under this Section 2.8). After payment of any Tax by a Borrower to a Governmental Authority pursuant to this Section 2.8, such Borrower shall promptly forward to Agent the original or a certified copy of an official receipt, a copy of the return reporting such payment, or other documentation satisfactory to Agent evidencing such payment to such authority. Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.

(b)
The Borrowers shall indemnify Agent and Lenders, within ten (10) days after demand thereof, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.8) payable or paid by Agent or any Lender or required to be withheld or deducted from a payment to Agent or any Lender and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate in reasonable detail as to the amount of such payment or liability delivered to Borrowers by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(c)
Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Financing Document shall deliver to Borrower Representative and Agent, at the time or times prescribed by applicable Law or reasonably requested by Borrower Representative or Agent, such properly completed and executed documentation reasonably requested by Borrower Representative or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower Representative or Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by Borrowers or Agent as will enable Borrowers or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.8(c)(i), 2.8(c)(ii) and 2.8(e)) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(i)
Each Lender that is not a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes and is a party hereto on the Closing Date or purports to become an assignee of an interest pursuant to Section 11.17(a) after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) (each such Lender a “Foreign Lender”) shall, to the extent permitted by Law, execute and deliver to Borrower Representative and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or Agent) whichever of the following is applicable: (A) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Financing Document, two (2) properly completed and executed originals of United States Internal Revenue Service (“IRS”) Forms W-8BEN or W- 8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Financing Documents, two (2) properly completed and executed originals of IRS Forms W-8BEN or W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) two (2) executed originals of IRS Form W-8ECI (or successor form); (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) two (2) executed originals of IRS Forms W-8BEN or W-8BEN-E (or successor form); (D) to the extent a Foreign Lender is not the beneficial owner, two (2) executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; or (E) other applicable forms, certificates or documents prescribed by the IRS. Each Lender agrees that if any form or certification it previously delivered under this Section 2.8(c) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower Representative and Agent in writing of its legal inability to do so. In addition, to the extent permitted by applicable Law, such forms shall be delivered by each Foreign Lender upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each Foreign Lender shall promptly notify Borrower Representative at any time it determines that it is no longer in a position to provide any previously delivered certificate to Borrower Representative (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

(ii)
Each Lender that is a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes and is a party hereto on the Closing Date or purports to become an assignee of an interest pursuant to Section 11.17(a) after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall, to the extent permitted by Law, provide to Borrower Representative and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or Agent), a properly completed and executed IRS Form W-9 or any successor form certifying as to such Lender’s entitlement to an exemption from U.S. backup withholding and other applicable forms, certificates or documents prescribed by the IRS or reasonably requested by Borrower Representative or Agent. Each such Lender shall promptly notify Borrowers at any time it determines that any certificate previously delivered to Borrower Representative (or any other form of certification adopted by the U.S. governmental authorities for such purposes) is no longer valid.
(iii)
Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers or Agent to determine the withholding or deduction required to be made.
(d)
If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified by any Borrower pursuant to this Section 2.8 (including by the payment of additional amounts pursuant to this Section 2.8), then it shall promptly pay an amount equal to such refund to Borrowers, net of all reasonable out-of-pocket expenses of such Lender or of Agent with respect thereto, including any Taxes; provided, however, that Borrowers, upon the written request of such Lender or Agent, agree to repay any amount paid over to Borrowers to such Lender or to Agent (plus any related penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Lender or Agent is required, for any reason, to disgorge or otherwise repay such refund. Notwithstanding anything to the contrary in this Section 2.8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.8(d) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(e)
If a payment made to a Lender under any Financing Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower Representative and Agent at the time or times prescribed by Law and at such time or times reasonably requested by Borrower Representative or Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower Representative or Agent as may be necessary for Borrowers and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)
Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.17 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Financing Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Financing Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this paragraph (f).
(g)
If any Lender shall reasonably determine that the adoption or taking effect of, or any change in, any applicable Law regarding capital adequacy, in each instance, after the Closing Date, or any change after the Closing Date in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation, administration or application thereof, or the compliance by any Lender or any Person controlling such Lender with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank or comparable agency adopted or otherwise taking effect after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such adoption, taking effect, change, interpretation, administration, application or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) then from time to time, upon demand by such Lender (which demand shall be accompanied by a certificate setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), Borrowers shall promptly pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which such Lender first made demand therefor; provided that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued.

(h)
If any Lender shall reasonably determine that the adoption or taking effect of, or any change in, any applicable Law shall (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender, (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement, or any SOFR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Taxes covered by Section 2.8); or (iii) impose on any Lender any other condition, cost or expense affecting this Agreement or SOFR Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to Term SOFR (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(i)
If any Lender requests compensation under any of the clauses in this Section 2.8, or requires Borrowers to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.8, then, upon the written request of Borrower Representative, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder (subject to the provisions of Section 11.17) to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or materially reduce amounts payable pursuant to any such Section, as the case may be, in the future, (ii) would not subject such Lender to any unreimbursed cost or expense and (iii) would not otherwise be disadvantageous to such Lender (as determined in its sole good faith discretion). Without limitation of the provisions of Section 13.14, each Borrower hereby agrees to pay all reasonable and documented, out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.
(j)
Subject to Section 2.2(o), if Agent determines (which determination shall be conclusive and binding absent manifest error) that Term SOFR cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period, Agent will promptly so notify the Borrowers and each Lender. Upon notice thereof by Agent to Borrowers, any obligation of the Lenders to make SOFR Loans shall be suspended until Agent revokes such notice. Upon receipt of such notice, any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, Borrower shall also pay any additional amounts required pursuant to this Agreement.
(k)
If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, upon notice thereof by such Lender to Borrowers (through Agent), any obligation of such Lender to make SOFR Loans shall be suspended, in each case until such Lender notifies Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, all SOFR Loans shall become Base Rate Loans. Upon any such conversion, Borrower shall also pay any additional amounts required pursuant to this Agreement.

(l)
Each party’s obligations under this Section 2.8 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all Obligations hereunder.

Section 2.9 Appointment of Borrower Representative.

(a)
Each Borrower hereby irrevocably appoints and constitutes Borrower Representative as its agent and attorney-in-fact to request and receive Loans in the name or on behalf of such Borrower and any other Borrowers, deliver Notices of Borrowing, give instructions with respect to the disbursement of the proceeds of the Loans, giving and receiving all other notices and consents hereunder or under any of the other Financing Documents and taking all other actions (including in respect of compliance with covenants) in the name or on behalf of any Borrower or Borrowers pursuant to this Agreement and the other Financing Documents. Agent and Lenders may disburse the Loans to such bank account of Borrower Representative or a Borrower or otherwise make such Loans to a Borrower, in each case as Borrower Representative may designate or direct, without notice to any other Borrower. Notwithstanding anything to the contrary contained herein, Agent or Lenders may at any time and from time to time require that Loans to or for the account of any Borrower be disbursed directly to an operating account of such Borrower.
(b)
Borrower Representative hereby accepts the appointment by Borrowers to act as the agent and attorney-in-fact of Borrowers pursuant to this Section 2.9. Borrower Representative shall ensure that the disbursement of any Loans that are at any time requested by or to be remitted to or for the account of a Borrower, shall be remitted or issued to or for the account of such Borrower.
(c)
Each Borrower hereby irrevocably appoints and constitutes Borrower Representative as its agent to receive statements on account and all other notices from Agent and Lenders with respect to the Obligations or otherwise under or in connection with this Agreement and the other Financing Documents.
(d)
Any notice, election, representation, warranty, agreement or undertaking made or delivered by or on behalf of any Borrower by Borrower Representative shall be deemed for all purposes to have been made or delivered by such Borrower, as the case may be, and shall be binding upon and enforceable against such Borrower to the same extent as if made or delivered directly by such Borrower.
(e)
No resignation by or termination of the appointment of Borrower Representative as agent and attorney-in-fact as aforesaid shall be effective, except after ten (10) Business Days’ prior written notice to Agent and Lenders. If the Borrower Representative resigns under this Agreement, Borrowers shall be entitled to appoint a successor Borrower Representative (which shall be a Borrower and shall be reasonably acceptable to Agent as such successor). Upon the acceptance of its appointment as successor Borrower Representative hereunder, such successor Borrower Representative shall succeed to all the rights, powers and duties of the retiring Borrower Representative and the term “Borrower Representative” means such successor Borrower Representative for all purposes of this Agreement and the other Financing Documents, and the retiring or terminated Borrower Representative’s appointment, powers and duties as Borrower Representative shall be thereupon terminated.

Section 2.10 Joint and Several Liability; Rights of Contribution; Subordination and Subrogation.

(a)
Borrowers are defined collectively to include all Persons named as one of the Borrowers herein; provided, however, that any references herein to “any Borrower”, “each Borrower” or similar references, shall be construed as a reference to each individual Person named as one of the Borrowers herein. Each Person so named shall be jointly and severally liable for all of the obligations of Borrowers under this Agreement. Each Borrower, individually, expressly understands, agrees and acknowledges, that the credit facilities would not be made available on the terms herein in the absence of the collective credit of all of the Persons named as the Borrowers herein, the joint and several liability of all such Persons, and the cross-collateralization of the collateral of all such Persons. Accordingly, each Borrower individually acknowledges that the benefit to each of the Persons named as one of the Borrowers as a whole constitutes reasonably equivalent value, regardless of the amount of the credit facilities actually borrowed by, advanced to, or the amount of collateral provided by, any individual Borrower. In addition, each entity named as one of the Borrowers herein hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon and measured and enforceable individually against each Person named as one of the Borrowers herein as well as all such Persons when taken together. By way of illustration, but without limiting the generality of the foregoing, the terms of Section 10.1 of this Agreement are to be applied to each individual Person named as one of the Borrowers herein (as well as to all such Persons taken as a whole), such that the occurrence of any of the events described in Section 10.1 of this Agreement as to any Person named as one of the Borrowers herein shall constitute an Event of Default even if such event has not occurred as to any other Persons named as the Borrowers or as to all such Persons taken as a whole.
(b)
Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the liability of each Borrower for the Obligations and the Liens granted by Borrowers to secure the Obligations, not constitute a Fraudulent Conveyance (as defined below). Consequently, Agent, Lenders and each Borrower agree that if the liability of a Borrower for the Obligations, or any Liens granted by such Borrower securing the Obligations would, but for the application of this sentence, constitute a Fraudulent Conveyance, the liability of such Borrower and the Liens securing such liability shall be valid and enforceable only to the maximum extent that would not cause such liability or such Lien to constitute a Fraudulent Conveyance, and the liability of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, the term “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.
(c)
Agent, upon express authorization, in writing, of the Required Lenders, is authorized, without notice or demand (except as otherwise specifically required under this Agreement) and without affecting the liability of any Borrower hereunder, at any time and from time to time, to (i) with the written agreement of all Borrowers and the express written authorization of the Required Lenders, renew, extend or otherwise increase the time for payment of the Obligations; (ii) with the written agreement of all Borrowers and the Required Lenders, change the terms relating to the Obligations or otherwise modify, amend or change the terms of any agreement, document or instrument now or hereafter executed by any Borrower and delivered to Agent for any Lender; (iii) accept partial payments of the Obligations; (iv) take and hold any Collateral for the payment of the Obligations or for the payment of any guaranties of the Obligations and exchange, enforce upon (upon the occurrence and during the continuation of an Event of Default), waive and release any such Collateral; (v) upon the occurrence and during the continuation of an Event of Default, settle, release, compromise, collect or otherwise liquidate the Obligations and any

Collateral therefor in any manner that does not otherwise conflict with the BSHI Surety Documents or BHSI rights as a surety under applicable law. Except as specifically provided in this Agreement or any of the other Financing Documents, Agent, with the express authorization of the Required Lenders, may determine the time and manner of application of any payments or credits, whether received from any Borrower or any other source, and such determination shall be binding on all Borrowers. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations that Agent shall determine, with the express authorization of the Required Lenders, without affecting the validity or enforceability of the Obligations of any other Borrower.

(d)
Each Borrower hereby agrees that, except as hereinafter provided, the Obligations are unconditional, irrespective of (i) the absence of any attempt to collect the Obligations from any obligor or other action to enforce the same; (ii) the waiver or consent by Agent with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Agent; (iii) failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

(iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Agent’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by a Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent’s claim(s) for repayment of any of the Obligations; or (vii) any other circumstance other than payment in full of the Obligations which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

(e)
Borrowers hereby agree, as between themselves, that to the extent that Agent, on behalf of Lenders, shall have received from any Borrower any Recovery Amount (as defined below), then the paying Borrower shall have a right of contribution against each other Borrower in an amount equal to such other Borrower’s contributive share of such Recovery Amount; provided, however, that in the event any Borrower suffers a Deficiency Amount (as defined below), then the Borrower suffering the Deficiency Amount shall be entitled to seek and receive contribution from and against the other Borrowers in an amount equal to the Deficiency Amount; and provided, further, that in no event shall the aggregate amounts so reimbursed by reason of the contribution of any Borrower equal or exceed an amount that would, if paid, constitute or result in Fraudulent Conveyance. Until all Obligations have been paid and satisfied in full (other than contingent indemnification obligations for which no claim has been made) and all Revolving Loan Commitments terminated, no payment made by or for the account of a Borrower including, without limitation, (i) a payment made by such Borrower on behalf of the liabilities of any other Borrower, or (ii) a payment made by any other Guarantor under any Guarantee, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower’s Property. The right of each Borrower to receive any contribution under this Section 2.10(e) or by subrogation or otherwise from any other Borrower shall be subordinate in right of payment to the Obligations and such Borrower shall not exercise any right or remedy against such other Borrower or any Property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder, until the Obligations have been indefeasibly paid and satisfied in full and all Revolving Loan Commitments terminated, and no Borrower shall exercise any right or remedy with respect to this Section 2.10(e) until the Obligations have been indefeasibly paid and satisfied in full (other than contingent indemnification obligations for which no claim has been made) and all Revolving Loan Commitments terminated. As used in this Section 2.10(e), the term “Recovery Amount” means the amount of proceeds received by Agent from the exercise of any remedy of the Lenders under this Agreement or the other Financing Documents, including, without limitation, the sale of any Collateral. As used in this Section 2.10(e), the term “Deficiency Amount” means any amount that is less than the entire amount a Borrower is entitled to receive by way of contribution or subrogation from, but that has not been paid by, the other Borrowers in respect of any Recovery Amount attributable to the Borrower entitled to contribution, until the Deficiency Amount has been reduced to Zero Dollars ($0) through contributions and reimbursements made under the terms of this Section 2.10(e) or otherwise.

Section 2.11 [Reserved].

Section 2.12 Termination; Restriction on Termination.

(a)
Termination by Lenders. In addition to the rights set forth in Section 10.2, Agent may, and at the direction of Required Lenders shall, terminate this Agreement without notice upon or after the occurrence and during the continuance of an Event of Default.
(b)
Termination by Borrowers. Upon at least five (5) Business Days’ prior written notice and pursuant to payoff documentation in form and substance satisfactory to Agent and Lenders, Borrowers may, at their option, terminate this Agreement; provided, however, that no such termination shall be effective until Borrowers have (i) paid all of the Obligations (other than contingent indemnification obligations for which no claim has been made) in cash, in full and in immediately available funds, and (ii) complied with Section 2.12(c), the other terms of this Agreement and the terms of any Fee Letter. Any notice of termination given by Borrowers shall be irrevocable unless all Lenders otherwise agree in writing and no Lender shall have any obligation to make any Loans on or after the termination date stated in such notice. Borrowers may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.
(c)
Effectiveness of Termination. All of the Obligations shall be immediately due and payable upon the Termination Date. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Financing Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and Agent and each Lender shall retain all of its rights and remedies under the Financing Documents notwithstanding such termination until all Obligations (other than contingent indemnification obligations for which no claim has been made) have been discharged or paid, in full, in immediately available funds, including, without limitation, Obligations under Section 2.2 and the terms of any Fee Letter resulting from such termination. Notwithstanding the foregoing or the payment in full of the Obligations, Agent shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Agent may incur as a result of dishonored checks or other items of payment received by Agent from Borrower or any Account Debtor and applied to the Obligations, Agent shall have retained cash Collateral or other Collateral for such period of time as Agent, in its discretion, may deem necessary to protect Agent and each Lender from any such loss or damage. Upon the payment in full, in cash in immediately available funds, of all Obligations (other than unasserted contingent indemnification obligations) and the termination of the Revolving Loan Commitments, as Borrower may reasonably request, Agent shall, at Borrower’s sole cost and expense, execute and deliver such documents evidencing the release and termination of the security interest in the Collateral granted under this Agreement and the other Financing Documents pursuant to and in accordance with the terms of any applicable payoff documentation.

ARTICLE 3- REPRESENTATIONS AND WARRANTIES

To induce Agent and Lenders to enter into this Agreement and to induce Lenders to make the Loans and other credit accommodations contemplated hereby, each Credit Party hereby represents and warrants to Agent and each Lender, that:

Section 3.1 Existence and Power. Each Credit Party (a) is an entity as specified on Schedule 3.1, (b) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization specified on Schedule 3.1, (c) has the same legal name as it appears in such Credit Party’s Organizational Documents and an organizational identification number (if any), in each case as specified on Schedule 3.1, (d) has all powers to own its assets and has powers and all Permits necessary or desirable in the operation of its business as presently conducted or as proposed to be conducted, except where the failure to have such powers or Permits would not reasonably be expected to result in a Material Adverse Effect, and (e) is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, except in the case of this clause (e), where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1, no Credit Party (x) has had, over the five (5) year period preceding the Closing Date, any name other than its current name, or (y) was incorporated or organized under the laws of any jurisdiction other than its current jurisdiction of incorporation or organization.

Section 3.2 Organization and Governmental Authorization; No Contravention. The execution, delivery and performance by each Credit Party of the Financing Documents to which it is a party are (a) within its powers, (b) have been duly authorized by all necessary action pursuant to its Organizational Documents, (c) require no further action by or in respect of, or filing with, any Governmental Authority other than (i) recordings, filings and other perfection actions in connections with the Liens granted to Agent under this Agreement or any Security Document and (ii) those obtained or made prior to the Closing Date and (d) do not violate, conflict with or cause a breach or a default under (i) any Law applicable to any Credit Party, (ii) any of the Organizational Documents of any Credit Party, or (iii) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults as would not, with respect to this clause (iii), reasonably be expected to have a Material Adverse Effect.

Section 3.3 Binding Effect. Each of the Financing Documents to which any Credit Party is a party constitutes a valid and binding agreement or instrument of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each Financing Document has been duly executed and delivered by each Credit Party party thereto.

Section 3.4 Capitalization. The issued and outstanding equity securities of each of the Credit Parties are as set forth on Schedule 3.4. All issued and outstanding equity securities of each of the Credit Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than Permitted Liens and, other than with respect to Holdings, Liens in favor of Agent for the benefit of Agent and Lenders, and such equity securities were issued in compliance with all applicable Laws. The identity of the holders of the equity securities of each of the Credit Parties (other than Holdings) and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties is set forth on Schedule 3.4. No shares of the capital stock or other Equity Interests of any Credit Party, other than those described above (other than the Equity Interests of Holdings), are issued and outstanding. Except as set forth on Schedule 3.4, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party of any equity securities of any such entity.

Section 3.5 Financial Information. All information delivered to Agent and Lenders and pertaining to the financial condition of any Credit Party fairly presents in all material respects the financial position of such Credit Party as of such date in conformity with GAAP (and as to unaudited financial statements, subject to normal year-end adjustments and the absence of footnote disclosures). Since March 31, 2023, nothing has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

Section 3.6 Litigation. Except as set forth on Schedule 3.6, and except as hereafter disclosed to Agent and Lenders in writing, there is no Litigation pending against, or to such Credit Party’s knowledge threatened in writing against, any Credit Party or, to such Credit Party’s knowledge, any party to any

Financing Document other than a Credit Party. There is no Litigation pending against any Credit Party in which an adverse decision could reasonably be expected to have a Material Adverse Effect.

Section 3.7 Ownership of Property. Each Credit Party and each of its Subsidiaries is the lawful sole owner of, has good and marketable title to and is in lawful possession of, or has valid leasehold interests in, all properties, accounts and other assets (real or personal, tangible, intangible or mixed) purported or reported to be owned or leased (as the case may be) by such Person, subject only to Permitted Liens.

Section 3.8 No Default. No Event of Default, or to such Credit Party’s knowledge, Default, has occurred and is continuing. No Credit Party is in breach or default under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its Property is bound or affected, which breach or default could reasonably be expected to result in a Material Adverse Effect.

Section 3.9 Labor Matters. Except as hereafter disclosed to Agent in writing, there are no strikes or other labor disputes pending or, to any Credit Party’s knowledge, threatened in writing against any Credit Party, which could reasonably be expected to have a Material Adverse Effect. Hours worked and payments made to the employees of the Credit Parties have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters. All payments due from the Credit Parties, or for which any claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on their books, as the case may be. The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound, which could reasonably be expected to have a Material Adverse Effect.

Section 3.10 Investment Company Act. No Credit Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” all within the meaning of the Investment Company Act of 1940.

Section 3.11 Margin Regulations.

(a)
The Credit Parties and their Subsidiaries do not own any stock, partnership interest or other equity securities, except for Permitted Investments. Without limiting the foregoing, the Credit Parties and their Subsidiaries do not own or hold any Margin Stock.
(b)
None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Federal Reserve Board), for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any “margin stock” or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board.

Section 3.12 Compliance With Laws; Anti-Terrorism Laws.

(a)
Each Credit Party is in compliance with the requirements of all applicable Laws, except for such Laws the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.
(b)
None of the Credit Parties and, to the knowledge of the Credit Parties, none of their Affiliates (i) is in violation of any Anti-Corruption Law, (ii) is in violation of any Anti-Terrorism Law, (iii)

engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iv) is a Blocked Person, or is controlled by a Blocked Person, (v) is acting or will act for or on behalf of a Blocked Person, (vi) is associated with, or will become associated with, a Blocked Person or (vii) is providing, or will provide, material, financial or technical support or other services to or in support of acts of terrorism of a Blocked Person. No Credit Party nor, to the knowledge of any Credit Party, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services directly or indirectly to or for the benefit of any Blocked Person or Sanctioned Country, or (B) deals in, or otherwise engages in any transaction directly or indirectly relating to, any Property or interest in Property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti- Terrorism Law.

Section 3.13 Taxes. All federal, state and local income and all other material tax returns, reports and statements required to be filed by or on behalf of each Credit Party have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns, reports and statements are required to be filed and, except to the extent subject to a Permitted Contest, all federal income and other material Taxes (including real property Taxes) and other charges shown to be due and payable in respect thereof have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof. Except to the extent subject to a Permitted Contest, all material state and local sales and use Taxes required to be paid by each Credit Party have been paid. All material federal and state returns have been filed by each Credit Party for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and, except to the extent subject to a Permitted Contest, the amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.

Section 3.14 Compliance with ERISA.

(a)
Each ERISA Plan (and the related trusts and funding agreements) complies in form and in operation with, has been administered in compliance with, and the terms of each ERISA Plan satisfy, the applicable requirements of ERISA and the Code in all material respects. Each ERISA Plan which is intended to be qualified under Section 401(a) of the Code is so qualified, and the United States Internal Revenue Service has issued a favorable determination letter with respect to each such ERISA Plan which may be relied on currently. No Credit Party has incurred liability for any material excise tax under any of Sections 4971 through 5000 of the Code.
(b)
Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, each Credit Party and each Subsidiary is in compliance with the applicable provisions of ERISA and the provision of the Code relating to ERISA Plans and the regulations and published interpretations therein. During the thirty-six (36) month period prior to the Closing Date or the making of any Loan, (i) no steps have been taken to terminate any Pension Plan, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code and no event has occurred that would give rise to a Lien under Section 4068 of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which would result in the incurrence by any Credit Party of any material liability, fine or penalty. No Credit Party has incurred liability to the PBGC (other than for current premiums) with respect to any employee Pension Plan. All contributions (if any) have been made on a timely basis to any Multiemployer Plan that are required to be made by any Credit Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable Law; no Credit Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan, and no Credit Party nor any member of the Controlled Group has received any notice that any Multiemployer Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

Section 3.15 Brokers. Except for fees payable to Agent and/or Lenders, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Financing Documents, and no Credit Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees, commissions or other expenses in connection herewith or therewith.

Section 3.16 EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

Section 3.17 Material Contracts.

(a)
Except for the agreements set forth on Schedule Section 3.17, there are no Material Contracts. The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than any Credit Party).
(b)
(i) Each Material Contract is in full force and effect and (ii) no breaches or defaults of any material obligations by any Credit Party and, to any Credit Party’s knowledge, any counterparty thereto, under any Material Contract have occurred and are continuing. Except as consented to by the Required Lenders or otherwise permitted hereunder, none of the Material Contracts has been terminated, amended, waived or otherwise modified in any respect.

Section 3.18 Compliance with Environmental Requirements; No Hazardous Materials.

Except in each case as set forth on Schedule 3.18:

(a)
no written or, to any Credit Party’s knowledge, other notice, notification, demand, request for information, citation, summons, complaint, claim, action or order has been issued, received or filed, no penalty has been assessed and no investigation or review is pending, or to such Credit Party’s knowledge, threatened by any Governmental Authority or other Person with respect to any (i) violation by any Credit Party of, or liability of any Credit Party under, any Environmental Law, (ii) failure by any Credit Party to have any Permits required in connection with the conduct of its business or to comply with the terms and conditions thereof, (iii) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials, or (iv) release of Hazardous Materials;
(b)
no Property now owned or leased by any Credit Party and, to the knowledge of each Credit Party, no such Property previously owned or leased by any Credit Party, to which any Credit Party has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to such Credit Party’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of federal, state or local enforcement actions or, to the knowledge of such Credit Party, other investigations which may lead to claims against any Credit Party for clean-up costs, remedial work, damage to natural resources or personal injury claims, including, without limitation, claims under CERCLA.
(c)
each Credit Party is and has been in compliance with Environmental Laws and all Permits required under Environmental Laws, except where noncompliance with such Environmental Laws or Permits would not reasonably be expected to have a Material Adverse Effect;
(d)
there has been no release, treatment, storage, disposal, arrangement for or permitting the disposal, transportation or handling of, contamination by, or exposure to, any Hazardous Materials,

except for where such conduct would not reasonably be expected to have a Material Adverse Effect;
(e)
no Credit Party has assumed, undertaken, provided an indemnity with respect to or otherwise become subject to the liability of any other Person under Environmental Law or relating to Hazardous Materials where such indemnity or liability would not reasonably be expected to have a Material Adverse Effect.

For purposes of this Section 3.18, each Credit Party shall be deemed to include any business or business entity (including a corporation) that is, in whole or in part, a predecessor of such Credit Party.

Section 3.19 Intellectual Property. Each Credit Party owns, is licensed to use or otherwise has the right to use, all Intellectual Property that is material to the condition (financial or other), business or operations of such Credit Party. All Intellectual Property which is issued, registered or pending with any United States or foreign Governmental Authority (including, without limitation, any and all applications for the registration of any Intellectual Property with any such United States or foreign Governmental Authority) and all licenses under which any Credit Party is the licensee of any such registered Intellectual Property (or any such application for the registration of Intellectual Property) owned by another Person are set forth on Schedule 3.19. Such Schedule 3.19 indicates in each case whether such registered Intellectual Property (or application therefor) is owned or licensed by such Credit Party, and in the case of any such licensed registered Intellectual Property (or application therefor), lists the name and address of the licensor and the name and date of the agreement pursuant to which such item of Intellectual Property is licensed and whether or not such license is an exclusive license and indicates whether there are any purported restrictions in such license on the ability to such Credit Party to grant a security interest in and/or to transfer any of its rights as a licensee under such license. Except as indicated on Schedule 3.19, the applicable Credit Party is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each such registered Intellectual Property (or application therefor) purported to be owned by such Credit Party, free and clear of any Liens and/or licenses in favor of third parties or agreements or covenants not to sue such third parties for infringement. All registered Intellectual Property of each Credit Party is duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. No Credit Party is party to, nor bound by, any material license or other agreement with respect to which any Credit Party is the licensee that prohibits or otherwise restricts such Credit Party from granting a security interest in such Credit Party’s interest in such license or agreement or other Property. To such Credit Party’s knowledge, each Credit Party conducts its business without infringement or claim of infringement of any Intellectual Property rights of others and there is no infringement or claim of infringement by others of any Intellectual Property rights of any Credit Party, which infringement or claim of infringement could reasonably be expected to have a Material Adverse Effect.

Section 3.20 Solvency. After giving effect to the Loan advance and the liabilities and obligations of each Credit Party under the Financing Documents, each Borrower and each additional Credit Party, on a consolidated basis, is Solvent.

Section 3.21 Full Disclosure. None of the written information (financial or otherwise) furnished by or on behalf of any Credit Party to Agent or any Lender in connection with the consummation of the transactions contemplated by the Financing Documents or at any time after the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made. All financial projections delivered to Agent and the Lenders by Credit Parties (or their agents) have been prepared on the basis of the assumptions stated therein. Such projections represent each Credit Party’s best estimate of such Credit Party’s future financial performance and such assumptions are believed by such Borrower to be fair and reasonable in light of current business conditions; provided, however, that Credit Parties can give no assurance that such projections will be attained. Agent and each Lender acknowledges and agrees that all financial performance projections delivered to Agent represent Borrowers’ best good faith estimate of future financial performance and are based on assumptions believed by Credit Parties to be fair and reasonable in light of current market conditions, it being acknowledged and agreed by Agent and Lenders that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such projections may differ from the projected results.

Section 3.22 [Reserved].

Section 3.23 Subsidiaries. Credit Parties do not own any stock, partnership interests, limited liability company interests or other equity securities or Subsidiaries except for Permitted Investments.

Section 3.24 [Reserved].

Section 3.25 Collateral; Governmental Contracts; Governmental Account Debtors.

(a)
The Credit Parties have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the Ordinary Course of Business. The Property of the Credit Parties is subject to no Liens, other than Permitted Liens.
(b)
Except as set forth on Schedule 3.25 no event has occurred and, to the knowledge of Borrower Representative, no condition exists that is reasonably likely to result in the debarment or suspension of any Credit Party from any contracting with a Governmental Authority, and no Credit Party has been subject to any such debarment or suspension. There is no investigation by a Governmental Authority or inquiry pending or, to Borrowers’ knowledge, threatened in writing against any Credit Party involving fraud, deception or willful misconduct in connection with any Governmental Contract of any Credit Party or any activities of any Credit Party that (i) is reasonably likely to result in debarment or suspension of any Credit Party from any contracting with a Governmental Authority and (ii) has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)
(i) Except as set forth on Schedule 3.25, no Credit Party has received written notification of a material breach on a Governmental Contract due to cost schedule, technical or quality problems that have resulted in one or more fault-based claims against such Credit Party (or a successor in interest) by any Governmental Authority in excess of $500,000; and (ii) except awarded Governmental Contracts being protested or otherwise challenged by a third party, all current Governmental Contracts have been legally awarded, are binding on the applicable Credit Party, and to Borrowers’ knowledge, are binding on the other parties thereto and are in full force and effect.
(d)
Except as set forth on Schedule 3.25, and except where such event could not reasonably be expected to have a Material Adverse Effect, (i) each Credit Party has complied with all statutory and regulatory requirements, including the Contract Disputes Act, the Procurement Integrity Act, the Federal Procurement and Administrative Services Act, the Federal Acquisition Regulations and related cost principles and the cost accounting standards, where and as relevant and applicable to each of the Governmental Contracts; (ii) to Borrowers’ knowledge, no termination for default, cure notice or show cause notice has been issued and remains unresolved with respect to any Governmental Contract; and to the best of Borrowers’ knowledge, no event, condition or omission has occurred or exists that would constitute grounds for such action; and (iii) other than retainage of a portion of the money due under any Governmental Contract in the ordinary course, no money due to any Credit Party pertaining to any

Governmental Contract has been withheld or set-off as a result of any claim(s) made against any Credit Party.

(e)
No Credit Party is a party to any litigation that could reasonably be expected to give rise to (i) liability under the False Claims Act or (ii) a claim for price adjustment under the Truth in Negotiations Act that would have a material adverse effect on any Eligible Account.
(f)
No Governmental Contract to which any Credit Party has been a party has been terminated by a Governmental Authority for default in the past eighteen (18) months.

Each Credit Party maintains systems of internal controls (including cost accounting systems, estimating systems, purchasing systems, proposal systems, billing systems and material management systems), where required, that are in compliance in all material respects with all requirements of all of the Governmental Contracts and of applicable government laws and regulations.

ARTICLE 4- AFFIRMATIVE COVENANTS

Each Credit Party agrees that:

Section 4.1 Financial Statements and Other Reports and Notices. Each Credit Party will deliver to Agent and the Lenders:

(a)
as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet, cash flow and income statement (including year- to-date results) covering Credit Parties’ and their consolidated Subsidiaries’ consolidated operations during the period, prepared under GAAP (subject to normal adjustments and the absence of footnote disclosures), consistently applied, setting forth in comparative form the corresponding figures as at the end of the corresponding month of the previous fiscal year and the projected figures for such period based upon the projections required hereunder, all in reasonable detail, certified by a Responsible Officer and in a form reasonably acceptable to Required Lenders; provided that other than financials delivered with respect to the last month of a fiscal quarter, the financials delivered pursuant to this clause (a) do not need to be “closed books”;
(b)
(i) as soon as available, but no later than one hundred twenty (120) days after the last day of the Credit Parties’ fiscal year, audited consolidated financial statements of the Credit Parties and their consolidated Subsidiaries prepared under and in accordance with GAAP, consistently applied, together with an unqualified opinion (including without a “going concern” or like qualification or exception paragraph and without any qualification or exception paragraph as to the scope of such audit) on the financial statements from Deloitte & Touche LLP or another independent certified public accounting firm acceptable to Required Lenders in their reasonable discretion to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Credit Parties and their consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied as of the dates indicated and (ii) as soon as available, but not later than sixty (60) days after the last day of each fiscal quarter of the Borrower, unaudited consolidated financial statements of the Credit Parties’ and their consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Responsible Officers as presenting fairly in all material respects the financial condition and results of operations of the Credit Parties and their consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes as of the dates indicated;
(c)
within five (5) days of delivery or filing thereof, copies of all statements, reports and notices made available to Credit Parties’ security holders, to any holders of Subordinated Debt or to BHSI;

(d)
a prompt, but in no event later than when the next Compliance Certificate is required to be delivered, written report of any legal actions pending or threatened in writing against any Credit Party or any of its consolidated Subsidiaries that would reasonably be expected to result in a Material Adverse Effect or would otherwise reasonably be expected to result in liability to any Credit Party or Subsidiary thereof (if adversely determined) in excess of $5,000,000;
(e)
prompt written notice of an event that materially and adversely affects the value of any Intellectual Property;
(f)
within thirty (30) days after the start of each fiscal year, projections for the forthcoming fiscal year, on a quarterly basis;
(g)
promptly (and in any event within seven (7) Business Days of any reasonable written request therefor) such other budgets, sales projections, operating plans and other financial information and information, reports or statements regarding the Credit Parties, their business and the Collateral as Agent or any Lender may from time to time reasonably request;
(h)
together with each delivery of financial statements pursuant to clause (a) above, deliver to Agent and the Lenders a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing (i) in respect of any calendar month ending a fiscal quarter, compliance with the Financial Covenants set forth in Article 6, as applicable, and (ii) monthly cash and Cash Equivalents of the Credit Parties, taken as a whole, as of the date that is five (5) Business Days prior to the delivery of the applicable Compliance Certificate;
(i)
all documents, information, notices and reports required to be delivered to the ACF Agent under Sections 5.01 and 5.02 of the Ares Credit Agreement or the Ansley Park Lender under Section 6 of the Ansley Park Credit Agreement (or such equivalent provision of any other First Lien Credit Agreement);
(j)
promptly, but in any event within fifteen (15) days after the last day of each fiscal month for each of the Credit Parties, in the form of Exhibit H attached hereto, that includes (i) an “EAC Report” or substantially similar update regarding estimated completion of all contracts in process, (ii) an “AECOM bonds to go” file that lists bond exposure on an annual basis and (iii) monthly projections for the upcoming two (2) fiscal years for the Legacy Reporting Projects;
(k)
promptly after the request by any Lender or Agent, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act; and
(l)
promptly, but in any event within five (5) Business Days, after any Responsible Officer of any Credit Party obtains actual knowledge of the occurrence of (i) a Default or Event of Default or (ii) any event or change that has resulted or would reasonably be expected to result in, either in any case or in the aggregate, a Material Adverse Effect or liability or loss to any Credit Party or any Subsidiary thereof in excess of $5,000,000, a certificate of a Responsible Officer specifying the nature and period of existence of any such event or change, or specifying the notice given or action taken by such holder or

Person and the nature of such event or change, and what action the applicable Credit Party or Subsidiary has taken, is taking or proposes to take with respect thereto;

(m)
promptly following any Credit Party’s receipt or delivery thereof, copies of all material written notices and report of adverse changes delivered pursuant to and in accordance with any Material Project Document;
(n)
prompt written notice of any event of force majeure (as defined therein) under any Material Project Document;
(o)
no later than the fifteenth (15) day of each fiscal month, (i) a progress report detailing progress made with respect to (a) the Milestone Schedule, (b) any settlement negotiations, including with respect to the Chick Lock Project, and (c) refinancing efforts, in each case, to the extent there are any updates to any of the foregoing matters from the prior month, and (ii), to the extent reasonably requested by the Agent or any Lender (or any of their advisors), arrange for, and cause management of the Credit Parties to attend, a teleconference with the Lenders (and their advisors) to discuss such progress;
(p)
on the last Business Day of every other week commencing on the date that is two weeks following the Closing Date (or, in the case of clause (ii) below, such later date as permitted under Section 2.5(b)(iii)) and each other date as the Required Lenders may consent or request in writing):
(i)
a certificate of the Responsible Officer of the Borrower Representative (1) attaching the proposed updated Budget for the immediately succeeding 13-week period and an accounts payable aging report, (2) certifying to such Budget’s preparation based on each Credit Party’s best estimate of such Credit Party’s future financial performance and that such assumptions are believed by the Borrower Representative to be fair and reasonable in light of current business conditions, (3) attaching all additional documentation as may be reasonably requested by the Agent and the Lenders and (4) certifying to the approval of such Budget by the Responsible Officer and Special Committee (it being agreed and understood that such proposed updated Budget shall not become the Approved Budget until approved by the Required Lenders in accordance with Section

5.21 and, until such time, the most recent Approved Budget shall remain the Approved Budget);

(ii)
a certificate of the Responsible Officer of the Borrower Representative certifying as to compliance with Section 2.5(b)(iii) and attaching the calculation for Excess Cash as of such date; and
(iii)
a variance report, in the form of Exhibit I, detailing the Total Receipts, Total Operating Distributions and Operating Net Cash Flow actually received or made, as applicable, for the rolling four week period ending on the last Business Day of the week immediately preceding the date of such variance report (the “Testing Period”) and the variance from the projected Total Receipts, Total Operating Distributions and Operating Net Cash Flow for such Testing Period and (ii) a compliance certificate of the Responsible Officer of the Borrower Representative certifying as to compliance (or non-compliance) with Section 5.21;
(q)
prompt written notice (and, in any case, within three (3) Business Days) of the appointment, replacement or resignation of any member of the Special Committee;
(r)
concurrently with any Credit Party’s receipt or delivery thereof, copies of all notices, reports, budgets, sales projections, operating plans, statements, discussion materials or other materials of such Credit Party’s board of directors; and
(s)
within thirty (30) days after the end of each quarter of the Credit Parties’ fiscal year, Equipment location written reports that specifically identify such item of Equipment’s specific location as of the date of such quarterly location report for all items of Equipment under the Loan(s).

Section 4.2 Payment and Performance of Obligations.

(a)
Each Credit Party (i) will pay and discharge, and cause each Subsidiary to pay and discharge, on a timely basis as and when due, all of their respective obligations and liabilities, except for such obligations and/or liabilities (A) that may be the subject of a Permitted Contest, and (B) the nonpayment or nondischarge of which could not reasonably be expected to result in a Material Adverse Effect or result in a Lien against any Collateral, except for Permitted Liens, (ii) without limiting anything contained in the foregoing clause (i), pay all material amounts due and owing in respect of (A) all federal Taxes (including without limitation, payroll and withholdings tax liabilities) and (B) all material foreign and state Taxes and other local Taxes (including without limitation, payroll and withholdings tax liabilities), in each case, on a timely basis as and when due, and in any case prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, except to the extent subject to a Permitted Contest, (iii) will maintain, and cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of all of their respective obligations and liabilities, and (iv) will not breach or permit any Subsidiary to breach, or permit to exist any default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound, except for such breaches or defaults which would not reasonably be expected to result in a Material Adverse Effect.
(b)
Each Credit Party will cause the Projects to be developed and constructed in all material respects in accordance with the Material Project Documents and the Approved Budget. The applicable Borrower shall enforce each material Contractual Obligation against each Major Project Party under each Material Project Document to which it is a party in accordance with the terms thereof in a commercially reasonable manner.

Section 4.3 Maintenance of Existence. Each Credit Party will, and will cause each Subsidiary to, preserve, renew and keep in full force and effect and in good standing, and will cause each Subsidiary to preserve, renew and keep in full force and effect and in good standing, (a) their respective existence and

(b) their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, unless, solely in the case of this clause (b), a failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 4.4 Maintenance of Property; Insurance.

(a)
Each Credit Party will keep, and will cause each Subsidiary to keep, all Property used and necessary in its business (including, without limitation, all Equipment and Rolling Stock) in good working order and condition in all material respects, ordinary wear and tear and casualty event excepted.
(b)
Each Credit Party will maintain (i) casualty insurance on all real and personal property on an all risks basis (including the perils of flood, windstorm and quake), covering the repair and replacement cost of all such Property and coverage, business interruption and rent loss coverages with extended period of indemnity (for the period required by any Lender from time to time) and indemnity for extra expense, in each case without application of coinsurance and with agreed amount endorsements, (ii) general and professional liability insurance (including products/completed operations liability coverage), and (iii) such other insurance coverage in each case against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business of such types and in such amounts as are customarily carried under similar circumstances by such other Persons or that is otherwise required under the BHSI Surety Documents; provided, however, that, in no event shall such insurance be in amounts or with coverage less than, or with carriers with qualifications inferior to, any of the insurance or carriers in existence as of the Closing Date (or required to be in existence after the Closing Date under a Financing Document). All such insurance shall be provided by insurers having an A.M. Best policyholders rating reasonably acceptable to Agent and the Required Lenders.

(c)
On or prior to Closing Date, and at all times thereafter, each Credit Party will cause Agent to be named as an additional insured, assignee and lender’s loss payable (which shall include, as applicable, identification as mortgagee), as applicable, on each insurance policy required to be maintained pursuant to this Section 4.4 pursuant to endorsements in form and substance acceptable to Agent and the Required Lenders. Credit Parties shall deliver to Agent and the Lenders (i) on the Closing Date, a certificate from Credit Parties’ insurance broker dated such date showing the amount of coverage as of such date, and that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds and all rights of subrogation against all loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured, assignee and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by each additional insured, assignee and loss payee of written notice thereof, (ii) on an annual basis, and upon the request of any Lender through Agent from time to time full information as to the insurance carried, (iii) within ten (10) Business Days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement, (iv) forthwith, notice of any cancellation or nonrenewal of material coverage by any Credit Party, and (v) at least thirty (30) days prior to expiration of any policy of insurance, evidence of renewal of such insurance upon the terms and conditions herein required.
(d)
In the event any Credit Party fails to provide Agent or any Lender with evidence of the insurance coverage required by this Agreement, Agent or any Lender may purchase insurance at Credit Parties’ expense to protect Agent’s and the Lenders’ interests in the Collateral. This insurance may, but need not, protect such Credit Party’s interests. The coverage purchased by Agent or any Lender may not pay any claim made by such Credit Party or any claim that is made against such Credit Party in connection with the Collateral. Such Credit Party may later cancel any insurance purchased by Agent or any Lender, but only after providing Agent and the Lenders with evidence that such Credit Party has obtained insurance as required by this Agreement (and only after the Required Lenders have agreed with the same as determined in their sole discretion). If Agent or any Lender purchases insurance for the Collateral, Credit Parties will be responsible for the costs of that insurance to the fullest extent provided by law, including interest and other charges imposed by Agent or any Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance such Credit Party is able to obtain on its own.

Section 4.5 Compliance with Laws and Material Contracts.

(a)
Each Credit Party will comply, and cause each Subsidiary to comply, with the requirements of all applicable Laws and Material Contracts, except to the extent that failure to so comply could not reasonably be expected to (i) result in a Material Adverse Effect, or (ii) result in any Lien upon either (x) a material portion of the assets of any such Person in favor of any Governmental Authority, or

(y) any Collateral.

(b)
[reserved].
(c)
Each Credit Party shall implement and maintain in effect policies and procedures designed to ensure compliance by such Credit Party, its Subsidiaries, and their respective directors, officers, employees and agents with Anti-Corruption Laws, and Anti-Terrorism Laws.

Section 4.6 Inspection of Property, Books and Records. Each Credit Party will keep, and will cause each Subsidiary to keep, proper books of record substantially in accordance with GAAP in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, at the sole cost of the applicable Credit Party or any applicable Subsidiary, representatives of Agent and of any Lender to visit and inspect any of their respective properties, to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective operations and the Collateral, evaluate and make physical verifications of the Equipment, Rolling Stock and other Collateral in any manner and through any medium that Agent or any Lender considers advisable, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants as often as may reasonably be desired. Notwithstanding the foregoing, unless a Default or Event of Default has occurred and is continuing, the Agent and Lenders shall have the right to conduct one collateral audit during each fiscal year. In the absence of a Default or an Event of Default, Agent or any Lender exercising any rights pursuant to this Section 4.6 shall give the applicable Credit Party or any applicable Subsidiary commercially reasonable prior notice of such exercise. No notice shall be required during the existence and continuance of any Default or any time during which Agent or any Lender reasonably believes a Default exists.

Section 4.7 Use of Proceeds. Borrowers shall use the proceeds of Revolving Loans solely in accordance with the Approved Budget (which, for the avoidance of doubt, shall have been approved by the Special Committee) for (a) transaction fees incurred in connection with the Financing Documents and the refinancing on the Closing Date of Debt and funding of cash collateral requirements under each First Lien Credit Facility, and (b) for working capital needs of Borrowers and their Subsidiaries in accordance with the Approved Budget. No portion of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for purchasing or carrying Margin Stock or for any other purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Federal Reserve Board, including Regulation T, U, or X of the Federal Reserve Board.

Section 4.8 [Reserved].

Section 4.9 Notices of Material Contracts, Litigation and Defaults.

(a)
(i) Credit Parties shall promptly (but in any event within five (5) Business Days) provide written notice to Agent and the Lenders after any Credit Party or Subsidiary receives or delivers any written notice of termination or default (or similar notice) in connection with any Material Contract, and (ii) Credit Parties shall provide, together with the next Compliance Certificate required to be delivered under this Agreement, written notice to Agent and the Lenders after any Credit Party or Subsidiary (1) executes and delivers any material amendment, consent, waiver or other modification to any Material Contract (other than change orders incurred in the Ordinary Course of Business) or (2) enters into any new Material Contract and shall, upon written request of Agent, promptly provide Agent and Lenders a copy thereof.
(b)
Credit Parties shall promptly (but in any event within five (5) Business Days) provide written notice to Agent and the Lenders (i) of any litigation or governmental proceedings pending or threatened (in writing) against Borrowers or other Credit Party which would reasonably be expected to have a Material Adverse Effect with respect to Borrowers or any other Credit Party or which in any manner calls into question the validity or enforceability of any Financing Document or which (if adversely determined) would reasonably be expected to result in liability or loss to the Credit Parties or their Subsidiaries in excess of $5,000,000, (ii) upon any Borrower becoming aware of the existence of any Default or Event of Default, (iii) of any strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened (in writing) against any Credit Party, (iv) if there is any infringement or claim of infringement by any other Person with respect to any Intellectual Property rights of any Credit Party that could reasonably be expected to have a Material Adverse Effect, or if there is any claim by any other Person that any Credit Party in the conduct of its business is infringing on the Intellectual Property rights of others,

(v) of all returns, recoveries, disputes and claims that involve more than $1,000,000, and (vi) any notices of default given or received with respect to any Permitted Servicing Joint Venture and, upon written request of the Agent or any Lender, such additional material or documentation provided by or to the Credit Parties with respect to each such Permitted Servicing Joint Venture as may be reasonably requested. Credit Parties represent and warrant that, except as hereafter disclosed to Agent in writing, Schedule 4.9 sets forth a complete list of all matters for which notice could be required under this Section and all litigation or governmental proceedings pending or threatened (in writing) against any Credit Party.

Section 4.10 Environmental Matters.

(a)
If any release or disposal of or contamination by Hazardous Materials shall occur or shall have occurred on any real property or any other assets of any Credit Party or otherwise as a result of the operations of any Credit Party, such Credit Party will cause, or direct the applicable Credit Party to cause, the prompt containment and removal of such Hazardous Materials and the remediation of such Hazardous Materials as is necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, each Credit Party shall, and shall cause each other Credit Party to, comply with each Environmental Law, including any Environmental Law requiring the performance at any real property by any Credit Party of activities in response to the release or threatened release of a Hazardous Material. Each Credit Party shall obtain, maintain and timely renew, and shall cause each other Credit Party to obtain, maintain and timely renew each Permit required under Environmental Law.
(b)
Credit Parties will provide Agent and the Lenders within thirty (30) days after written demand therefor with a bond, letter of credit or similar financial assurance evidencing to the reasonable satisfaction of Agent and Lenders that sufficient funds are available to pay the cost of removing, treating and disposing of any Hazardous Materials or Hazardous Materials Contamination and discharging any assessment which may be established on any Property as a result thereof, such demand to be made, if at all, upon Agent’s or the Required Lenders’ reasonable business determination that the failure to remove, treat or dispose of any Hazardous Materials or Hazardous Materials Contamination, or the failure to discharge any such assessment could reasonably be expected to have a Material Adverse Effect.
(c)
Credit Parties will provide Agent with reasonably prompt written notice of (and in any event no later than five (5) Business Days after obtaining knowledge thereof) (i) any violation of, or liability under, Environmental Law or (ii) any release or threatened release of Hazardous Materials, in each case that would reasonably be expected to result in a Material Adverse Effect or would otherwise reasonably be expected to result in liability to any Credit Party or Subsidiary thereof in excess of $5,000,000.

Section 4.11 Further Assurances.

(a)
Each Credit Party will, and will cause each Subsidiary to, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver all such further acts, documents and assurances as may from time to time be necessary or as Agent or the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to (i) establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Agent for itself and for the benefit of the Lenders on the Collateral (including Collateral acquired after the date hereof), and (ii) unless Agent shall agree, upon express authorization of the Lenders, otherwise in writing, cause all Subsidiaries of Credit Parties (other than any Permitted Servicing Joint Ventures) to become, or be joined as, Guarantors hereunder and be jointly and severally obligated with the other Credit Parties under all covenants and obligations under this Agreement, including the obligation to repay the Obligations. Without limiting the generality of the foregoing, (x) Credit Parties shall, at the time of the delivery of any Compliance Certificate disclosing the acquisition by an Credit Party of any registered Intellectual Property or application for the registration of Intellectual Property, deliver to Agent a duly completed and executed supplement to the applicable Credit Party’s Patent Security Agreement or Trademark Security Agreement in the form of the respective Exhibit thereto, and (y) at the request of Agent or any Lender, following the disclosure by Credit Parties on any Compliance Certificate of the acquisition by any Credit Party of any rights under a license as a licensee with respect to any registered Intellectual Property or application for the registration of any Intellectual Property owned by another Person, Credit Parties shall execute any documents requested by Agent or any Lender to establish, create, preserve, protect and perfect a first priority lien (subject only to Permitted Liens) in favor of Agent for the benefit of the Lenders, to the extent legally possible, in such Credit Party’s rights under such license and shall use their commercially reasonable best efforts to obtain the written consent of the licensor which such license to the granting in favor of Agent for the benefit of the Lenders of a Lien on such Credit Party’s rights as licensee under such license.

(b)
Upon receipt of an affidavit of an authorized representative of Agent or a Lender as to the loss, theft, destruction or mutilation of any Note or any other Financing Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other applicable Financing Document, Credit Parties will issue, in lieu thereof, a replacement Note or other applicable Financing Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Financing Document in the same principal amount thereof and otherwise of like tenor.
(c)
Each Credit Party shall provide Agent and Lenders with at least ten (10) Business Days (or such shorter period as Agent or the Required Lenders may accept in its sole discretion) prior written notice of its intention to create (or to the extent permitted under this Agreement, acquire) a new Subsidiary. Upon the formation (or, to the extent permitted under this Agreement, acquisition) of a new Subsidiary, Credit Parties shall, within thirty (30) days thereof: (i) pledge, have pledged, or cause to be pledged to Agent pursuant to a pledge agreement in form an substance satisfactory to Agent and the Required Lenders, all of the outstanding Equity Interests of such new Subsidiary owned directly or indirectly by any Credit Party, along with undated stock or equivalent powers for such certificate, executed in blank; (ii) unless the Required Lenders shall agree otherwise in writing, cause the new Subsidiary to take such other actions (including entering into or joining any Security Documents) as are necessary or advisable in the reasonable opinion of any Lender in order to grant Agent, acting on behalf of the Lenders, a first priority Lien (subject only to Permitted Liens) on all real and personal property (other than Excluded Property) of such Subsidiary in existence as of such date and in all after acquired property, which Liens are required to be granted pursuant to the Security Documents; (iii) unless the Required Lenders shall agree otherwise in writing, cause such new Subsidiary to either (at the election of the Required Lenders) become a Borrower hereunder with joint and several liability for all obligations of Borrowers hereunder and under the other Financing Documents pursuant to a joinder agreement or other similar agreement in form and substance satisfactory to Agent and Required Lenders or to become a Guarantor of the obligations of Borrowers hereunder and under the other Financing Documents pursuant to a guaranty and suretyship agreement in form and substance satisfactory to Agent and Required Lenders; and (iv) cause the new Subsidiary to deliver certified copies of such Subsidiary’s certificate or articles of incorporation, together with good standing certificates, by-laws (or other operating agreement or governing documents), resolutions of the Board of Directors or other governing body, approving and authorizing the execution and delivery of the Security Documents, incumbency certificates and to execute and/or deliver such other documents and legal opinions or to take such other actions as may be requested by Agent or any Lender, in each case, in form and substance satisfactory to Agent and the Required Lenders (the requirements set forth in clauses (i) through (iv), the “Joinder Requirements”).

Section 4.12 Rolling Stock.

(a)
Each Borrower shall at all times maintain records with respect to Rolling Stock reasonably satisfactory to Agent and the Required Lenders, keeping correct, detailed and accurate records describing the Rolling Stock and shall keep its Rolling Stock in good repair and physical condition.
(b)
At any time (i) the value of the Rolling Stock shall equal or exceed $3,000,000 in the aggregate or (ii) required by any First Lien Credit Facility and at any time upon the request of the Agent or the Required Lenders, the Borrowers shall have submitted applications to the relevant state agencies for lien notations in Agent’s name with respect to such certificates of title of such Rolling Stock and delivered, promptly after its receipt of certificates of title noting Agent’s interest, all such certificates of title to Agent; provided that, in those states where submitting an application to have a Lien noted on a certificate of title for any Rolling Stock is not sufficient to perfect such Lien under the applicable state law, then in addition, Agent shall have received evidence that Agent’s Lien with respect to such Rolling Stock has been noted on the certificate of title, except as Agent or the Required Lenders may otherwise agree; provided further that the Borrower Representative shall deliver prompt written notice (in any event, within 2 Business Days of the Credit Parties having knowledge of such occurrence) to the Agent and Lenders of the value of the Rolling Stock equaling or exceeding $3,000,000 in the aggregate (which such Credit Parties will investigate and confirm no less frequently than once per fiscal quarter).
(c)
Unless and until Agent or the Required Lenders may direct otherwise, the following items relating to Rolling Stock shall be located only at such locations that are reasonably acceptable to Agent and the Required Lenders: (i) any manufacturers’ statements of origin or manufacturers’ certificates of origin and other certificates, statements, bills of sale or other evidence of the transfer to or ownership of any Borrower of any of the Rolling Stock; and (ii) any certificates of title at any time issued under the laws of any State or other jurisdiction with respect to any of the Rolling Stock. In addition, and not in limitation of the rights of Agent and the Lenders hereunder, promptly upon Agent’s or any Lender’s written request, Agent may require delivery of the documents identified in the prior sentence to it or to such third party as Agent or any Lender may specify.
(d)
Each Borrower will keep the Rolling Stock of such Borrower only at locations reasonably acceptable to Agent and the Required Lenders, except for: (i) Rolling Stock out for repair; (ii) Rolling Stock in transit between locations, (iii) Rolling Stock in “over the road use,” and (iv) the locations set forth in Schedule 9.2(b) and such other locations of which Borrowers shall notify Agent and Lenders in writing from time to time.

Section 4.13 Power of Attorney. Each of the authorized representatives of Agent and any Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for each of the Credit Parties (without requiring any of them to act as such) with full power of substitution to do the following: (a) after the occurrence and during the continuance of an Event of Default, subject to the terms of the applicable Intercreditor Agreement, endorse the name of such Credit Party upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to such Credit Party and constitute collections on such Credit Parties’ Accounts; (b) after the occurrence and during the continuance of an Event of Default, subject to the terms of the applicable Intercreditor Agreement, so long as Agent or the Required Lenders have provided not less than three (3) Business Days’ prior written notice to such Credit Party to perform the same and such Credit Party has failed to take such action, execute in the name of such Credit Party any schedules, assignments, instruments, documents, and statements that the

Credit Parties are obligated to give Agent under this Agreement; (c) after the occurrence and during the continuance of an Event of Default, subject to the terms of the applicable Intercreditor Agreement, take any action the Credit Parties are required to take under this Agreement; (d) so long as Agent or any Lender has provided not less than three (3) Business Days’ prior written notice to such Credit Party to perform the same and such Credit Party has failed to take such action, do such other and further acts and deeds in the name of such Credit Party that Agent or the Required Lenders may deem necessary or desirable to enforce any Account or other Collateral or perfect Agent’s security interest or Lien in any Collateral; and (e) after the occurrence and during the continuance of an Event of Default, subject to the terms of the applicable Intercreditor Agreement, do such other and further acts and deeds in the name of the Credit Parties that Agent or the Required Lenders may deem necessary or desirable to enforce its rights with regard to any Account or other Collateral. This power of attorney shall be irrevocable and coupled with an interest.

Section 4.14 Milestone Schedule.

(a)
The Credit Parties shall, in the event of any information in the Milestone Schedule hereto becoming outdated, inaccurate, incomplete or misleading, deliver to Agent and the Lenders, together with the next proposed Budget required to be delivered under this Agreement after such event, a proposed update to the Milestone Schedule correcting all outdated, inaccurate, incomplete or misleading information; provided however the Milestone Schedule shall not be deemed to reflect such proposed updates without the consent of the Required Lender; provided further each Lender shall be deemed to have consented if such Lender shall not have objected within 3 Business Days of receipt of such proposed updates to the Milestone Schedule.
(b)
Prior to the applicable Milestone Date (or such later date as the Required Lenders may agree), the Credit Parties shall have received proceeds relating to the Chick Lock Project for claims proceeds in the amount set forth on the Milestone Schedule (the “Chick Lock Proceeds Receipt”) and caused the Chick Lock Proceeds Receipt to be applied in accordance with Section 2.5(b)(ii).

Section 4.15 Schedule Updates. The Credit Parties shall, in the event of any information in the Information Certificate or Schedule 3.6, Schedule 3.17, Schedule 3.19, Schedule 5.14, Schedule 9.2(b) or Schedule 9.2(d) hereto becoming outdated, inaccurate, incomplete or misleading, deliver to Agent and the Lenders, together with the next Compliance Certificate required to be delivered under this Agreement after such event a proposed update to such Schedule correcting all outdated, inaccurate, incomplete or misleading information.

Section 4.16 Post-Closing Covenants. To the extent not delivered on or prior to the Closing Date, the Credit Party shall (i) deliver all reports and other material documentation prepared by or for any independent certified public accounting firm (including Deloitte & Touche LLP) in connection with the delivery of such accounting firm’s opinion with respect to the financial statements of any Credit Party prepared for the fiscal year ending December 31, 2022, and December 31, 2023, delivered to, or in the possession of, and (ii) use reasonable best efforts to obtain and deliver all audit papers, reports and other material documentation prepared by or for any independent certified public accounting firm (including Deloitte & Touche LLP) in connection with the delivery of such accounting firm’s opinion with respect to the financial statements of any Credit Party prepared for the fiscal year ending December 31, 2022, and December 31, 2023 provided, the Agent and Required Lenders each acknowledge and agree (a) that any such papers, reports or documentation provided hereunder are provided for informational purposes only and subject to the Agent and Required Lenders agreement that they will not be entitled to rely on, disclose or otherwise use any such papers, reports or documentation for any purposes and (b) to execute a customary non-reliance letter as a condition to receipt to the extent required by the Credit Parties’ public accounting firm.

Section 4.17 Lender Meetings. The Credit Parties will, within ninety (90) days after the request of Agent or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of the Required Lenders, by conference call) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Holdings and its Subsidiaries and the projections presented for the current fiscal year of Holdings; provided that, so long as no Event of Default has occurred and is continuing, the Credit Parties shall not be required to hold more than one (1) such meeting in any fiscal year. For the avoidance of doubt, the obligations of the Credit Parties under this Section 4.17 are additional to, and not in substitution of, the obligations of the Credit Parties under Section 4.6 hereof.

Section 4.18 Banking Relationships. The Credit Parties shall establish or maintain primary depository and treasury management relationships with BMO Bank and other financial institutions reasonably acceptable to Agent and maintain such depository and treasury management relationships acceptable to Agent at all times during the term of this Agreement.

ARTICLE 5- NEGATIVE COVENANTS

Each Credit Party agrees that:

Section 5.1 Debt; Contingent Obligations.

(a)
No Credit Party will, or will permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for Permitted Debt.
(b)
No Credit Party will, or will permit any Subsidiary to, directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.
(c)
No Credit Party will, or will permit any Subsidiary to, directly or indirectly, purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Debt prior to its scheduled date for payment (except (i) with respect to the Obligations permitted under this Agreement, (ii) with respect to each First Lien Credit Facility, (iii) for Capital Lease obligations and (iv) for Subordinated Debt solely to the extent permitted by Section 5.5).

Section 5.2 Liens. No Credit Party will, or will permit any Subsidiary to, directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for Permitted Liens.

Section 5.3 Distributions. No Credit Party will, or will permit any Subsidiary to, directly or indirectly, declare, order, pay, make or set apart any sum for any Distribution, except for Permitted Distributions.

Section 5.4 Restrictive Agreements. No Credit Party will, or will permit any Subsidiary to, directly or indirectly:

(a)
enter into or assume any agreement (other than the Financing Documents and any agreements for purchase money debt and Capital Leases permitted under clause (c) of the definition of Permitted Debt) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired; or
(b)
create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Financing Documents) on the ability of any Subsidiary to: (i) pay or make Distributions to any Credit Party or any Subsidiary; (ii) pay any Debt owed to any Credit Party or any Subsidiary; (iii) make loans or advances to any Credit Party or any

Subsidiary; or (iv) transfer any of its Property or assets to any Credit Party or any Subsidiary.

Section 5.5 Payments and Modifications of Subordinated Debt. No Credit Party will, or will permit any Subsidiary to, directly or indirectly:

(a)
declare, pay, make or set aside any amount for payment in respect of Subordinated Debt, except for payments made in full compliance with and expressly permitted under the applicable Subordination Agreement;
(b)
amend or otherwise modify the terms of any Subordinated Debt, except for amendments or modifications made in full compliance with the applicable Subordination Agreement;
(c)
declare, pay, make or set aside any amount for payment in respect of any Debt hereinafter incurred that, by its terms, or by separate agreement, is subordinated to the Obligations, except for payments made in full compliance with and expressly permitted under the subordination provisions applicable thereto; or
(d)
amend or otherwise modify the terms of any such Subordinated Debt, if the effect of such amendment or modification is to (i) increase the interest rate or fees on, or change the manner or timing of payment of, such Debt if in any way adverse to Agent or Lenders, (ii) accelerate or shorten the dates upon which payments of principal or interest are due on, or the principal amount of, such Debt, (iii) change in a manner adverse to any Credit Party or Agent any event of default or add or make more restrictive any covenant with respect to such Debt, (iv) change the prepayment or redemption provisions of such Debt or any of the defined terms related thereto in a manner adverse to Agent or Lenders, (v) change the subordination provisions thereof (or the subordination terms of any guaranty thereof), or (vi) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Debt in a manner adverse to Credit Parties, any Subsidiaries, Agent or Lenders. Credit Parties shall, prior to entering into any such amendment or modification, deliver to Agent and Lenders reasonably in advance of the execution thereof, any final or execution form copy thereof.

Section 5.6 Consolidations, Mergers and Sales of Assets. No Credit Party will, or will permit any Subsidiary to, directly or indirectly:

(a)
consolidate or merge or amalgamate with or into any other Person, other than (i) consolidations or mergers among Borrowers so long as a Borrower is the surviving entity, (ii) consolidations or mergers among a Guarantor (other than Holdings) and a Borrower so long as the Borrower is the surviving entity, (iii) consolidations or mergers among Guarantors so long as in any consolidation or merger involving Holdings, Holdings is the surviving entity, (iv) consolidations or mergers among Subsidiaries that are not Credit Parties, and (v) so long as no Event of Default has occurred and is continuing, dissolutions or liquidations of any non-Credit Party Subsidiary so long as any assets of such dissolved or liquidated Person are transferred to a Credit Party; or
(b)
consummate any Asset Dispositions other than Permitted Asset Dispositions.

Section 5.7 Purchase of Assets, Investments. No Credit Party will, or will permit any Subsidiary to, directly or indirectly:

(a)
acquire or own or enter into any agreement to acquire or own any Investment or Acquisitions other than Investments and Acquisitions constituting Permitted Investments,
(b)
except as permitted in clause (a), acquire or enter into any agreement to acquire any assets other than in the Ordinary Course of Business; or
(c)
engage or enter into any agreement to engage in any joint venture or partnership with any other Person (other than Permitted Servicing Joint Ventures).

Without limiting the foregoing, no Credit Party shall, nor will any Credit Party permit any Subsidiary to, purchase or carry Margin Stock.

Section 5.8 Transactions with Affiliates. No Credit Party will, or will permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any Property or the rendering of any service) with any Affiliate of any Credit Party, except for:

(a)
transactions disclosed on Schedule 5.8(a) on the Closing Date;
(b)
transactions that are disclosed to Agent and Lenders in advance of being entered into and which contain terms that are not materially less favorable to the applicable Credit Party or any Subsidiary, as the case may be, than those which might be obtained from a third party not an Affiliate of any Credit Party;
(c)
transactions that are expressly permitted by this Agreement to be conducted between Credit Parties;
(d)
Permitted Distributions;
(e)
Permitted Investments made pursuant to clause (h) of the definition thereof;
(f)
employment, indemnity and severance arrangements between any Credit Party or its Subsidiaries and their officers and directors publicly disclosed in SEC filings or otherwise disclosed on Schedule 5.8(f) on the Closing Date and
(g)
employment, indemnity and severance arrangements between any Credit Party or its Subsidiaries and their managers in the Ordinary Course of Business.

Section 5.9 Modification of Organizational Documents. No Credit Party will, or will permit any Subsidiary to, directly or indirectly, amend or otherwise modify any Organizational Documents of such Person, except for Permitted Modifications.

Section 5.10 Modification of Certain Agreements. No Credit Party will, or will permit any Subsidiary to, directly or indirectly, amend or otherwise modify any Material Contract, which amendment or modification in any case: (a) is contrary to the terms of this Agreement or any other Financing Document;

(b) would reasonably be expected to be adverse to the rights, interests or privileges of Agent or the Lenders or their ability to enforce the same; or (c) would otherwise be reasonably expected to result in a Material Adverse Effect; provided however that any amendment or modification of any First Lien Credit Facility shall (i) be deemed to be adverse to the rights of the Lenders and (ii) require the prior written consent of the Required Lenders.

Section 5.11 Conduct of Business. No Credit Party will, or will permit any Subsidiary to, directly or indirectly, engage in any line of business other than those businesses engaged in on the Closing Date and described on Schedule 5.11 and businesses reasonably related thereto. No Credit Party will, or will permit any Subsidiary to, other than in the Ordinary Course of Business, change its normal billing payment and reimbursement policies and procedures with respect to its Accounts (including, without limitation, the amount and timing of finance charges, fees and write-offs).

Section 5.12 [Reserved].

Section 5.13 Limitation on Sale and Leaseback Transactions. Other than those transactions listed on Schedule 5.13 as of the Closing Date, no Credit Party will, or will permit any Subsidiary to, directly or indirectly, enter into any arrangement with any Person whereby, in a substantially contemporaneous transaction, any Credit Party or any Subsidiaries sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset; provided that, for the avoidance of doubt, the Net Proceeds received from any transaction contemplated by the Section 5.13 shall, in accordance with Section 2.5, first be applied to prepay any obligations outstanding under any First Lien Credit Facility and then to prepay the Obligations.

Section 5.14 Deposit Accounts and Securities Accounts; Payroll and Benefits Accounts.

(a)
Each Credit Party will, and will cause its Subsidiaries to, cause each Deposit Account and Securities Account (other than Excluded Accounts) to be subject to a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable;
(b)
Without limiting clause (a), no Credit Party will, or will permit any Subsidiary to, directly or indirectly, establish any new Deposit Account or Securities Account without prior written notice to Agent, and unless Agent (at the direction of the Required Lenders) shall otherwise consent or such Deposit Account or Securities Account constitutes an Excluded Account, such Credit Party or such Subsidiary and the bank, financial institution or securities intermediary at which the account is to be opened enter into a Deposit Account Control Agreement or Securities Account Control Agreement prior to or concurrently with the establishment of such Deposit Account or Securities Account; provided, however, if at any time there ceases to be (or ceases to be required to be) one or more “Deposit Accounts” (as defined in and as required by the Ares Credit Agreement as in effect on the Third Amendment Effective Date) the Credit Parties shall immediately enter into a Deposit Account Control Agreement with respect to such “Deposit Accounts” or shall immediately direct any deposits previously held in such “Deposit Accounts” and shall immediately direct all future receipts or funds that would have otherwise been deposited (or required to have been deposited) in such “Deposited Accounts” to be deposited into Deposit Accounts subject to Deposit Account Control Agreements;
(c)
The Credit Parties represent and warrant that Schedule 5.14 lists all of the Deposit Accounts and Securities Accounts of each Credit Party; and
(d)
At all times that any Obligations remain outstanding, Credit Parties shall maintain one or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments, and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account; provided, however, that the aggregate balance in such accounts does not exceed the amount necessary to make the immediately succeeding payroll, payroll tax or benefit payment (or such minimum amount as may be required by any requirement of Law with respect to such accounts).

Section 5.15 Compliance with Anti-Terrorism Laws. Each Credit Party shall promptly notify Agent and Lenders in writing if such Credit Party has knowledge that any Borrower, any additional Credit Party or any of their respective Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is or becomes a Blocked Person or (a) is convicted on, (b) enters into a settlement agreement with a U.S. government agency, (c) pleads nolo contendere to, (d) is indicted on, or (e) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering, Anti-Terrorism Laws or export control laws. No Credit Party will, or will permit any Subsidiary or agent actin on its or their behalf to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with or related to any Blocked Person or Sanctioned Country, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person or Sanctioned Country, (ii) deal in, or otherwise engage in any transaction relating to, any Property or interests in Property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law, or (iv) violation any Anti-Corruption Law.

Section 5.16 [Reserved]

Section 5.17 Permitted Activities of Holdings. Holdings shall not engage in any material business activity other than, in each case, (i) its ownership of the Equity Interests of its Subsidiaries and activities incidental thereto, (ii) the entry into, and the performance of its obligations with respect to, the Financing Documents or documentation relating to other Debt permitted to be incurred hereunder and other agreements contemplated hereby and thereby (except that Holdings shall not be a primary obligor (as distinguished from a guarantor) of indebtedness for borrowed money, (iii) the payment of Permitted Distributions, the issuance of its own Equity Interests, the making of contributions to the capital of its Subsidiaries to the extent agreed to by the Required Lenders or in accordance with the Approved Budget,

(iv) maintaining deposit accounts in connection with the conduct of its business, and paying Taxes and other customary obligations in the Ordinary Course of Business, and (v) complying with applicable Law and activities incidental to the foregoing.

Section 5.18 Permitted Servicing Joint Ventures. No Credit Party shall (or shall permit any Subsidiary to) enter into any Joint Venture (or consummate any of the transactions contemplated thereunder or therewith) which is pursuing a Project other than a Bonded Project, without the prior written consent of the Required Lenders.

Section 5.19 AECOM Side Letter; Chief Transformation Officer.

(a)
No Credit Party shall (or shall purport to) amend, terminate, replace, waive or otherwise modify the AECOM Side Letter without the prior written consent of AECOM in its sole discretion.
(b)
No Credit Party shall (or shall cause the Special Committee to) appoint or replace any Chief Transformation Officer without the prior written consent of the Required Lenders.

Section 5.20 Capital Expenditures. No Credit Party shall (or shall permit any Subsidiary) make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrowers required to develop and construct the Projects in accordance with the Approved Budget and as required to remain in compliance with requirements of Law.

Section 5.21 Approved Budget and Milestone Schedule.

(a)
The Borrowers shall not amend or modify the Approved Budget without the prior written consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned, denied or delayed); provided that the Required Lenders shall be deemed to have consented if each Required Lender shall not have objected within 3 Business Days of receipt of such proposed Budget. Without the prior written consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned, denied or delayed), the Borrowers shall not amend or modify the Milestone Schedule in a manner that would require an amendment or modification to the Approved Budget not permitted hereunder.
(b)
The Credit Parties shall not permit, in respect of any Testing Period, the Operating Net Cash Flow of the Credit Parties during such Testing Period to be less than 85% of the Operating Net Cash Flow of the Credit Parties forecasted for such Testing Period in the Approved Budget.

Section 5.22 Material Project Documents.

(a)
No Credit Party shall (or shall permit any Subsidiary to) enter into or become a party to any Material Project Document (with any series of related Material Project Documents entered into as part of a single transaction or series of related transactions to be considered as one Material Project Document for purposes of this Section 5.22) without the prior written consent of the Required Lenders (not to be unreasonably withheld, conditioned or delayed); provided that the Required Lenders shall be deemed to have consented to any Credit Party’s, or their respective Subsidiaries’, entry into, or agreement to become a party to, a Project Contract related to a Bonded Project and any Project Contract which would not otherwise constitute a Material Project Document.
(b)
No Credit Party shall (i) amend or otherwise modify, in any material respect, any Material Project Document, except in the Ordinary Course of Business or to the extent required by the applicable Material Project Document in the Ordinary Course of Business, or (ii) grant any material waiver or consent under any Material Project Document without prior written consent of the Required Lenders; provided that any waiver or consent requiring the amendment or modification of either the Approved Budget or Milestone Schedule shall be deemed material; provided further that the Borrower Representative shall deliver to the Lenders prior written notice of any such amendment modification, waiver or consent to any Material Project Document;
(c)
Other than upon any scheduled expiration or termination of any Material Project Document in accordance with the terms of such Material Project Document in the Ordinary Course of Business, no Credit Party shall terminate or permit the termination of any Material Project Document.
(d)
No Credit Party shall (or shall permit any Subsidiary to) (i) assign (other than as collateral security under the Financing Documents or any First Lien Credit Facility) or permit the assignment, in whole or in part, of either such Credit Party’s or the relevant counterparty’s rights and obligations under any Material Project Document or (ii) surrender, waive, settle, release or surrender any contractual rights or litigation claims (including in tort) under any Material Project Document.

Section 5.23 Public Filings and Disclosures.

(a)
Notwithstanding anything herein to the contrary and in accordance with Section 13.6, except for communications or disclosures required by the SEC or its rules (such communications, announcements and disclosures, collectively, the “SEC Required Disclosures”), no Credit Party nor any of its Subsidiaries shall make any public announcement in respect of the transactions contemplated hereunder (whether by press release or other public announcement) without obtaining prior written consent of the Required Lenders. For all SEC Required Disclosures, the Credit Parties shall coordinate and consult in good faith with the Lenders prior to making any SEC Required Disclosure, except to the extent and only insofar as, (i) the content of such SEC Required Disclosure has been previously publicly disclosed or (ii) such SEC Required Disclosure is consistent with previous disclosures in all material respects; provided that in no event shall the Credit Parties be permitted to use AECOM’s ticker symbol in any press release, disclosure, filing, communication or other public announcement.

(b)
No Credit Party nor any of its Subsidiaries shall file, or cause to be filed, any petition, first day or other material motions or related papers with any Bankruptcy Court in connection with any Case without cooperating with the Lenders to provide the Lenders in advance the reasonable opportunity to review and provide comment with respect to such petition, motions and related papers.

Section 5.24 Borrowing of First Lien Loans. No Credit Party shall make any request to any First Lien Agent or First Lien Lenders to make a borrowing of First Lien Loans under (i) the Ares Credit Facility unless and until all conditions contained in Section 3.02 of the Ares Credit Agreement have been satisfied in respect of such drawing (or such equivalent provision of any other First Lien Credit Agreement) or (ii) the Ansley Park Credit Facility unless and until all conditions contained in Section 4(b) of the Ansley Park Credit Agreement have been satisfied in respect of such borrowing or drawing, unless, in each case, the applicable First Lien Agent waives the same.

ARTICLE 6– FINANCIAL COVENANTS

Section 6.1 Leverage Ratio. The Credit Parties will not permit the Leverage Ratio for any Defined Period, as tested quarterly commencing with the quarter ending April 3, 2026, to be greater than

2.00 to 1.00.

Section 6.2 Evidence of Compliance. Credit Parties shall furnish to Agent and Lenders, as required by Section 4.1 hereof, a Compliance Certificate as evidence of (a) the monthly cash and Cash Equivalents of Credit Parties and their Subsidiaries, (b) beginning with the fiscal quarter ending December 31, 2025, Credit Parties’ quarterly compliance with the covenants in Section 6.1 and (c) that no Event of Default has occurred. The Compliance Certificate shall include, if requested by Agent or any Lender, back- up documentation (including, without limitation, bank statements, invoices, receipts and other evidence of costs incurred during such month as Agent shall reasonably require) evidencing the propriety of the calculations set forth on the Compliance Certificate. A breach of a financial covenant contained in this Article 6 shall be deemed to have occurred as of any date of determination of non-compliance by Agent or the Required Lenders or as of the last day of any specified Defined Period, regardless of when the financial statements reflecting such breach are delivered to Agent and Lenders.

ARTICLE 7- CONDITIONS

Section 7.1 Conditions to Closing. The obligation of each Lender to make the initial Loans on the Closing Date shall be subject to the receipt by Agent and each Lender of the following closing deliverables reasonably requested by Agent and Lenders, and to the satisfaction of the following conditions precedent, each to the satisfaction of Agent and Lenders in their sole discretion:

(a)
the receipt by Agent and Lenders of executed counterparts of this Agreement, each Intercreditor Agreement and the other Financing Documents;
(b)
the payment of all fees, expenses and other amounts due and payable under each Financing Document, including all fees due to the Agent pursuant to the Agent Fee Letter and all reasonable and documented legal fees and expenses of the Agent;
(c)
receipt of (i) certificates of each Credit Party, dated the Closing Date, in form and substance satisfactory to Lenders and Agent, with appropriate insertions and attachments, including (A) true and complete copies of the certificate of incorporation, certificate of formation or certificate of limited partnership (or other analogous certificate from the jurisdiction of organization of such Person) of each

Person that is a corporation, limited liability company or limited partnership, respectively, certified by the relevant authority of the jurisdiction of organization of such Person, (B) true and complete copies of the valid resolutions relating to the authorization, execution and delivery of each Financing Document to which such Credit Party is a party and (C) true and complete copies of the incumbency and signatures of the Persons authorized to execute and deliver on its behalf the Financing Documents to which it is or is to be a party and any other documents in connection with the transactions contemplated hereby and thereby, (ii) a good standing certificate for each such Person from its jurisdiction of organization and a good standing or foreign qualification (as applicable) from such jurisdiction and each other jurisdiction such Credit Party is qualified to do business and (iii) such other certificates as the Lenders or the Agent may reasonably request;
(d)
receipt of recent UCC, judgment lien, tax lien and litigation lien search reports, or equivalent reports, in each of the jurisdictions where each of the Credit Parties is organized, and where assets of the Credit Parties are located, and such reports shall reveal no Liens on any of the assets of the Credit Parties, except for Permitted Liens and liens discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Lenders;
(e)
receipt of an opinion of King & Spalding LLP, counsel to the Credit Parties, in form and substance satisfactory to the Lenders and the Agent and dated as of the Closing Date;
(f)
all filings, registrations, recordings and other actions required to be taken as of the Closing Date, and all filing, recordation, subscription, inscription, notarization and other similar fees and all recording, stamp and other taxes and expenses related to such filings, registrations and recordings required to be paid, for the consummation of the transactions contemplated by the Financing Documents shall have been taken and paid, respectively (to the extent that the obligation to make payment then exists), by the Credit Parties;
(g)
receipt of evidence reasonably satisfactory to it that the security interests in and to the Collateral intended to be created under the Security Documents shall have been created in favor of the Agent and are fully registered (if applicable), perfected and in full force and effect (including the filing of UCC-1 financing statements), or arrangements satisfactory to the Agent and Lenders to make any necessary recordings or filings on or immediately following the Closing Date have been made;
(h)
the receipt by AECOM of the executed AECOM Side Letter and the Lender Side

Letter;

(i)
receipt by the Lenders of (1) the adopted charter of the Special Committee, (2) the AECOM Release (as defined in the AECOM Side Letter) and (3) evidence of the dismissal of the DE Action (as defined in the AECOM Side Letter), each in form and substance satisfactory to the Lenders;
(j)
appointment of the Chief Transformation Officer;
(k)
[reserved];
(l)
termination of the BHSI Project Financing Facility;
(m)
receipt of the Budget and the Milestone Schedule, in each case, in form and substance satisfactory to the Lenders (which such Budget shall constitute the Approved Budget as of the Closing Date);
(n)
receipt of true, correct, and complete copies of the Material Project Document shall have been duly executed and delivered by the Persons intended to be parties thereto and shall be in full force and effect;
(o)
receipt of all reports and other documentation prepared by or for any independent certified public accounting firm (including Deloitte & Touche LLP) in connection with the delivery of such accounting firm’s opinion with respect to the financial statements of any Credit Party prepared for the fiscal year ending December 31, 2022, and December 31, 2023, which have been delivered to and are in the possession of the Credit Parties;
(p)
since December 31, 2023, the absence of any material adverse change in any aspect of the business, operations, properties, prospects or condition (financial or otherwise) of any Credit Party or any seller of any assets or business to be purchased by any Credit Party contemporaneous with the Closing Date, or any event or condition which could reasonably be expected to result in such a material adverse change;
(q)
receipt by Agent from Borrower of a properly completed and duly executed IRS Form W-9 and any other documentation or other information so requested in connection with applicable “know your customer” and Anti-Terrorism Laws and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act; and
(r)
a certificate of the Responsible Officer of the Borrower Representative certifying as to the foregoing.

Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Financing Document and each other document, agreement and/or instrument required to be approved by Agent, Required Lenders or Lenders, as applicable, on the Closing Date.

Section 7.2 Conditions to Each Loan. The obligation of the Lenders to make a Loan or an advance in respect of any Loan is subject to the satisfaction of the following additional conditions:

(a)
Lenders and Agent have received a certificate of a Responsible Officer of the Borrower Representative, certifying (i) that the Borrowers reasonably anticipate that they will achieve each Milestone included on the Milestone Schedule on or before the Milestone Date for such Milestone and (ii) that the requested Loan is in compliance with the Approved Budget (including that the amount requested to be drawn does not exceed the cash needs reflected in the Approved Budget for the two week period immediately following the proposed date of borrowing, determined after giving effect to all sources of available cash and Cash Equivalents);
(b)
no Default or Event of Default shall have occurred or be continuing under any First Lien Credit Facility;
(c)
the fact that, immediately after such borrowing and after application of the proceeds thereof or after such issuance, the Revolving Loan Outstandings will not exceed the Revolving Loan Limit;
(d)
the fact that, immediately before and after such advance, no Default or Event of Default shall have occurred and be continuing;
(e)
for Loans made after the Closing Date, the fact that the representations and warranties of each Credit Party contained in the Financing Documents shall be true, correct and complete in all material respects on and as of the date of such borrowing or issuance, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof;
(f)
the fact that no Material Adverse Effect shall have occurred and be continuing with respect to any Credit Party since the date of this Agreement; and
(g)
beginning April 3, 2026, the fact that, immediately before and after such advance, the Credit Parties shall be in compliance with the Financial Covenants on a pro forma basis (it being understood, for the avoidance of doubt, that for purposes of such pro forma calculation, EBITDA shall be calculated as of the most recently ended Defined Period for which the financial statement required by Section 4.1(a) have been delivered to Agent).

Each giving of a Notice of Borrowing hereunder and each acceptance by any Borrower of the proceeds of any Loan made hereunder shall be deemed to be (y) a representation and warranty by each Borrower on the date of such notice or acceptance as to the facts specified in this Section, and (z) a restatement by each Borrower that each and every one of the representations made by it in any of the Financing Documents is true and correct in all material respects as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date); provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof.

Section 7.3 Searches. Before the Closing Date, and thereafter, Agent and the Required Lenders shall have the right to perform, all at Credit Parties’ expense, the searches described in clauses (a), (b), and (c) below against each Credit Party, the results of which are to be consistent with Credit Parties’ representations and warranties under this Agreement and the satisfactory results of which shall be a condition precedent to all advances of Loan proceeds: (a) UCC searches with the Secretary of State of the jurisdiction in which the applicable Person is organized; (b) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above; and (c) searches of applicable corporate, limited liability company, partnership and related records to confirm the continued existence, organization and good standing of the applicable Person and the exact legal name under which such Person is organized.

ARTICLE 8- [RESERVED] ARTICLE 9- SECURITY AGREEMENT

Section 9.1 Generally. As security for the payment and performance of the Obligations and without limiting any other grant of a Lien and security interest in any Security Document, each Credit Party hereby pledges, collaterally assigns and grants to the Agent, on behalf of and for the ratable benefit of the Agent and each of the Lenders, a security interest in all of its right, title and interest in, to and under the Collateral, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Credit Party (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Credit Party, and regardless of where located.

Section 9.2 Representations and Warranties and Covenants Relating to Collateral.

(a)
The security interest granted pursuant to this Agreement constitutes a valid and, to the extent such security interest is required to be perfected by this Agreement and any other Financing Document, continuing perfected security interest in favor of Agent in all Collateral subject, for the following Collateral, to the occurrence of the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 9.2(b) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to Agent in completed and duly authorized form), (ii) with respect to any Deposit Account for which Deposit Account Control Agreements are required pursuant to this Agreement, the execution of Deposit Account Control Agreements, (iii) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a contractual obligation granting control to Agent over such letter-of-credit rights, (iv) in the case of electronic chattel paper, the completion of all steps necessary to grant control to Agent over such electronic chattel paper, (v) in the case of all certificated stock, debt instruments and investment property, the delivery thereof to Agent of such certificated stock, debt instruments and investment property consisting of instruments and certificates, in each case properly endorsed for transfer to Agent or in blank, (vi) in the case of all investment property not in certificated form, the execution of control agreements with respect to such investment property, (vii) in the case of all other instruments and tangible chattel paper that are not certificated stock, debt instructions or investment property, the delivery thereof to Agent of such instruments and tangible chattel paper and (viii) in the case of any Rolling Stock or other Equipment evidenced by a certificate of title, compliance with any certificate of title statute of any state with respect to vehicles owned by a Borrower that are subject to such a statute. Such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens. Except to the extent not required pursuant to the terms of this Agreement, all actions by each Credit Party necessary or desirable to protect and perfect the Lien granted hereunder on the Collateral have been duly taken.
(b)
Schedule 9.2(b) sets forth (i) each chief executive office and principal place of business of each Credit Party and each of their respective Subsidiaries, and (ii) all of the addresses (including all warehouses) at which any of the Collateral is located and/or books and records of Credit Parties regarding any Collateral or any of the Credit Parties’ assets, liabilities, business operations or financial condition are kept, which such Schedule 9.2(b) indicates in each case which Credit Party(ies) have Collateral and/or books and records located at such address, and, in the case of any such address not owned by one or more of the Credit Party(ies), indicates the nature of such location (e.g., leased business location operated by Credit Party(ies), third party warehouse, consignment location, processor location, etc.) and the name and address of the third party owning and/or operating such location.
(c)
Without limiting the generality of Section 3.2, except as indicated on Schedule

3.19 with respect to any rights of any Credit Party as a licensee under any license of Intellectual Property owned by another Person, and except for the filing of financing statements under the UCC, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for (i) the grant by each Credit Party to Agent of the security interests and Liens in the Collateral provided for under this Agreement and the other Security Documents (if any), or (ii) the granting of the security interest or the exercise by Agent of its rights and remedies with respect to the Collateral provided for under this Agreement and the other Security Documents or under any applicable Law, including the UCC and neither any such grant of Liens in favor of Agent or exercise of rights by Agent shall violate or cause a default under any agreement between any Credit Party and any other Person relating to any such collateral, including any license to which a Credit Party is a party, whether as licensor or licensee, with respect to any Intellectual Property, whether owned by such Credit Party or any other Person.

(d)
Except as set forth on Schedule 9.2(b), no Credit Party has any ownership interest in any Chattel Paper (as defined in Article 9 of the UCC), letter of credit rights, commercial tort claims, Instruments, documents or investment property evidencing an obligation in excess of One Hundred Thousand Dollars ($100,000) individually or in excess of Two Hundred Fifty Thousand Dollars in the aggregate for all such obligations (other than equity interests in any Subsidiaries of such Credit Party disclosed on Schedule 3.4) and Credit Parties shall give written notice to Agent promptly (but in any event not later than the delivery by Credit Parties of the next Compliance Certificate required pursuant to Section

4.1 above) upon the acquisition by any Credit Party of any such Chattel Paper, letter of credit rights, commercial tort claims, Instruments, documents, investment property evidencing an obligation in excess of One Hundred Thousand Dollars ($100,000) individually or in excess of Two Hundred Fifty Thousand Dollars in the aggregate for all such obligations. No Person other than Agent or (if applicable) any Lender has “control” (as defined in Article 9 of the UCC) over any Deposit Account, investment property (including Securities Accounts and commodities account), letter of credit rights or electronic chattel paper in which any Credit Party has any interest (except for such control arising by operation of law in favor of any bank or securities intermediary or commodities intermediary with whom any Deposit Account, Securities Account or commodities account of any Credit Party is maintained).

(e)
Credit Parties shall not, and shall not permit any Subsidiary to, take any of the following actions or make any of the following changes unless Credit Parties have given at least thirty (30) days prior written notice to Agent of Credit Parties’ intention to take any such action (which such written notice shall include an updated version of any Schedule impacted by such change) and have executed any and all documents, instruments and agreements and taken any other actions which Agent may request after receiving such written notice in order to protect and preserve the Liens, rights and remedies of Agent with respect to the Collateral: (i) change the legal name or organizational identification number of any Credit Party as it appears in official filings in the jurisdiction of its organization, (ii) without Agent’s prior written consent, change the jurisdiction of incorporation or formation of any Credit Party or Subsidiary or allow any Credit Party or Subsidiary to designate any jurisdiction as an additional jurisdiction of incorporation for such Credit Party or Subsidiary, or change the type of entity that it is; provided that in no event shall a Credit Party organized under the laws of the United States or any state thereof be reorganized under the laws of a jurisdiction other than the United States or any State thereof, or (iii) change its chief executive office, principal place of business, or the location of its books and records or move any Collateral to or place any Collateral on any location that is not then listed on the Schedules and/or establish any business location at any location that is not then listed on the Schedules.
(f)
The Credit Parties shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor, or allow any credit or discount thereon (other than adjustments, settlements, compromises, credits and discounts in the Ordinary Course of Business, made while no Event of Default exists and in amounts which are not material with respect to the Account) without the prior written consent of Agent. Without limiting the generality of this Agreement or any other provisions of any of the Financing Documents relating to the rights of Agent after the occurrence and during the continuance of an Event of Default, subject to the terms of the applicable Intercreditor Agreement, Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default to: (i) exercise the rights of Credit Parties with respect to the obligation of any Account Debtor to make payment or otherwise render performance to Credit Parties and with respect to any Property that secures the obligations of any Account Debtor or any other Person obligated on the Collateral, and (ii) adjust, settle or compromise the amount or payment of such Accounts.
(g)
Without limiting the generality of Sections 9.2(c) and 9.2(e):
(i)
Credit Parties shall deliver to Agent all tangible Chattel Paper and all Instruments and documents evidencing an obligation in excess of Two Hundred Fifty Thousand

Dollars ($250,000) individually or in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate for all such obligations owned by any Credit Party and constituting part of the Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent. Credit Parties shall provide Agent with “control” (as defined in Article 9 of the UCC) of all electronic Chattel Paper evidencing an obligation in excess of Two Hundred Fifty Thousand Dollars ($250,000) individually or in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate for all such obligations owned by any Credit Party and constituting part of the Collateral by having Agent identified as the assignee on the records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of control set forth in the UCC. Credit Parties also shall deliver to Agent all security agreements securing any such Chattel Paper and securing any such Instruments (other than those with a value of less than Five Hundred Thousand Dollars ($500,000) in the aggregate). Credit Parties will mark conspicuously all such Chattel Paper and all such Instruments and documents (other than those with a value of less than Five Hundred Thousand Dollars ($500,000) in the aggregate) with a legend, in form and substance satisfactory to Agent, indicating that such Chattel Paper and such instruments and documents are subject to the security interests and Liens in favor of Agent created pursuant to this Agreement and the Security Documents. Credit Parties shall comply with all the provisions of Section 5.14 with respect to the Deposit Accounts and Securities Accounts of Credit Parties.

(ii)
Credit Parties shall deliver to Agent all letters of credit with a face amount in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate for all letters of credit on which any Credit Party is the beneficiary and which give rise to letter of credit rights owned by such Credit Party which constitute part of the Collateral in each case duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent. Credit Parties shall take any and all actions as may be necessary or desirable, or that Agent may request, from time to time, to cause Agent to obtain exclusive “control” (as defined in Article 9 of the UCC) of any such letter of credit rights in a manner acceptable to Agent.
(iii)
Credit Parties shall promptly advise Agent upon any Credit Party becoming aware that it has any interests in any commercial tort claim that is for at least, or could reasonably be expected to result in a payment in excess of, Five Hundred Thousand Dollars ($500,000) in the aggregate for all commercial tort claims and that constitutes part of the Collateral, which such notice shall include descriptions of the events and circumstances giving rise to such commercial tort claim and the dates such events and circumstances occurred, the potential defendants with respect such commercial tort claim and any court proceedings that have been instituted with respect to such commercial tort claims, and Credit Parties shall, with respect to any such commercial tort claim, execute and deliver to Agent such documents as Agent shall request to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to any such commercial tort claim or claims.
(iv)
Unless Agent shall otherwise consent, Credit Parties shall use commercially reasonable efforts to obtain a landlord’s agreement, mortgagee agreement, or bailee agreement, as applicable, from the lessor of each leased Property, the mortgagee of owned Property or the warehouseman, consignee, bailee at any business location, in each case, located in the United States and (a) which is a such Credit Party’s chief executive office or (b) where any portion of the Collateral (other than Collateral constituting equipment or Rolling Stock being utilized on a construction project in the Ordinary Course of Business) with a value in excess of $500,000, is located, in each case, which agreement or letter shall be reasonably satisfactory in form and substance to Agent. In no event shall any Credit Party maintain tangible Collateral (other than

Inventory with contract manufacturers and Inventory in transit in the Ordinary Course of Business) with a value in excess of $100,000 outside of the United States without Agent’s prior consent.

(v)
Credit Parties shall cause all material equipment and other material tangible personal property (other than Inventory) to be maintained and preserved in the same condition, repair and in working order as when new, ordinary wear and tear excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Credit Parties shall not permit any such tangible personal property to become fixtures to real estate unless such real estate is subject to a Lien in favor of Agent.
(vi)
With respect to any item (or items) of Equipment (including Rolling Stock) which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable written request of the Agent or any Lender and, with respect to Rolling Stock, in accordance with Section 4.12, the Borrowers shall (A) provide information with respect to any such Equipment, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Agent and Lenders copies of all such applications or other documents filed during the then current calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby. Without limiting the foregoing, with respect to any Rolling Stock, it shall comply in all material respects with, and take all actions required by, the Title Lien Notation Documents (as defined in the Ansley Park Credit Agreement), subject to the terms and conditions thereof.
(vii)
Each Credit Party hereby authorizes Agent (or its designee) to file without the signature of such Credit Party one or more UCC financing statements relating to liens on personal property relating to all or any part of the Collateral, which financing statements may list Agent as the “secured party” and such Credit Party as the “debtor” and which describe and indicate the collateral covered thereby as all or any part of the Collateral under the Financing Documents (including an indication of the collateral covered by any such financing statement as “all assets” of such Credit Party now owned or hereafter acquired), in such jurisdictions as Agent from time to time determines are appropriate, and to file without the signature of such Credit Party any continuations of or corrective amendments to any such financing statements, in any such case in order for Agent to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to the Collateral. Each Credit Party also ratifies its authorization for Agent (or its designee) to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
(viii)
After the Closing Date, Credit Parties shall promptly notify Agent in writing upon creation or acquisition by any Credit Party of, any Collateral which constitutes a claim against any Governmental Authority, including, without limitation, the federal government of the United States or any instrumentality or agency thereof, the assignment of which claim is restricted by any applicable Law, including, without limitation, the Federal Assignment of Claims Act and any other comparable Law. Upon the request of Agent, Credit Parties shall take such steps as may be necessary or desirable, or that Agent may request, to comply with any such applicable Law.
(ix)
Credit Parties shall furnish to Agent from time to time any statements and schedules further identifying or describing the Collateral and any other information, reports or evidence concerning the Collateral as Agent may reasonably request from time to time.

Section 9.3 Intercreditor Agreement.

(a)
Notwithstanding anything herein to the contrary, (i) the Liens and Security Interests granted to the Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Priority Lien Secured Parties (as defined in each Intercreditor Agreement) (or such equivalent term), including liens and security interests granted to the Priority Lien Agent (as defined in each Intercreditor Agreement) (or such equivalent term), pursuant to or in connection with each First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Agent hereunder is subject to the limitations and provisions of the applicable Intercreditor Agreement. In the event of any conflict between the terms of an Intercreditor Agreement and the terms of this Agreement, the terms of such Intercreditor Agreement shall govern.
(b)
Notwithstanding anything to the contrary herein, the Agent acknowledges and agrees that the Borrower shall not be required to take or refrain from taking any action required to be taken by the Borrower pursuant to this Article 9 or at the request of the Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of an Intercreditor Agreement and that the representations, warranties and covenants of the Borrower shall not be deemed to be modified to the extent necessary to give effect to the foregoing.
(c)
Subject to the foregoing, to the extent this Agreement (or any other Financing Document) requires the delivery of, or control over, Collateral to be granted to the Agent at any time prior to the Discharge of Priority Lien Obligations (as defined in each Intercreditor Agreement) (or such equivalent term), then delivery of such Collateral (or control with respect thereto, and any related approval or consent rights in connection with such delivery or control) shall instead be made to the Priority Lien Agent (as defined in each Intercreditor Agreement) (or such equivalent term) (as bailee for the Agent in accordance with each Intercreditor Agreement), to be held in accordance with the applicable Priority Lien Documents (as defined in each Intercreditor Agreement) (or such equivalent term) and subject to such Intercreditor Agreement, upon which any such delivery or control requirement shall be deemed satisfied hereunder. Furthermore, at all times prior to the Discharge of Priority Lien Obligations, the Agent is authorized by the parties hereto to effect transfers of Collateral at any time in its possession to the Priority Lien Agent under the applicable Priority Lien Documents in accordance with the terms of the applicable Intercreditor Agreement.

ARTICLE 10- EVENTS OF DEFAULT

Section 10.1 Events of Default. For purposes of the Financing Documents, the occurrence of any of the following conditions and/or events, whether voluntary or involuntary, by operation of law or otherwise, shall constitute an “Event of Default”:

(a)
(i) any Credit Party shall fail to pay when due any principal, interest, premium or fee under any Financing Document or any other amount payable under any Financing Document, (ii) there shall occur any default in the performance of or compliance with any of the following sections or articles, as applicable, of this Agreement: Section 4.1, Section 4.2(a)(ii), Section 4.3(a) (solely as to existence or if any Credit Party is not in good standing in its jurisdiction of organization, incorporation or formation, as applicable), Section 4.4(b), Section 4.4(c), Section 4.6, Section 4.9, Section 4.11, Article 5 or Article 6 or

(iii) there shall occur any default in the performance of or compliance with any of the following sections of this Agreement: (A) Section 4.3(b) (solely as to each Credit Party’s respective rights, privileges and franchises necessary or desirable in the normal conduct of business), or (B) Section 4.4(a) and such default is not remedied by the Credit Party or waived by the Required Lenders within ten (10) days after the earlier of (x) receipt by Borrower Representative of notice from Agent or Required Lenders of such default, or (y) actual knowledge of any Credit Party of such default;

(b)
any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or in any other Financing Document (other than occurrences described in other provisions of this Section 10.1 for which a different grace or cure period is specified or for which no grace or cure period is specified and thereby constitute immediate Events of Default) and such default is not remedied by the Credit Party or waived by the Required Lenders within thirty (30) days after the earlier of

(i) receipt by Borrower Representative of notice from Agent or Required Lenders of such default, or (ii) actual knowledge of any Credit Party of such default;

(c)
any representation, warranty, certification or statement made by any Credit Party or any other Person in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document is incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made);
(d)
(i) failure of any Credit Party to pay when due or within any applicable grace period any principal, interest or other amount on Debt (other than the Loans) or in respect of any Swap Contract, or the occurrence of any breach, default, condition or event with respect to any Debt (other than the Loans) or in respect of any Swap Contract, if the effect of such failure or occurrence is to cause or to permit the holder or holders of any such Debt, or the counterparty under any such Swap Contract, to cause, Debt or other liabilities having an aggregate principal amount (or having commitments in an aggregate principal amount) in excess of $250,000 (or any amount, solely with respect to Swap Contracts and any First Lien Credit Facility) to become or be declared due prior to its stated maturity, or (ii) the occurrence of any breach or default under any terms or provisions of any Subordinated Debt Document or under any agreement subordinating the Subordinated Debt to all or any portion of the Obligations or the occurrence of any event requiring the prepayment of any Subordinated Debt; provided that this clause (d) shall not apply (A) to any secured Debt that becomes due as a result of the sale or transfer of the Property or assets (including as a result of a casualty or condemnation event) securing such Debt or (B) to any event or condition that is remedied, cured or waived by the applicable holders of such Debt or ceases to exist prior to the termination of the Revolving Loan Commitments and acceleration of the Loans permitted pursuant to Section 10.2;
(e)
any Credit Party or any Subsidiary of a Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law (or any analogous procedure or step is taken in any other jurisdiction) now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its Property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;
(f)
an involuntary case or other proceeding shall be commenced against any Credit Party or any Subsidiary of a Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its Property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of forty-five (45) days; or an order for relief shall be entered against any Credit Party or any Subsidiary of a Credit Party under applicable federal bankruptcy, insolvency or other similar law in respect of (i) bankruptcy, liquidation, winding-up, dissolution or suspension of general operations, (ii) composition, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts or obligations, or (iii) possession, foreclosure, seizure or retention, sale or other disposition of, or other proceedings to enforce security over, all or any substantial part of the assets of such Credit Party or Subsidiary;

(g)
(i) institution of any steps by any Person to terminate a Pension Plan if as a result of such termination any Credit Party or any member of the Controlled Group could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of

$250,000, (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code or an event occurs that could reasonably be expected to give rise to a Lien under Section 4068 of ERISA, or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Credit Party or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds

$250,000;

(h)
one or more judgments or orders for the payment of money (to the extent not paid or covered by insurance maintained in accordance with the requirements of this Agreement and as to which the relevant insurance company has acknowledged coverage) aggregating in excess of $1,000,000 shall be rendered against any or all Credit Parties and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgments or orders, or (ii) there shall be any period of twenty

(20) consecutive days during which a stay of enforcement of any such judgments or orders, by reason of a pending appeal, bond or otherwise, shall not be in effect;

(i)
(i) any Lien created by any of the Security Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be encumbered thereby, subject to no prior or equal Lien except Permitted Liens, or any Credit Party shall so assert; or (ii) any of the Financing Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any Credit Party shall so assert, in each case, unless such Financing Document terminates pursuant to the terms and conditions thereof without any breach or default thereunder by any Credit Party thereto;
(j)
The institution by any Governmental Authority of criminal proceedings against any Credit Party or any Subsidiary;
(k)
if (i) any Credit Party or Subsidiary shall be debarred or suspended from contracting with a Governmental Authority, (ii) a notice of debarment or notice of suspension shall have been issued to the any Credit Party or Subsidiary by any Governmental Authority, to the extent such notice is delivered by a Governmental Authority that is a counterparty to contracts representing 5% or more of the aggregate Accounts owing to the Credit Parties and Subsidiaries, respectively, at such time, or (iii) a notice of termination for default or the actual termination for default of any Governmental Contract shall have been issued to or received by any Credit Party or any Subsidiary;
(l)
in respect of any Credit Party (or parent company of any Credit Party) that is an entity whose equity is registered with the SEC, and/or is publicly traded on and/or registered with a public securities exchange, such Credit Party’s (or such parent company’s) equity fails to remain registered with the SEC in good standing, and/or such equity fails to remain publicly traded on and registered with a public securities exchange;
(m)
the occurrence of a Material Adverse Effect;
(n)
the occurrence of a Change in Control;
(o)
any abandonment or suspension of development activities of any Project by the Credit Parties or any of their respective Subsidiaries for a period of at least thirty (30) consecutive days (other than as a result of a force majeure event);

(p)
any material breach or any default or “Event of Default” (or similar term) shall occur and be continuing under any Material Contract; or
(q)
any Material Contract shall have terminated as a result of any action or inaction by the Borrowers or an Affiliate of any Borrower which is not otherwise permitted pursuant to the terms of this Agreement.

All cure periods provided for in this Section 10.1 shall run concurrently with any cure period provided for in any applicable Financing Documents under which the default occurred.

Section 10.2 Acceleration and Suspension or Termination of Revolving Loan Commitment. Upon the occurrence and during the continuance of an Event of Default, Agent may, and shall if requested by Required Lenders, or the Required Lenders may (a) by notice to Borrower Representative suspend or terminate the Revolving Loan Commitment and the obligations of Agent and the Lenders with respect thereto, in whole or in part (and, if in part, each Lender’s Revolving Loan Commitment shall be reduced in accordance with its Pro Rata Share), and/or (b) by notice to Borrower Representative declare all or any portion of the Obligations to be, and the Obligations shall thereupon become, immediately due and payable, with accrued interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party and Credit Parties will pay the same; provided, however, that in the case of any of the Events of Default specified in Section 10.1(e) or 10.1(f) above, without any notice to any Credit Party or any other act by Agent or the Lenders, the Revolving Loan Commitment and the obligations of Agent and the Lenders with respect thereto shall thereupon immediately and automatically terminate and all of the Obligations shall become immediately and automatically due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party and Credit Parties will pay the same.

Notwithstanding anything to the contrary contained herein or in any other Financing Document, in the event that BHSI ceases to provide ongoing bonding support, AECOM may, by written notice to Borrower Representative and the Agent, suspend the Revolving Loan Commitment and the obligations of Agent and the Lenders with respect thereto, in whole or in part (and, if in part, subject to the immediately following proviso, each Lender’s Revolving Loan Commitment shall be reduced in accordance with its Pro Rata Share); provided, however, AECOM may, in its sole discretion, on one or more occasions later waive such suspension, in whole or in part (and, upon doing so, each Lender’s Revolving Loan Commitment shall (without approval or consent) be increased in accordance with its Pro Rata Share).

Section 10.3 UCC Remedies.

(a)
Upon the occurrence of and during the continuance of an Event of Default under this Agreement or the other Financing Documents, Agent, upon written consent of the Required Lenders, in addition to all other rights, options, and remedies granted to Agent under this Agreement or at law or in equity, subject to the terms of the applicable Intercreditor Agreement, may exercise, either directly or through one or more assignees or designees, all rights and remedies granted to it under all Financing Documents and under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law (provided, however, if the Agent fails to act or acts contrary to the instructions of the Required Lenders in any respect, then the rights, options and remedies granted to the Agent may be exercised by the Required Lenders, either directly or through one or more assignees or designees thereof and any provision of any

Financing Document granting the Agent such rights, options or remedies shall be deemed to apply equally to the Required Lenders); including, without limitation:

(i)
the right to take possession of, send notices regarding, and directly collect the Collateral, with or without judicial process;
(ii)
the right to (by its own means or with judicial assistance) enter any of Credit Parties’ premises and take possession of the Collateral, or render it unusable, or to render it usable or saleable, or dispose of the Collateral on such premises in compliance with subsection (iii) below and to take possession of Credit Parties’ original books and records, to obtain access to Credit Parties’ data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Agent or the Required Lenders deems appropriate, without any liability for rent, storage, utilities, or other sums, and Credit Parties shall not resist or interfere with such action (if Credit Parties’ books and records are prepared or maintained by an accounting service, contractor or other third party agent, Credit Parties hereby irrevocably authorize such service, contractor or other agent, upon notice by Agent or the Required Lenders to such Person that an Event of Default has occurred and is continuing, to deliver to Agent or the Required Lenders or their designees such books and records, and to follow Agent’s or the Required Lenders’ instructions with respect to further services to be rendered);
(iii)
the right to require Credit Parties at Credit Parties’ expense to assemble all or any part of the Collateral and make it available to Agent or the Required Lenders at any place designated by Agent or the Required Lenders;
(iv)
the right to notify postal authorities to change the address for delivery of Credit Parties’ mail to an address designated by Agent or the Required Lenders and to receive, open and dispose of all mail addressed to any Credit Party; and/or
(v)
the right to enforce Credit Parties’ rights against Account Debtors and other obligors, including, without limitation, (i) the right to collect Accounts directly in Agent’s own name (as agent for Lenders) and to charge the collection costs and expenses, including reasonable and documented attorneys’ fees of outside counsel, to Credit Parties, and (ii) the right, in the name of Agent or the Required Lenders or any designee of Agent, the Required Lenders or Credit Parties, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise, including, without limitation, verification of Credit Parties’ compliance with applicable Laws. Credit Parties shall cooperate fully with Agent and the Required Lenders in an effort to facilitate and promptly conclude such verification process. Such verification may include contacts between Agent or the Required Lenders and applicable federal, state and local regulatory authorities having jurisdiction over the Credit Parties’ affairs, all of which contacts Credit Parties hereby irrevocably authorize.
(b)
Each Credit Party agrees that a notice received by it at least ten (10) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Agent or the Required Lenders without prior notice to Credit Parties. At any sale or disposition of Collateral, Agent or the Required Lenders may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Credit Parties, which right is hereby waived and released. Each Credit Party covenants and agrees not to interfere with or impose any obstacle to Agent’s or the Required Lenders’ exercise of its rights and remedies with respect to the Collateral. Neither Agent nor the Required Lenders shall have any obligation to clean-up or otherwise prepare the Collateral for sale. Agent and the Required Lenders may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Agent or the Required Lenders may sell the Collateral without giving any warranties as to the Collateral. Agent or the Required Lenders may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. If Agent or the Required Lenders sell any of the Collateral upon credit, Credit Parties will be credited only with payments actually made by the purchaser, received by Agent or the Required Lenders and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Agent or the Required Lenders may resell the Collateral and Credit Parties shall be credited with the proceeds of the sale. Credit Parties shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations.

(c)
Without restricting the generality of the foregoing and for the purposes aforesaid, each Credit Party hereby appoints and constitutes Agent (or the Required Lenders, if applicable) its lawful attorney-in-fact with full power of substitution in the Collateral, upon the occurrence and during the continuance of an Event of Default, subject to the terms of the applicable Intercreditor Agreement, to (i) use unadvanced funds remaining under this Agreement or which may be reserved, escrowed or set aside for any purposes hereunder at any time, or to advance funds in excess of the Revolving Loan Commitment,

(ii) pay, settle or compromise all existing bills and claims, which may be Liens or security interests, or to avoid such bills and claims becoming Liens against the Collateral, (iii) execute all applications and certificates in the name of such Credit Party and to prosecute and defend all actions or proceedings in connection with the Collateral, and (iv) do any and every act which such Credit Party might do in its own behalf; it being understood and agreed that this power of attorney in this subsection (c) shall be a power coupled with an interest and cannot be revoked.

(d)
Upon the occurrence and during the continuance of an Event of Default, subject to any right of any third parties and/or any agreement between any Borrower and any third party to the extent not granted or entered into in contravention of the terms of this Agreement and subject to the terms of the applicable Intercreditor Agreement, Agent and each Lender is hereby granted a non-exclusive, royalty-free license or other right to use, upon the occurrence and during the continuance of an Event of Default, without charge, Credit Parties’ labels, mask works, rights of use of any name, any other Intellectual Property and advertising matter, and any similar Property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Agent’s or the Required Lenders’ exercise of its rights under this Article, Credit Parties’ rights under all licenses (whether as licensor or licensee) and all franchise agreements inure to Agent’s and each Lender’s benefit, subject to any rights of third party licensors or licensees, as applicable.

Section 10.4 Protective Advances. If any Credit Party fails to pay or perform any covenant or obligation under this Agreement or any other Financing Document, Agent may (but shall not be obligated to) and with express authorization from the Lenders, or any Lender, upon written notice to each Lender, may pay or perform such covenant or obligation, and all amounts so paid by Agent or any Lender are Protective Advances and immediately due and payable, constituting principal and bearing interest at the then highest applicable rate for the Loans hereunder, and secured by the Collateral. No such payments or performance by Agent or any Lender shall be construed as an agreement to make similar payments or performance in the future or constitute Agent’s or any Lender’s waiver of any Event of Default.

Section 10.5 Default Rate of Interest. After the occurrence of an Event of Default and for so long as it continues, the Loans and other Obligations shall bear interest at rates that are two percent (2.0%) per annum in excess of the rates otherwise payable under this Agreement; provided, however, that in the case of any Event of Default specified in Section 10.1(e) or 10.1(f) above, such default rates shall apply immediately and automatically without the need for any election or action of any kind on the part of Agent or any Lender.

Section 10.6 Setoff Rights. During the continuance of any Event of Default, each Lender and each of such Lender’s Affiliates is hereby authorized by each Credit Party at any time or from time to time, with reasonably prompt subsequent notice to such Credit Party (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances held by such Lender or any of such Lender’s Affiliates at any of its offices for the account of such Credit Party or any of its Subsidiaries (regardless of whether such balances are then due to such Credit Party or its Subsidiaries), and (b) other Property at any time held or owing by such Lender to or for the credit or for the account of such Credit Party or any of its Subsidiaries, against and on account of any of the Obligations (other than inchoate indemnification obligations for which no claim has yet been made). Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Share of the Obligations. Each Credit Party agrees, to the fullest extent permitted by law, that any Lender and any of such Lender’s Affiliates may exercise its right to set off with respect to the Obligations as provided in this Section 10.6.

Section 10.7 Application of Proceeds.

(a)
Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, each Credit Party irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of such Credit Party of all or any part of the Obligations, and, as between Credit Parties on the one hand and Agent and Lenders on the other, Lenders or Agent, upon express authorization by the Required Lenders, shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in the manner provided in clause (c) below.
(b)
[Reserved].
(c)
Notwithstanding anything to the contrary contained in this Agreement, but subject to the applicable Intercreditor Agreement, if an Event of Default shall have occurred, and so long as it continues, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, in the following order: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Financing Documents or the Collateral; second, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any Lender with respect to this Agreement, the other Financing Documents or the Collateral; third, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amount of the Obligations outstanding; and fifth to any other indebtedness or obligations of Credit Parties owing to Agent or any Lender under the Financing Documents. Any balance remaining shall be delivered to Credit Parties or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (y) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and

(z) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its Pro Rata Share of amounts available to be applied pursuant thereto for such category.

Section 10.8 Waivers.

(a)
Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, each Credit Party waives: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Financing Documents, the Notes or any other notes, commercial paper, accounts, contracts, documents, Instruments, Chattel Paper and Guarantees at any time held by Lenders on which any Credit Party may in any way be liable, and hereby ratifies and confirms whatever Lenders may lawfully do in this regard; (ii) all rights to notice and a hearing prior to Agent’s or any Lender’s taking possession or control of, or to Agent’s or any Lender’s replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Agent or any Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption Laws. Each Credit Party acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Financing Documents and the transactions evidenced hereby and thereby.
(b)
Each Credit Party for itself and all its successors and assigns, (i) agrees that its liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Lender; (ii) consents to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by Agent or any Lender with respect to the payment or other provisions of the Financing Documents, and to any substitution, exchange or release of the Collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any Credit Party, endorsers, guarantors, or sureties, or whether primarily or secondarily liable, without notice to any other Credit Party and without affecting its liability hereunder; (iii) agrees that its liability shall be unconditional and without regard to the liability of any other Credit Party, Agent or any Lender for any tax on the indebtedness; and (iv) to the fullest extent permitted by law, expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.
(c)
To the extent that Agent or any Lender may have acquiesced in any noncompliance with any requirements or conditions precedent to the closing of the Loans or to any subsequent disbursement of Loan proceeds, such acquiescence shall not be deemed to constitute a waiver by Agent or any Lender of such requirements with respect to any future disbursements of Loan proceeds and Agent may at any time after such acquiescence require Credit Parties to comply with all such requirements. Any forbearance by Agent or Lender in exercising any right or remedy under any of the Financing Documents, or otherwise afforded by applicable law, including any failure to accelerate the maturity date of the Loans, shall not be a waiver of or preclude the exercise of any right or remedy nor shall it serve as a novation of the Notes or as a reinstatement of the Loans or a waiver of such right of acceleration or the right to insist upon strict compliance of the terms of the Financing Documents. Agent’s or any Lender’s acceptance of payment of any sum secured by any of the Financing Documents after the due date of such payment shall not be a waiver of Agent’s and such Lender’s right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other Liens or charges by Agent as the result of an Event of Default shall not be a waiver of Agent’s right to accelerate the maturity of the Loans, nor shall Agent’s receipt of any condemnation awards, insurance proceeds, or damages under this Agreement operate to cure or waive any Credit Party’s default in payment of sums secured by any of the Financing Documents.
(d)
Without limiting the generality of anything contained in this Agreement or the other Financing Documents, each Credit Party agrees that if an Event of Default is continuing (i) Agent and Lenders shall not be subject to any “one action” or “election of remedies” law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Agent or Lenders shall remain in full force and effect until Agent or Lenders have exhausted all remedies against the Collateral and any other properties owned by Credit Parties and the Financing Documents and other security instruments or agreements securing the

Loans have been foreclosed, sold and/or otherwise realized upon in satisfaction of Credit Parties’ obligations under the Financing Documents.

(e)
Nothing contained herein or in any other Financing Document shall be construed as requiring Agent or any Lender to resort to any part of the Collateral for the satisfaction of any of Credit Parties’ obligations under the Financing Documents in preference or priority to any other Collateral, and Agent may seek satisfaction out of all of the Collateral or any part thereof, in its absolute discretion in respect of Credit Parties’ obligations under the Financing Documents. In addition, Agent shall have the right from time to time to partially foreclose upon any Collateral in any manner and for any amounts secured by the Financing Documents then due and payable as determined by Agent, with the consent of the Required Lenders, including, without limitation, the following circumstances: (i) in the event any Credit Party defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and/or interest, Agent may foreclose upon all or any part of the Collateral to recover such delinquent payments, or (ii) in the event Agent elects to accelerate less than the entire outstanding principal balance of the Loans, Agent may foreclose all or any part of the Collateral to recover so much of the principal balance of the Loans as Lender may accelerate and such other sums secured by one or more of the Financing Documents as Agent may elect. Notwithstanding one or more partial foreclosures, any unforeclosed Collateral shall remain subject to the Financing Documents to secure payment of sums secured by the Financing Documents and not previously recovered.
(f)
To the fullest extent permitted by law, each Credit Party, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Collateral any equitable right otherwise available to any Credit Party which would require the separate sale of any of the Collateral or require Agent or Lenders to exhaust their remedies against any part of the Collateral before proceeding against any other part of the Collateral; and further in the event of such foreclosure each Credit Party does hereby expressly consent to and authorize, at the option of Agent, the foreclosure and sale either separately or together of each part of the Collateral.

Section 10.9 Injunctive Relief. The parties acknowledge and agree that, in the event of a breach or threatened breach of any Credit Party’s obligations under any Financing Documents, Agent and Lenders may have no adequate remedy in money damages and, accordingly, shall be entitled to an injunction (including, without limitation, a temporary restraining order, preliminary injunction, writ of attachment, or order compelling an audit) against such breach or threatened breach, including, without limitation, maintaining any cash management and collection procedure described herein. However, no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against any other legal or equitable remedies in the event of a breach or threatened breach of any provision of this Agreement. Each Credit Party waives, to the fullest extent permitted by law, the requirement of the posting of any bond in connection with such injunctive relief. By joining in the Financing Documents as a Credit Party, each Credit Party specifically joins in this Section as if this Section were a part of each Financing Document executed by such Credit Party.

Section 10.10 Marshalling; Payments Set Aside. Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations. To the extent that any Credit Party makes any payment or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

ARTICLE 11- AGENT

Section 11.1 Appointment and Authorization. Each Lender hereby appoints and authorizes Agent to enter into each of the Financing Documents to which it is a party (other than this Agreement) on its behalf and to take such actions as Agent is expressly authorized in writing to take by the Required Lenders on its behalf and to exercise such powers under the Financing Documents as are delegated to Agent by the terms thereof, together with all such powers as are reasonably incidental thereto. The provisions of this Article 11 are solely for the benefit of Agent and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party. Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its agents, servicers, trustees, investment managers or employees.

Section 11.2 Agent and Affiliates. Agent shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not Agent, and Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Credit Party or Affiliate of any Credit Party as if it were not Agent hereunder.

Section 11.3 Action by Agent. The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Financing Documents, and the duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Financing Documents is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Financing Documents except as expressly set forth herein or therein. The Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing. It is understood and agreed that the use of the term “agent” herein or in any other Financing Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 11.4 Consultation with Experts. Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 11.5 Liability of Agent. Neither Agent nor any of its directors, officers, agents, trustees, investment managers, servicers or employees shall be liable to any Lender for any action taken or not taken by it in connection with the Financing Documents. The Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Financing Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Financing Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Financing Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Bankruptcy Law or that may effect a forfeiture, modification or termination of property of a Defaulted Lender in violation of any Bankruptcy Law. The Agent shall not, except as expressly set forth herein and in the other Financing Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its branches or Affiliates in any capacity. Neither Agent nor any of its directors, officers, agents, trustees, investment managers, servicers or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder; (b) the contents of any certificate, report or other document delivered hereunder or thereunder in connection herewith or therewith; (c) the performance or observance of any of the covenants or agreements specified in any Financing Document; (d) the satisfaction of any condition specified in any Financing Document; (e) the validity, effectiveness, enforceability, sufficiency or genuineness of any Financing Document, any Lien purported to be created or perfected thereby or any other instrument or writing furnished in connection therewith; (f) the existence or non-existence of any Default or Event of Default; (g) the satisfaction of any conditions set forth in Article 7 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent; or (h) the financial condition of any Credit Party. Agent shall be entitled to rely upon and shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, facsimile or electronic transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. The Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

Section 11.6 Indemnification. Each Lender shall indemnify and hold harmless the Agent (and any sub agent thereof) and each Related Party of each such Agent (each such Person being called an “Agent Indemnitee”) (to the extent not timely indemnified by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), based on and to the extent of such Lender’s Pro Rata Share, from and against any and all losses, claims, damages, liabilities and related expenses (including reasonable and documented or invoiced out-of-pocket reasonable fees and expenses of counsel for the Agent Indemnitees), of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Agent Indemnitee in any way relating to or arising out of or in connection with this Agreement or any other Financing Document or any other document or agreement executed in connection therewith or any action taken or omitted to be taken by any Agent Indemnitee, except to the extent any such amount is the result of the gross negligence or willful misconduct of such Agent Indemnitee as determined by a final non- appealable judgment by a court of competent jurisdiction. Without limiting the foregoing, each Lender shall promptly following written demand therefor, pay or reimburse each Agent based on and to the extent of such Lender’s Pro Rata Share of all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of any rights or remedies under this Agreement or the other Financing Documents (including all such out-of- pocket costs and expenses incurred during any legal proceeding, including any proceeding under any Bankruptcy Law), and including all respective reasonable fees, charges and disbursements of any counsel for the Agent Indemnitees, to the extent that the Agent Indemnitees are not timely reimbursed for such expenses by or on behalf of the Borrower. For purposes hereof, a Lender’s “Pro Rata Share” shall be determined based upon its Pro Rate Share at the time such indemnity or reimbursement is sought or, if such indemnity or reimbursement payment is sought after the date on which the Loans have been paid in full and the Commitments are terminated, in accordance with such Lender’s Pro Rata Share immediately prior to the date on which the Loans are paid in full and the Commitments are terminated. Each Lender hereby authorizes each Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by such Agent to such Lender from any source against any amount due to such Agent under this Section 11.6. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Required Lenders until such additional indemnity is furnished. The Lenders’ obligations under this Section 11.6 shall survive the Termination Date and the termination of the Financing Documents.

Section 11.7 Right to Request and Act on Instructions. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of Required Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement or as the Agent shall believe in good faith shall be necessary under the circumstances as provided in Sections 10.1 and 11.6) and, notwithstanding the instructions of Required Lenders (or such other applicable portion of the Lenders), Agent shall have no obligation to take any action if it believes, in good faith, that such action would violate applicable Law or exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Section 11.6.

Section 11.8 Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

Section 11.9 Collateral Matters. Only upon the express authorization of the Lenders, Agent may (a) release any Lien granted to or held by Agent under any Security Document (i) upon termination of the Revolving Loan Commitment and payment in full of all Obligations; or (ii) constituting Property sold or disposed of as part of or in connection with any disposition permitted under any Financing Document (it being understood and agreed that Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of Property being made in full compliance with the provisions of the Financing Documents); and (b) subordinate any Lien granted to or held by Agent under any Security Document to a Permitted Lien that is allowed to have priority over the Liens granted to or held by Agent pursuant to the definition of “Permitted Liens”. Upon request by Agent at any time, the Lenders will confirm Agent’s authority to release and/or subordinate particular types or items of Collateral pursuant to this Section 11.9. Upon reasonable request of Credit Parties in connection with any Permitted Asset Disposition, Agent upon express authorization of the Lenders, may execute and deliver all documents (including customary “no interest” letters), in each case in form and substance reasonably satisfactory to Agent and the Required Lenders, to evidence the release of the Collateral disposed of pursuant to such Permitted Asset Disposition.

Section 11.10 Agency for Perfection. Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent’s security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control. Should any Lender (other than Agent) obtain possession or control of any such assets, such Lender shall notify Agent in writing thereof, and, promptly upon Agent’s request therefor, shall deliver such assets to Agent or in accordance with Agent’s instructions or transfer control to Agent in accordance with Agent’s instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loan unless instructed to do so by Agent (or consented to by Agent), it being understood and agreed that such rights and remedies may be exercised only by Agent.

Section 11.11 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Agent shall have received written notice from a Lender or Borrower Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. Agent will notify each Lender of its receipt of any such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by Required Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) in accordance with the terms hereof. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

Section 11.12 Assignment by Agent; Resignation of Agent; Successor Agent.

(a)
Agent may at any time assign its rights, powers, privileges and duties hereunder to one or more Persons consented to by the Required Lenders, in each case without the consent of any other Lender or the Credit Parties. Following any such assignment, Agent shall give notice to the Lenders and Credit Parties. Failure to give such notice shall not affect such assignment in any way or cause the assignment to be ineffective. An assignment by Agent pursuant to this subsection (a) shall not be deemed a resignation by Agent for purposes of subsection (b) below.
(b)
Without limiting the rights of Agent to designate an assignee pursuant to subsection (a) above, Agent may at any time give notice of its resignation to the Lenders and Credit Parties. Upon receipt of any such notice of resignation, Required Lenders shall have the right to appoint a successor Agent. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within ten (10) Business Days after the retiring Agent gives notice of its resignation (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Agent. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date, and, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents, and (ii) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as Required Lenders appoint a successor Agent as provided for above in this paragraph.
(c)
Upon (i) an assignment permitted by subsection (a) above, or (ii) the acceptance of a successor’s appointment as Agent pursuant to subsection (b) above, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder and under the other Financing Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by Credit Parties to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Credit Parties and such successor. After the retiring Agent’s resignation hereunder and under the other Financing Documents, the provisions of this Article and Section 11.12 shall continue in effect for the benefit of such retiring Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting or was continuing to act as Agent.

Section 11.13 Payment and Sharing of Payment.

(a)
Revolving Loan Advances, Payments and Settlements; Interest and Fee Payments.
(i)
Agent shall have the right, on behalf of Revolving Lenders to disburse funds to Borrowers for all Revolving Loans requested or deemed requested by Borrowers pursuant to the terms of this Agreement and the Notice of Borrowing. Agent shall be conclusively entitled to assume, for purposes of the preceding sentence, that each Revolving Lender, other than any Non- Funding Lenders, will fund its Pro Rata Share of all Revolving Loans requested by Borrowers. Each Revolving Lender shall reimburse Agent on demand, in accordance with the provisions of the immediately following paragraph, for all funds disbursed on its behalf by Agent pursuant to the first sentence of this clause (i), or if Agent so requests, each Revolving Lender will remit to Agent its Pro Rata Share of any Revolving Loan before Agent disburses the same to a Borrower. If Agent elects to require that each Revolving Lender make funds available to Agent, prior to a disbursement by Agent to a Borrower, Agent shall advise each Revolving Lender by telephone, facsimile or e- mail of the amount of such Revolving Lender’s Pro Rata Share of the Revolving Loan requested by such Borrower no later than noon (Eastern time) on the date of funding of such Revolving Loan, and each such Revolving Lender shall pay Agent on such date such Revolving Lender’s Pro Rata Share of such requested Revolving Loan, in same day funds, by wire transfer to the Payment Account, or such other account as may be identified by Agent to Revolving Lenders from time to time. Upon receipt of all requested funds, the Agent will make all such funds so received available to the Borrower in like funds, by wire transfer of such funds. If any Lender fails to pay the amount of its Pro Rata Share of any funds advanced by Agent pursuant to the first sentence of this clause

(i) within one (1) Business Day after Agent’s demand, Agent shall promptly notify Borrower Representative, and Borrowers shall immediately repay such amount to Agent. Any repayment required by Borrowers pursuant to this Section 11.13 shall be accompanied by accrued interest thereon from and including the date such amount is made available to a Borrower to but excluding the date of payment at the rate of interest then applicable to Revolving Loans. Nothing in this Section 11.13 or elsewhere in this Agreement or the other Financing Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or any Borrower may have against any Lender as a result of any default by such Lender hereunder.

(ii)
[Reserved].
(iii)
[Reserved].
(iv)
[Reserved].
(v)
[Reserved].
(vi)
The provisions of this Section 11.13(a) shall be deemed to be binding upon Agent and Lenders notwithstanding the occurrence of any Default or Event of Default, or any insolvency or bankruptcy proceeding pertaining to any Credit Party.
(b)
[Reserved].
(c)
[Reserved].
(d)
Defaulted Lenders. The failure of any Defaulted Lender to make any payment required by it hereunder shall not relieve any other Lender of its obligations to make payment, but neither any other Lender nor Agent shall be responsible for the failure of any Defaulted Lender to make any payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Defaulted Lender shall not have any voting or consent rights under or with respect to any Financing Document or constitute a “Lender” (or be included in the calculation of “Required Lenders” hereunder) for any voting or consent rights under or with respect to any Financing Document.

(e)
Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Section 2.8(d)) in excess of its Pro Rata Share of payments entitled pursuant to the other provisions of this Section 11.13, such Lender shall purchase from the other Lenders such participations in extensions of credit made by such other Lenders (without recourse, representation or warranty) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter required to be returned or otherwise recovered from such purchasing Lender, such portion of such purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such return or recovery, without interest. Each Credit Party agrees that any Lender so purchasing a participation from another Lender pursuant to this clause (e) may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 10.6) with respect to such participation as fully as if such Lender were the direct creditor of Credit Parties in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this clause (e) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this clause (e) to share in the benefits of any recovery on such secured claim.

Section 11.14 [Reserved] [Reserved]. Amendments and Waivers.

(a)
No provision of this Agreement or any other Financing Document may be materially amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Credit Parties, the Agent, the Required Lenders and any other Lender to the extent required under Section 11.16(b); provided, that any Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.
(b)
In addition to the required signatures under Section 11.16(a), no provision of this Agreement or any other Financing Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by the following Persons:
(i)
if any amendment, waiver or other modification would increase a Lender’s funding obligations in respect of any Loan, by such Lender; and/or
(ii)
if the rights or duties of Agent are affected thereby, by Agent; provided, however, that, in each of (i) and (ii) above, no such amendment, waiver or other modification shall, unless signed or otherwise approved in writing by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Loan; (B) postpone the date fixed for, or waive, any payment (other than any mandatory prepayment pursuant to Section 2.1(b)(ii)) of principal of any Loan, or of interest on any Loan (other than default interest) or any fees provided for hereunder (other than late charges) or postpone the date of termination of any commitment of any Lender hereunder; (C) change the definition of the term Required Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (D) release all or substantially all of the Collateral, authorize any Credit Party to sell or otherwise dispose of all or substantially all of the Collateral, release any Guarantor of all or any portion of the Obligations or its Guarantee obligations with respect thereto or consent to a transfer of any of the Intellectual Property, except, in each case with respect to this clause (D), as otherwise may be provided in this Agreement or the other Financing Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 11.16(b) or the definitions of the terms used in this Section 11.16(b) insofar as the definitions affect the substance of this Section 11.16(b); (F) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document or release any Credit Party of its payment obligations under any Financing Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; or (G) amend any of the provisions of Section 10.7 or amend any of the definitions Pro Rata Share, Revolving Loan Commitment, Revolving Loan Commitment Amount, Revolving Loan Commitment Percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F) and (G) of the preceding sentence.

Section 11.17 Assignments and Participations.

(a)
Assignments.
(i)
Any Lender may with prior written consent of the Required Lenders assign to one or more Eligible Assignees all or any portion of such Lender’s Loan together with all related obligations of such Lender hereunder. Except as Agent may otherwise agree, the amount of any such assignment (determined as of the date of the applicable Assignment Agreement, which shall be the date the Agent records such assignment in the Register) shall be in a minimum aggregate amount equal to $1,000,000 or, if less, the assignor’s entire interests in the outstanding Loan; provided, however, that, in connection with simultaneous assignments to two or more related Approved Funds, such Approved Funds shall be treated as one assignee for purposes of determining compliance with the minimum assignment size referred to above. Credit Parties and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Eligible Assignee until Agent shall have received, acknowledged and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto, a processing fee of $3,500 to be paid by the assigning Lender and an executed IRS Form W-9 and any other documentation or other information so requested in connection with applicable “know your customer” and Anti-Terrorism Laws and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act of the assignee; provided, however, that only one processing fee shall be payable in connection with simultaneous assignments to two or more related Approved Funds.
(ii)
From and after the date on which the conditions described above have been met, (A) such Eligible Assignee shall be deemed automatically to have become a party hereto and, to the extent of the interests assigned to such Eligible Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (B) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights and obligations hereunder (other than those that survive termination pursuant to Section 13.1). Upon the request of the Eligible Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, each Borrower shall execute and deliver to Agent for delivery to the Eligible Assignee (and, as applicable, the assigning Lender) Notes in the aggregate principal amount of the Eligible Assignee’s Loan (and, as applicable, Notes in the principal amount of that portion of the principal amount of the Loan retained by the assigning Lender). Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to Borrower Representative any prior Note held by it.

(iii)
Agent, acting solely for this purpose as a non-fiduciary agent of Credit Parties, shall maintain at the office a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the commitments of, and principal amount of the Loan owing to, such Lender pursuant to the terms hereof (the “Register”). The entries in such Register shall be conclusive, absent manifest error, and Credit Parties, Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such Register shall be available for inspection by Credit Parties and any Lender, at any reasonable time upon reasonable prior written notice to Agent. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Credit Parties maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Obligations (each, a “Participant Register”). The entries in the Participant Registers shall be conclusive, absent manifest error. Each Participant Register shall be available for inspection by Credit Parties and Agent at any reasonable time upon reasonable prior notice to the applicable Lender; provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Financing Document) to any Person (including Credit Parties) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.
(iv)
Notwithstanding the foregoing provisions of this Section 11.17(a) or any other provision of this Agreement, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(v)
Notwithstanding the foregoing provisions of this Section 11.17(a) or any other provision of this Agreement, Agent has the right, but not the obligation, to effectuate assignments of Loan via an electronic settlement system acceptable to Agent as designated in writing from time to time to the Lenders by Agent (the “Settlement Service”). At any time when Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this Section 11.17(a). Each assigning Lender and proposed Eligible Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loan pursuant to the Settlement Service. With the prior written approval of Agent, Agent’s approval of such Eligible Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service. Assignments and assumptions of the Loan shall be effected by the provisions otherwise set forth herein until Agent notifies Lenders of the Settlement Service as set forth herein.
(b)
Participations. Any Lender may at any time, without the consent of, or notice to, any Credit Party or Agent (but with the prior written consent of the Required Lenders), sell to one or more Eligible Assignees participating interests in its Loan, commitments or other interests hereunder (any such

Person, a “Participant”). In the event of a sale by a Lender of a participating interest to a Participant, (i) such Lender’s obligations hereunder shall remain unchanged for all purposes, (ii) Credit Parties and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder, and (iii) all amounts payable by each Credit Party shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. Each Credit Party agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided, however, that such right of set-off shall be subject to the obligation of each Participant to share with Lenders, and Lenders agree to share with each Participant, as provided in Section 11.5.

(c)
Replacement of Lenders. Within thirty (30) days after: (i) receipt by Agent of notice and demand from any Lender for payment of additional costs as provided in Section 2.8(d), which demand shall not have been revoked, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.8(a) through (h), (iii) any Lender is a Defaulted Lender, and the circumstances causing such status shall not have been cured or waived; or (iv) any failure by any Lender to consent to a requested amendment, waiver or modification to any Financing Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender, or each Lender affected thereby, is required with respect thereto (each relevant Lender in the foregoing clauses (i) through (iv) being an “Affected Lender”) each of Borrower Representative and Agent may, at its option, notify such Affected Lender and, in the case of Borrowers’ election, Agent, of such Person’s intention to obtain, at Borrowers’ expense, a replacement Lender (“Replacement Lender”) for such Lender, which Replacement Lender shall be an Eligible Assignee and, in the event the Replacement Lender is to replace an Affected Lender described in the preceding clause (iv), such Replacement Lender consents to the requested amendment, waiver or modification making the replaced Lender an Affected Lender. In the event Borrowers or Agent, as applicable, obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell, at par, and assign all of its Loan and funding commitments hereunder to such Replacement Lender in accordance with the procedures set forth in Section 11.17(a); provided, however, that (A) Borrowers shall have reimbursed such Lender for its increased costs and additional payments for which it is entitled to reimbursement under Section 2.8(a) through (h), as applicable, of this Agreement through the date of such sale and assignment, and (B) Borrowers shall pay to Agent the $3,500 processing fee in respect of such assignment. The Replacement Lender shall provide to Agent an executed IRS Form W-9 and any other documentation or other information so requested in connection with applicable “know your customer” and Anti-Terrorism Laws and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act. In the event that a replaced Lender does not execute an Assignment Agreement pursuant to Section 11.17(a) within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 11.17(c) and presentation to such replaced Lender of an Assignment Agreement evidencing an assignment pursuant to this Section 11.17(c), such replaced Lender shall be deemed to have consented to the terms of such Assignment Agreement, and any such Assignment Agreement executed by Agent, the Replacement Lender and, to the extent required pursuant to Section 11.17(a), Borrowers, shall be effective for purposes of this Section 11.17(c) and Section 11.17(a). Upon any such assignment and payment, such replaced Lender shall no longer constitute a “Lender” for purposes hereof, other than with respect to such rights and obligations that survive termination as set forth in Section 13.1.
(d)
Credit Party Assignments. No Credit Party may assign, delegate or otherwise transfer any of its rights or other obligations hereunder or under any other Financing Document without the prior written consent of Agent and each Lender.

Section 11.18 Funding and Settlement Provisions Applicable When Non-Funding Lenders Exist. So long as Agent has not waived the conditions to the funding of Revolving Loans set forth in Section

7.2 or Section 2.1, any Lender may deliver a notice to Agent stating that such Lender shall cease making Revolving Loans due to the non-satisfaction of one or more conditions to funding Loans set forth in Section

7.2 or Section 2.1, and specifying any such non-satisfied conditions. Any Lender delivering any such notice shall become a non-funding Lender (a “Non-Funding Lender”) for purposes of this Agreement commencing on the Business Day following receipt by Agent of such notice, and shall cease to be a Non- Funding Lender on the date on which such Lender has either revoked the effectiveness of such notice or acknowledged in writing to each of Agent the satisfaction of the condition(s) specified in such notice, or Required Lenders waive the conditions to the funding of such Loans giving rise to such notice by Non- Funding Lender. Each Non-Funding Lender shall remain a Lender for purposes of this Agreement to the extent that such Non-Funding Lender has Revolving Loan Outstandings in excess of Zero Dollars ($0); provided, however, that during any period of time that any Non-Funding Lender exists, and notwithstanding any provision to the contrary set forth herein, the following provisions shall apply:

(a)
For purposes of determining the Pro Rata Share of each Revolving Lender under clause (c) of the definition of such term, each Non-Funding Lender shall be deemed to have a Revolving Loan Commitment Amount as in effect immediately before such Lender became a Non-Funding Lender.
(b)
Except as provided in clause (a) above, the Revolving Loan Commitment Amount of each Non-Funding Lender shall be deemed to be Zero Dollars ($0).
(c)
The Revolving Loan Commitment at any date of determination during such period shall be deemed to be equal to the sum of (i) the aggregate Revolving Loan Commitment Amounts of all Lenders, other than the Non-Funding Lenders as of such date plus (ii) the aggregate Revolving Loan Outstandings of all Non-Funding Lenders as of such date.
(d)
Agent shall have no right to make or disburse Revolving Loans for the account of any Non-Funding Lender pursuant to Section 2.1(b)(i) to pay interest, fees, expenses and other charges of any Credit Party.
(e)
To the extent that Agent applies proceeds of Collateral or other payments received by Agent to repayment of Revolving Loans pursuant to Section 10.7, such payments and proceeds shall be applied first in respect of Revolving Loans made at the time any Non-Funding Lenders exist, and second in respect of all other outstanding Revolving Loans.

Section 11.19 Delegation of Duties The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Financing Document by or through any one or more sub agents appointed by the Agent. The Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub agents.

Section 11.20 Erroneous Payments.

(a)
Each Lender hereby agrees that (i) if the Agent notifies such Lender that the Agent has determined in its sole discretion that any funds received by such Lender from the Agent or any of its

Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether or not known to such Lender) (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly but in no event later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.

(b)
Without limiting the immediately preceding clause (a), each Lender hereby further agrees that if it receives a payment from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Agent of such occurrence and upon demand from the Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c)
The Borrower and each other Credit Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Agent’s rights and remedies under this Section 11.20), the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party.
(d)
In addition to any rights and remedies of the Agent provided by law, Agent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this Section 11.20 and which has not been returned to the Agent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account of such Lender. Agent agrees promptly to notify the Lender after any such setoff and application made by Agent; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

(e)
Each party’s obligations under this Section 11.20 shall survive the resignation or replacement of the Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Revolving Loan Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Financing Document.

Section 11.21 Agent May File Proofs of Claim. Subject to, and in accordance with, the terms of the applicable Intercreditor Agreement, in case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to the Borrower, the Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Section 13.14) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Section 13.14.

ARTICLE 12- GUARANTY

Section 12.1 Guaranty. Each Guarantor hereby (a) unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all of the Obligations, including payment in full of the principal, accrued but unpaid interest and all other amounts due and owing to the Agent and Lenders under the Loans and (b) indemnifies each Lender immediately on demand against any cost, loss or liability suffered by such Lender if any obligations guaranteed by it are or become unenforceable, invalid, voided, avoid or illegal, the amount of which such cost, loss or liability shall be equal to the amount which such Lender would otherwise be entitled to recover (collectively, the “Guaranty”). Each payment made by any Guarantor pursuant to this Article 12 shall be made in lawful money of the United States in immediately available funds. Each Guarantor hereby acknowledges and agrees that it is an Affiliate of a Borrower or other interested party and will derive significant economic benefit from the Loans.

Section 12.2 Payment of Amounts Owed. The Guarantee hereunder is an absolute, unconditional and continuing guarantee of the full and punctual payment and performance of all of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Agent or any Lender first attempt to collect any of the Obligations from any Borrower or resort to any collateral security or other means of obtaining payment. In the event of any default by Borrowers in the payment of the Obligations, after the expiration of any applicable cure or grace period, each Guarantor agrees, on demand by Agent (which demand may be made concurrently with notice to Borrowers that the Borrowers are in default of their obligations), to pay the Obligations, regardless of any defense, right of set- off or recoupment or claims which any Borrower or Guarantor may have against Agent or Lenders or the holder of the Notes. All of the remedies set forth in this Agreement, in any other Financing Document or at law or equity, subject to the terms of the applicable Intercreditor Agreement, shall be equally available to Agent and Lenders, and the choice by Agent or Lenders of one such alternative over another shall not be subject to question or challenge by any Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, recoupment or failure to mitigate damages in any action, proceeding, or counteraction by Agent or Lenders to recover or seeking any other remedy under this Guarantee, nor shall such choice preclude Agent or Lenders from subsequently electing to exercise a different remedy.

Section 12.3 Certain Waivers by Guarantor. To the fullest extent permitted by law, each Guarantor does hereby:

(a)
waive notice of acceptance of this Agreement by Agent and Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law; agree to refrain from asserting, until after repayment in full of the Obligations, any defense, right of set-off, right of recoupment or other claim which such Guarantor may have against any Borrower;
(b)
waive any defense, right of set-off, right of recoupment or other claim which such Guarantor may have against Agent, Lenders or the holder of the Notes;
(c)
waive any and all rights such Guarantor may have under any anti-deficiency statute or other similar protections;
(d)
waive all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from any Borrower, any other Guarantor or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations until the Obligations have been paid in full;
(e)
waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge such Guarantor with liability;
(f)
waive the benefit of all appraisements, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect;
(g)
waive any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of Agent or Lenders to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding;
(h)
waive any defense based on an election of remedies by Agent or Lenders, whether or not such election may affect in any way the recourse, subrogation or other rights of such Guarantor against any Borrower, any other Guarantor or any other person in connection with the Obligations;
(i)
waive any defense based on the failure of the Agent or Lenders to (i) provide notice to such Guarantor of a sale or other disposition of any of the security for any of the Obligations, or (ii) conduct such a sale or disposition in a commercially reasonable manner;
(j)
waive any defense based on the negligence of Agent or Lenders in administering this Agreement or the other Financing Documents (including, but not limited to, the failure to perfect any security interest in any Collateral), or taking or failing to take any action in connection therewith, provided, however, that such waiver shall not apply to the gross negligence or willful misconduct of the Agent or Lenders, as determined by the final, non-appealable decision of a court having proper jurisdiction;
(k)
waive the defense of expiration of any statute of limitations affecting the liability of such Guarantor hereunder or the enforcement hereof;
(l)
waive any right to file any Claim (as defined below) as part of, and any right to request consolidation of any action or proceeding relating to a Claim with, any action or proceeding filed or maintained by Agent or Lenders to collect any Obligations of such Guarantor to Agent or Lenders hereunder or to exercise any rights or remedies available to Agent or Lenders under the Financing Documents, at law, in equity or otherwise;
(m)
agree that neither Agent nor Lenders shall have any obligation to obtain, perfect or retain a security interest in any Property to secure any of the Obligations (including any mortgage or security interest contemplated by the Financing Documents), or to protect or insure any such Property;
(n)
waive any obligation Agent or Lenders may have to disclose to such Guarantor any facts the Agent or Lenders now or hereafter may know or have reasonably available to it regarding the Borrowers or Borrowers’ financial condition, whether or not the Agent or Lenders have a reasonable opportunity to communicate such facts or have reason to believe that any such facts are unknown to such Guarantor or materially increase the risk to such Guarantor beyond the risk such Guarantor intends to assume hereunder;
(o)
agree that neither Agent nor Lenders shall be liable in any way for any decrease in the value or marketability of any Property securing any of the Obligations which may result from any action or omission of the Agent or Lenders in enforcing any part of this Agreement;
(p)
waive any defense based on any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Financing Documents;
(q)
waive any defense based on any change in the composition of Borrowers, and
(r)
waive any defense based on any representations and warranties made by such Guarantor herein or by any Borrower herein or in any of the Financing Documents.

For purposes of this section, the term “Claim” shall mean any claim, action or cause of action, defense, counterclaim, set-off or right of recoupment of any kind or nature against the Agent or Lenders, its officers, directors, employees, agents, members, actuaries, accountants, trustees or attorneys, or any affiliate of the Agent or Lenders in connection with the making, closing, administration, collection or enforcement by the Agent or Lenders of the Obligations.

Section 12.4 Guarantor’s Obligations Not Affected by Modifications of Financing Documents. Each Guarantor further agrees that such Guarantor’s liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor for the time for payment of interest or principal or by any forbearance or delay in collecting interest or principal hereunder, or by any waiver by Agent or Lenders under this Agreement or any other Financing Documents, or by Agent’s or Lenders’ failure or election not to pursue any other remedies it may have against any Borrower or Guarantor, or by any change or modification in the Notes, this Agreement or any other Financing Document, or by the acceptance by Agent or Lenders of any additional security or any increase, substitution or change therein, or by the release by Agent or Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Obligations even though Agent or Lenders might lawfully have elected to apply such payments to any part or all of the Obligations, it being the intent hereof that, subject to Agent’s or Lenders’ compliance with the terms of this Article 12 and the Financing Documents, each Guarantor shall remain liable for the payment of the Obligations, until the Obligations have been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Each Guarantor further understands and agrees that Agent or Lenders may at any time enter into agreements with Borrowers to amend, modify and/or increase the principal amount of, interest rate applicable to or other economic and non-economic terms of this Agreement or the other Financing Documents, and may waive or release any provision or provisions of this Agreement or the other Financing Documents, and, with reference to such instruments, may make and enter into any such agreement or agreements as Agent, Lenders and Borrowers may deem proper and desirable, without in any manner impairing this Guarantee or any of Agent’s or Lenders’ rights hereunder or each Guarantor’s obligations hereunder, and each Guarantor’s obligations hereunder shall apply to the this Agreement and other Financing Documents as so amended, modified, extended, renewed or increased.

Section 12.5 Reinstatement; Deficiency. This guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to this Agreement or any other Financing Document is rescinded or otherwise required to be returned by Agent or Lenders upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of any Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, any Borrower or any substantial part of its Property, or otherwise, all as though such payment to Agent or Lenders had not been made, regardless of whether Agent or Lenders contested the order requiring the return of such payment. In the event of the foreclosure of the Financing Documents and of a deficiency, each Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrowers would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Agent or Lenders institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this guaranty.

Section 12.6 Subordination of Borrowers’ Obligations to Guarantors; Claims in Bankruptcy.

(a)
Any indebtedness of any Borrower to any Guarantor (including, but not limited to, any right of such Guarantor to a return of any capital contributed to a Borrower), whether now or hereafter existing, is hereby subordinated to the payment of the Obligations. Each Guarantor agrees that, until the Obligations have been paid in full, such Guarantor will not seek, accept, or retain for its own account, any payment from any Borrower on account of such subordinated debt. Any payments to any Guarantor on account of such subordinated debt shall be collected and received by such Guarantor in trust for Agent and Lenders and shall be immediately paid over to Agent, for the benefit of Agent and Lenders, on account of the Obligations without impairing or releasing the obligations of such Guarantor hereunder.
(b)
Each Guarantor shall promptly file in any bankruptcy or other proceeding in which the filing of claims is required by law, all claims and proofs of claims that such Guarantor may have against any Borrower or any other Guarantor and does hereby assign to Agent or its nominee (and will, upon request of Agent, reconfirm in writing the assignment to Agent or its nominee of) all rights of such Guarantor under such claims. If such Guarantor does not file any such claim, Agent, as attorney-in-fact for such Guarantor, is hereby irrevocably authorized to do so in the name of such Guarantor, or in Agent’s discretion, to assign the claim to a designee and cause proof of claim to be filed in the name of Agent’s designee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Agent, for the benefit of Agent and Lenders, the full amount thereof and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Lenders all of such Guarantor’s rights to any such payments or distributions to which such Guarantor would otherwise be entitled, such assignment being a present and irrevocable assignment of all such rights.

Section 12.7 Maximum Liability. The provisions of this Article 12 are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Article 12 would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Article 12, then, notwithstanding any other provision of this Article 12 to the contrary, the amount of such liability shall, without any further action by the Guarantors or the Agent or any Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section 12.7 with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of the Agent and the Lenders to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person shall have any right or claim under this Section 12.7 with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this guaranty or affecting the rights and remedies of the Agent or the Lenders hereunder, provided that, nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability.

Section 12.8 Guarantor’s Investigation. Each Guarantor acknowledges receipt of a copy of each of this Agreement and the other Financing Documents. Each Guarantor has made an independent investigation of the other Credit Parties and of the financial condition of the other Credit Parties. Neither Agent nor any Lender has made and neither Agent nor any Lender does make any representations or warranties as to the income, expense, operation, finances or any other matter or thing affecting any Credit Party nor has Agent or any Lender made any representations or warranties as to the amount or nature of the Obligations of any Credit Party to which this Article 12 applies as specifically herein set forth, nor has Agent or any Lender or any officer, agent or employee of Agent or any Lender or any representative thereof, made any other oral representations, agreements or commitments of any kind or nature, and each Guarantor hereby expressly acknowledges that no such representations or warranties have been made and such Guarantor expressly disclaims reliance on any such representations or warranties.

Section 12.9 Termination. The provisions of this Article 12 shall remain in effect until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations for which no claim has been made and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid and satisfied in full.

Section 12.10 Representative. Each Guarantor hereby designates Borrower Representative and its representatives and agents on its behalf for the purpose of giving and receiving all notices and other consents hereunder or under any other Financing Document and taking all other actions on behalf of such Guarantor under the Financing Documents. Borrower Representative hereby accepts such appointment.

Section 12.11 Guarantor Acknowledgement. Without limiting the generality of the foregoing, each Guarantor, by its acceptance of this Guaranty, hereby confirms that, except for Holdings, it is a Subsidiary of a Borrower and each Guarantor further confirms that it will materially benefit from the Loans made hereunder and the parties hereto intend that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law (as defined below), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to this Guaranty. In furtherance of that intention, the liabilities of each Guarantor under this Guaranty (the “Liabilities”) shall be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Person with respect to the Liabilities, result in the Liabilities of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means the United States Bankruptcy Code, or any similar federal, state or foreign law for the relief of debtors. This paragraph with respect to the maximum liability of each Guarantor is intended solely to preserve the rights of the holders, to the maximum extent not subject to avoidance under applicable law, and neither a Guarantor nor any other Person shall have any right or claim under this paragraph with respect to such maximum liability, except to the extent necessary so that the obligations of a Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Obligations guaranteed hereunder may at any time and from time to time exceed the maximum liability of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the holders hereunder; provided that nothing in this sentence shall be construed to increase such Guarantor’s obligations hereunder beyond its maximum liability.

ARTICLE 13- MISCELLANEOUS

Section 13.1 Survival. All agreements, representations and warranties made herein and in every other Financing Document shall survive the execution and delivery of this Agreement and the other Financing Documents. The provisions of Section 2.8, Section 2.10 and Articles 11 and 12 shall survive the resignation or replacement of the Agent, the termination of the Revolving Commitments, the payment of the Obligations (both with respect to any Lender and all Lenders collectively) (or any portion thereof) under any Financing Document and any termination of this Agreement and any judgment with respect to any Obligations, including any final foreclosure judgment with respect to any Security Document, and no unpaid or unperformed, current or future, Obligations will merge into any such judgment.

Section 13.2 No Waivers. No failure or delay by Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Any reference in any Financing Document to the “continuing” nature of any Event of Default shall not be construed as establishing or otherwise indicating that any Credit Party has the independent right to cure any such Event of Default, but is rather presented merely for convenience should such Event of Default be waived in accordance with the terms of the applicable Financing Documents.

Section 13.3 Notices.

(a)
All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, e-mail or similar writing) and shall be given to such party at its address or e-mail address set forth below (or, in the case of any such Lender who becomes a Lender after the date hereof, in an assignment agreement or in a notice delivered to Borrower Representative and Agent by the assignee Lender forthwith upon such assignment) or at such other address, facsimile number or e- mail address as such party may hereafter specify for the purpose by notice to Agent and Borrower Representative; provided, however, that notices, requests or other communications shall be permitted by electronic means only in accordance with the provisions of Section 13.3(b) and (c). Each such notice, request or other communication shall be effective (i) if given by electronic means, in accordance with the provisions of Section 13.3(b) and (c), or (ii) if given by mail, prepaid overnight courier or any other means, when received or when receipt is refused at the applicable address specified by this Section 13.3(a).

If to any Credit Party:

Shimmick Construction Company, Inc., as Borrower Representative

530 Technology Drive, Suite No. 300

Irvine, CA 92618

Attn: John Carpenter, EVP and Chief Legal Officer Email:

and

Shimmick Construction Company, Inc., as Borrower Representative

7601 E. Technology Way, Suite 100

Denver, CO 80237

Attn: Amanda Mobley, EVP and Chief Financial Officer Email:

With a copy to:

Latham & Watkins LLP 12670 High Bluff Drive San Diego, CA 92126

Attn: James Mann, Esq. and Keith Simon, Esq.

Email: If to Agent:

Alter Domus (US) LLC

225 West Washington St., 9th Floor Chicago, IL 60606

Attn: Legal Department – Agency, Emily Ergang Pappas and Nick Keelen

Email:

With a copy to (which shall not constitute notice): Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, IL 60606

Attn: Joshua M. Spencer

Email: If to AECOM (or any of its Affiliates or Approved Funds):

AECOM

13355 Noel Road #400

Dallas, TX 75240

Attn: Will Gabrielski

Email: and

AECOM

One California Plaza

300 South Grand Avenue Los Angeles, CA 90071 Attn: Manav Kumar

Email: With a copy to:

Kirkland & Ellis LLP 609 Main Street

Houston, TX 77002 Attn: Mary Kogut, P.C.

Email:

If to BHSI (or any of its Affiliates or Approved Funds):

Berkshire Hathaway Specialty Insurance 1314 Douglas Street, Suite 1300

Omaha, NE 68102 – 1944

Attn: Jeffrey Jubera, VP – Global Surety Claims Email:

With a copy to:

Watt, Tieder, Hoffar & Fitzgerald, L.L.P. 1765 Greensboro Station Place, Suite 1000

McLean, VA 22102

Attn: Vivian Katsantonis

Email:

(b)
Notices and other communications to the parties hereto may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved from time to time by Agent, provided, however, that the foregoing shall not apply to notices sent directly to any Lender if such Lender has notified Agent in writing that it is incapable of receiving notices by electronic communication. Agent or Borrower Representative may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by it, provided, however, that approval of such procedures may be limited to particular notices or communications.
(c)
Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, however, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day.

Section 13.4 Severability. In case any provision of or obligation under this Agreement or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 13.5 Headings. Headings and captions used in the Financing Documents (including the Exhibits, Schedules and Annexes hereto and thereto) are included for convenience of reference only and shall not be given any substantive effect.

Section 13.6 Confidentiality.

(a)
Each Credit Party agrees (i) not to transmit or disclose provisions of any Financing Document to any Person (other than to Borrowers’ advisors and officers on a need-to-know basis or as otherwise may be required by Law) without Agent’s prior written consent and (ii) to inform all Persons of the confidential nature of the Financing Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions.
(b)
Agent and each Lender shall hold all non-public information regarding the Credit Parties and their respective businesses identified as such by Borrowers and obtained by Agent or any Lender pursuant to the requirements hereof in accordance with such Person’s customary procedures for handling information of such nature, except that disclosure of such information may be made (i) to their respective agents, employees, Subsidiaries, Affiliates, shareholders, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services, (ii) to prospective transferees or purchasers of any interest in the Loans, Agent or a Lender, and to prospective contractual counterparties (or the professional advisors thereto) in Swap Contracts permitted hereby, provided, however, that any such Persons are bound by obligations of confidentiality, (iii) as required by Law, subpoena, judicial order or similar order and in connection with any litigation (including pursuant to any SEC Required Disclosures or otherwise), (iv) as may be required in connection with the examination, audit or similar investigation of such Person, and (v) to a Person that is a trustee, investment advisor or investment manager, collateral manager, servicer, noteholder or secured party in a Securitization (as hereinafter defined) in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization. For the purposes of this Section, “Securitization” means (A) the pledge of the Loans as collateral security for loans to a Lender, or (B) a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans. Confidential information shall include only such information identified as such at the time provided to Agent and shall not include information that either:

(y) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (z) is disclosed to such Person by a Person other than a Credit Party, provided, however, Agent does not have actual knowledge that such Person is prohibited from disclosing such information. The obligations of Agent and Lenders under this Section 13.6 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.

Section 13.7 Waiver of Consequential and Other Damages. To the fullest extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee (as defined below), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this

Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

Section 13.8 GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a)
THIS AGREEMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.
(b)
EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS (AND THE BORROWER SHALL CAUSE EACH LOAN PARTY TO SUBMIT) FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN AND FOR NEW CASTLE COUNTY, DELAWARE OR OF THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DELAWARE AND APPELLATE COURTS FROM ANY THEREOF; PROVIDED THAT NOTHING CONTAINED HEREIN OR IN ANY OTHER FINANCING DOCUMENT WILL PREVENT ANY LENDER OR THE AGENT FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE SECURITY INSTRUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY LOAN PARTY IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.
(c)
EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 13.13 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 13.13 (OR ITS ASSIGNMENT AGREEMENT), SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

Section 13.9 WAIVER OF JURY TRIAL.

(a)
(i) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) EACH CREDIT PARTY HEREBY

IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SECTION 13.9 SHALL LIMIT THE CREDIT PARTIES’ INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN SECTION 11.6 TO THE EXTENT SUCH SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNITEE IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER; (iii) EACH PARTY HEREBY CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND

(iv) EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 13.9

Section 13.10 Publication. Except to the extent permitted by Section 5.23, no Credit Party will directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of the Lenders or any of their respective Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except (i) as required by Law, subpoena or judicial or similar order, in which case the applicable Credit Party shall give the Lenders prior written notice of such publication or other disclosure, or (ii) with the Lenders’ prior written consent.

Section 13.11 Counterparts; Integration. This Agreement and the other Financing Documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 13.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 13.13 Lender Approvals. Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Agent or Lenders with respect to any matter that is the subject of this Agreement, the other Financing Documents may be granted or withheld by Agent and Lenders in their sole and absolute discretion and credit judgment.

Section 13.14 Expenses; Indemnity.

(a)
Except with respect to Indemnified Taxes, Other Taxes and Excluded Taxes, which shall be governed exclusively by Section 2.8, Credit Parties hereby agree to promptly (and, in any case, within ten (10) Business Days of any request made to the Credit Parties) pay (i) all reasonable and documented out-of-pocket costs and expenses of the Agent Indemnitees and the Lenders and their Related Parties (the “Lender Indemnitees” and, together with the Agent Indemnitees, the “Indemnitees”) (including the documented out-of-pocket fees and disbursements of outside counsel for such Agent Indemnitee and outside counsel of such Lender Indemnitee) (and if reasonably necessary (as determined by the Agent Indemnitees and the Lender Indemnitees, as applicable), a single regulatory counsel and a single local counsel in each appropriate jurisdiction for the Agent Indemnitees and a single regulatory counsel and a single local counsel in each appropriate jurisdiction for the Lender Indemnitees (plus additional counsel desirable due to actual or reasonably perceived conflict of interest among such parties) and independent appraisers and consultants retained by the Agent Indemnitees and independent appraisers and consultants retained by the Lender Indemnitees), in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated by the Financing Documents, in connection with the performance by Agent and the Lenders of their respective rights and remedies under the Financing Documents and in connection with the continued administration and analysis of the Financing Documents including, without limitation, (A) any amendments, modifications, consents and waivers to and/or under any and all Financing Documents, and

(B) any periodic public record searches conducted by or at the request of Agent or the Lenders (including, without limitation, title investigations, UCC searches, fixture filing searches, judgment, pending litigation and tax lien searches and searches of applicable corporate, limited liability, partnership and related records concerning the continued existence, organization and good standing of certain Persons); (ii) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent Indemnitees and Lender Indemnitees in connection with the creation, perfection and maintenance of Liens pursuant to the Financing Documents; (iii) without limitation of the preceding clause (i), all costs and expenses of Agent and Lenders in connection with (A) protecting, storing, insuring, handling, maintaining or selling any Collateral, (B) any litigation, dispute, suit or proceeding relating to any Financing Document, and (C) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Financing Documents; (iv) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of the Lenders in connection with Lenders’ reservation of funds in anticipation of the funding of the initial Loans to be made hereunder; and (v) all costs and expenses incurred by the Agent or the Lenders in connection with any litigation, dispute, suit or proceeding relating to any Financing Document, other than disputes solely among Lenders and/or Agent (other than any claims against such person in its capacity or in fulfilling its role as Agent, arranger or any similar role hereunder) to the extent such disputes do not arise from any act or omission of any Credit Party or of any Affiliate of a Credit Party, and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents, whether or not Agent or Lenders are a party thereto; provided, however, to the extent that such foregoing costs and expenses are incurred by the Lenders (and specifically excluding any costs and expenses incurred by the Agent Indemnitees) prior to the Closing Date in an amount in excess of $500,000, in the aggregate, the Credit Parties shall not be required to pay such amounts in excess of $500,000; provided further, nothing herein shall be construed to limit the Agent’s fees in any way. Upon the occurrence and during the continuation of any Event of Default, if Agent or any Lender uses in-house counsel for any of these purposes, Credit Parties further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

(b)
Each Credit Party hereby agrees to indemnify, pay and hold harmless Agent Indemnitees and Lender Indemnitees from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the documented out-of-pocket fees and disbursements of outside counsel for such Agent Indemnitee and outside counsel of such Lender Indemnitee) (and if reasonably necessary (as determined by the Agent Indemnitees and the Lender Indemnitees, as applicable), a single regulatory counsel and a single local counsel in each appropriate jurisdiction for the Agent Indemnitees and a single regulatory counsel and a single local counsel in each appropriate jurisdiction for the Lender Indemnitees (plus additional counsel desirable due to actual or reasonably perceived conflict of interest among such parties) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the reasonable and documented out-of-pocket expenses of investigation by third party engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Agent or Lenders) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, actually incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Financing Documents (including (i)(A) as a direct or indirect result of the presence escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Materials, (B) arising out of or relating to the offsite disposal by or on behalf of any Credit Party of any materials generated or present on any Property, or (C) arising out of or resulting from any violation of, or liability under, Environmental Law, including the environmental condition of any such Property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Credit Party or any Subsidiary, and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Loans, except that Credit Parties shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, each Credit Party shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such indemnified liabilities actually incurred by or asserted against the Indemnitees or any of them. This Section 13.14(b) shall not apply with respect to Taxes other than any Taxes that represent liabilities, obligations, losses, damages, claims etc. arising from any non-Tax claim.
(c)
Notwithstanding any contrary provision in this Agreement, the obligations of Credit Parties under this Section 13.14 shall survive the resignation or replacement of the Agent, the termination of the Revolving Commitments, the payment, satisfaction and discharge of the Obligations (or any portion thereof) under any Financing Document and the termination of this Agreement. NO INDEMNITEE SHALL BE RESPONSIBLE OR LIABLE TO THE CREDIT PARTIES OR TO ANY OTHER PARTY TO ANY FINANCING DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.
(d)
Each Borrower for itself and all endorsers, guarantors and sureties and their heirs, legal representatives, successors and assigns, hereby further specifically waives any rights that it may have under Section 1542 of the California Civil Code (to the extent applicable), which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT

KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR

HER SETTLEMENT WITH THE DEBTOR,” and further waives any similar rights under applicable Laws.

Section 13.15 [Reserved].

Section 13.16 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Credit Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a fraudulent preference reviewable transaction or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 13.17 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Credit Parties and Agent and each Lender and their respective successors and permitted assigns.

Section 13.18 USA PATRIOT Act Notification. Agent (for itself, to the extent applicable, and not on behalf of any Lender) and each Lender hereby notifies the Credit Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record certain information and documentation that identifies the Credit Parties, which information includes the name and address of the Credit Parties and such other information that will allow Agent or such Lender, as applicable, to identify the Credit Parties in accordance with the USA PATRIOT Act.

Section 13.19 Surety Rights. THIS AGREEMENT SHALL BE DEEMED TO APPLY SOLELY WITH RESPECT TO ANY INTERESTS, RIGHTS, OBLIGATIONS OR CLAIMS OF BHSI SOLELY IN ITS CAPACITY AS A LENDER AND SOLELY WITH RESPECT TO THE OBLIGATIONS EXPLICITLY ADDRESSED HEREIN. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NOTHING HEREIN IS INTENDED TO OR WILL AMEND, ABRIDGE, DIMINISH, WAIVE OR OTHERWISE MODIFY THE PROVISIONS OF THE BHSI SURETY DOCUMENTS OR BHSI’S SURETY RIGHTS AND REMEDIES ARISING THEREUNDER OR OTHERWISE AT LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, UNDER THE DOCTRINE OF EQUITABLE SUBROGATION. FOR AVOIDANCE OF DOUBT, ALL COVENANTS AND WAIVERS CONTAINED IN THIS AGREEMENT DO NOT APPLY OR IN ANY WAY BIND BHSI, SOLELY IN ITS CAPACITY AS SURETY UNDER THE BHSI SURETY DOCUMENTS.

Section 13.20 Intercreditor Agreement. Each Lender hereunder (i) agrees that it will be bound by and will take no actions contrary to the provisions of each Intercreditor Agreement as if it was a signatory thereto and (ii) authorizes and instructs the Agent to enter into each Intercreditor Agreement as Agent and on behalf of such Lender and hereby acknowledges and agrees to be bound by the provisions of each Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Schedule 3.17

Material Contracts and Legacy Projects

(a)
Material Contracts
1.
Each Financing Document;
2.
The Ansley Park Credit Agreement and each other “Loan Document” thereunder (as defined in the Ansley Park Credit Agreement);
3.
The Ares Credit Agreement and each other “Loan Document” (as defined in the Ares Credit Agreement);
4.
Any other First Lien Credit Agreement and each other “Loan Document” (or other comparable term) thereunder;
5.
The PSA;
6.
The AECOM Side Letter;
7.
The Share Issuance Agreement;
8.
The Settlement and Release Agreement;
9.
Each Material Project Document; and
10.
Any other contract or Contractual Obligation disclosed in these Schedules.